UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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GARMIN LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GARMIN LTD.

NOTICE AND PROXY STATEMENT

FOR

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD

FRIDAY, JUNE 6, 2025

YOUR VOTE IS IMPORTANT!

Please mark, date and sign the enclosed proxy card

and promptly return it in the enclosed envelope.

If you reviewed your materials electronically or through a broker or other nominee,

please follow the instructions provided.

THIS NOTICE AND PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND THE 2024
ANNUAL REPORT ARE FIRST BEING FURNISHED ON APRIL 23, 2025.

Garmin Ltd.
Mühlentalstrasse 2
8200 Schaffhausen
Switzerland

Notice of Annual General Meeting of Shareholders

To be held on June 6, 2025

To the Shareholders of Garmin Ltd.:

We cordially invite you to attend the 2025 Annual General Meeting (the “Annual Meeting”) of Shareholders of Garmin Ltd., a Swiss company (“Garmin” or the “Company”). The Annual Meeting will be held at the offices of the law firm of Homburger Ltd, Prime Tower, Hardstrasse 201, 8005 Zurich, Switzerland, at 5:00 p.m. Central European Summer Time on Friday, June 6, 2025. The purpose of the meeting is to consider and vote upon the following matters:

PROPOSALS

1.	Approval of Garmin’s 2024 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024 and the statutory financial statements of Garmin for the fiscal year ended December 28, 2024
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting to approve Garmin’s 2024 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024, and Garmin’s statutory financial statements for the fiscal year ended December 28, 2024.
2.	Approval of the appropriation of available earnings
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting to approve the appropriation of available earnings as follows:

Proposed Appropriation of Available Earnings
Balance brought forward from previous years	$625,412,000
Cancellation of repurchased shares	$(99,182,000)
Net earnings (loss) for the period (on a stand-alone unconsolidated basis)	$227,835,000
Total available to the Annual Meeting	$754,065,000
Resolution proposed by the Board of Directors:
• RESOLVED, that the available earnings of $754,065,000 shall be carried forward.

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3.	Approval of the payment of a cash dividend in the aggregate amount of $3.60 per outstanding share out of Garmin’s reserve from capital contribution in four equal installments
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting that Garmin pay a cash dividend in the amount of $3.60 per outstanding share as follows:
Reserve from Capital Contribution as per December 28, 2024		$3,640,349,000
Resolutions proposed by the Board of Directors:
•	RESOLVED, that Garmin, out of, and limited at a maximum to the amount of, the Dividend Reserve (as defined below), pay a cash dividend in the amount of $3.60 per outstanding share[1] out of Garmin’s reserve from capital contribution payable in four equal installments at the dates determined by the Board of Directors in its discretion, the record date and payment date for each such installment to be announced in a press release[2] at least ten calendar days prior to the record date; and further
•	RESOLVED, that the cash dividend shall be made with respect to the outstanding share capital of Garmin on the record date for the applicable installment, which amount will exclude any shares of Garmin held by Garmin or any of its direct or indirect subsidiaries; and further
•	RESOLVED, that $771,808,000[3] be allocated to dividend reserves from capital contribution (the “Dividend Reserve”) from the reserve from capital contribution in order to pay such dividend of $3.60 per outstanding share (assuming a total of 194,900,165 shares[4] eligible to receive the dividend); and further	$(771,808,000)
•	RESOLVED that if the aggregate dividend payment is lower than the Dividend Reserve, the relevant difference will be allocated back to the reserve from capital contribution; and further
•	RESOLVED, that to the extent that any installment payment would exceed the Dividend Reserve then remaining, the U.S. dollar per share amount of that installment payment shall be reduced on a pro rata basis, provided, however, that the aggregate amount of that installment payment shall in no event exceed the then remaining Dividend Reserve
•	Reserve from Capital Contribution after Dividend Reserve Allocation	$2,868,541,000
(1)	In no event will the dividend payment exceed a total of $3.60 per share.
(2)	The announcements will not be published in the Swiss Official Gazette of Commerce.
(3)	The amount of the Dividend Reserve, calculated on the basis of the Company’s issued shares as at December 28, 2024, includes a margin to accommodate new share issuance (see footnote 4 below) that may occur between the time when the dividend is approved by shareholders and when the last installment payment is made. Any unused portion of the Dividend Reserve will be returned to the reserve from capital contribution after the last installment payment.
(4)	This number is based on the registered share capital as at December 28, 2024. The number of shares eligible for dividend payments may change due to the issuance of new shares or the reissuance of treasury shares, including (without limitation) from the capital band or the conditional share capital reserved for the share incentive plans, or the cancellation of existing shares as a result of share repurchases.

4.	Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 28, 2024
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting that the members of the Board of Directors and the Executive Management be discharged from personal liability for the fiscal year ended December 28, 2024.
5.	Re-election of six directors
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting that each of Susan M. Ball, Jonathan C. Burrell, Joseph J. Hartnett, Min H. Kao, Catherine A. Lewis and Clifton A. Pemble be re-elected as directors, each for a term extending until completion of the 2026 annual general meeting.
6.	Re-election of the Chairman
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting that Min H. Kao be re-elected as Executive Chairman of the Board of Directors for a term extending until completion of the 2026 annual general meeting.
7.	Re-election of four Compensation Committee members
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting that each of Susan M. Ball, Jonathan C. Burrell, Joseph J. Hartnett and Catherine A. Lewis be re-elected as members of the Compensation Committee, each for a term extending until completion of the 2026 annual general meeting.
8.	Re-election of the independent voting rights representative
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting that the law firm of Wuersch & Gering LLP be re-elected as the independent voting rights representative for a term extending until completion of the 2026 annual general meeting, including any extraordinary general meeting of shareholders prior to the 2026 annual general meeting.
9.	Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 27, 2025 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting that the appointment of Ernst & Young LLP as Garmin’s independent registered public accounting firm for the fiscal year ending December 27, 2025 be ratified and that Ernst & Young Ltd be re-elected as Garmin’s statutory auditor for another one-year term.
10.	Advisory vote on the compensation of Garmin’s Named Executive Officers
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting to approve an advisory resolution approving the compensation of Garmin’s Named Executive Officers (“NEOs”), as disclosed in Garmin’s proxy statement for the Annual Meeting pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission.

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11.	Advisory vote on the Swiss Statutory Compensation Report
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting to approve an advisory resolution approving Garmin’s Swiss Statutory Compensation Report for the fiscal year ended December 28, 2024.
12.	Advisory vote on the Swiss Statutory Non-Financial Matters Report
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting to approve an advisory resolution approving Garmin’s Swiss Statutory Non-Financial Matters Report for the fiscal year ended December 28, 2024.
13.	Binding vote to approve Fiscal Year 2026 maximum aggregate compensation for the Executive Management (as defined in this Proxy Statement)
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting to approve the maximum aggregate compensation that can be paid or granted to the members of the Executive Management in Fiscal Year 2026 in an amount not to exceed $19,000,000.
14.	Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2025 annual general meeting and the 2026 annual general meeting
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting to approve the maximum aggregate compensation that can be paid or granted to the members of the Board of Directors between the 2025 annual general meeting and the 2026 annual general meeting in an amount not to exceed $1,800,000.
15.	Renewal of Capital Band
Proposal of the Board of Directors
The Board of Directors proposes to the Annual Meeting to renew its existing capital band by giving the Board of Directors’ authority to issue new shares and/or to cancel shares or reduce the nominal value of the shares thereunder for a one-year period ending on June 5, 2026. The authority to issue shares will be limited to an increase of up to 20% of Garmin’s stated capital, and the authority to cancel shares or reduce the nominal value of the shares will be limited to up to 10% of Garmin’s stated capital. The text of the proposed shareholder resolution and the proposed amendment to our Articles of Association are contained in Annex 3.

Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying proxy statement (the “Proxy Statement”).

A proxy card is being sent with this Proxy Statement to each holder of shares registered in Garmin’s share register with voting rights at the close of business, U.S. Eastern Time, on April 11, 2025, which is the record date for the Annual Meeting. In addition, a proxy card will be sent with this Proxy Statement to each additional holder of shares who is registered with voting rights in Garmin’s share register as of 5:00 p.m., U.S. Eastern Time, on May 27, 2025. Shareholders registered in Garmin’s share register with voting rights as of 5:00 p.m., U.S. Eastern Time, on May 27, 2025 are entitled to notice of, and to exercise voting rights, including by giving instructions to our independent voting rights representative (in the manner as further set out in the accompanying Proxy Statement) with respect to the matters to be resolved upon at, the Annual Meeting and any adjournments thereof. Under our Articles of Association, shareholders of record may also grant proxies to a third party, who need not be a shareholder.

We are pleased to again take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee as of April 11, 2025 and to participants in the Garmin International, Inc. Retirement Plan with a beneficial interest in our shares as of April 11, 2025, and we are mailing our proxy materials to shareholders whose shares are held directly in their names with our transfer agent, Computershare Trust Company, N.A., as of May 27, 2025. We believe these rules allow us to provide our shareholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting. Garmin’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 (the “2024 Annual Report”), which contains the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024, the Swiss statutory financial statements of Garmin for the fiscal year ended December 28, 2024 and the Auditor’s Reports for Fiscal Year 2024, are available in the Investor Relations section of Garmin’s website www.garmin.com. Copies of the 2024 Annual Report, the Swiss statutory financial statements of Garmin for the fiscal year ended December 28, 2024, the Auditor’s Reports, the Swiss Compensation Report and the Swiss Non-Financial Matters Report may also be obtained without charge by contacting Garmin’s Investor Relations department at +1 (913) 397-8200.

If you received the Notice, you can access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice.

If you received these proxy materials through the mail, please use the enclosed proxy card to direct the vote of your shares. Please date the proxy card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States, or you may exercise your voting rights by Internet or by telephone using the instructions provided on the proxy card. If you received the Notice and reviewed the proxy materials on the Internet, please follow the instructions included in the Notice.

GARMIN LTD. - 2025 Proxy Statement     5

Please note that under the current rules of the New York Stock Exchange, your broker will not be able to exercise voting rights with respect to your shares at the Annual Meeting on the election of directors and on certain other proposals described in the attached Proxy Statement if you have not given your broker instructions on how to exercise voting rights with respect to your shares. Please be sure to give instructions to your broker so that your vote can be counted on the election and such other proposals.

April 23, 2025

By Order of the Board of Directors,

Andrew R. Etkind

Vice President and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 6, 2025

This Proxy Statement and Garmin’s 2024 Annual Report are available at http://materials.proxyvote.com/H2906T

GARMIN LTD. - 2025 Proxy Statement     6

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PROPOSAL THREE	Payment of a cash dividend in the aggregate amount of $3.60 per outstanding share out of Garmin’s reserve from capital contribution in four equal installments	38

PROPOSAL FOUR	Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 28, 2024	39

PROPOSAL FIVE	Re-election of six directors	40

PROPOSAL SIX	Re-election of the Chairman	41

PROPOSAL SEVEN	Re-election of four Compensation Committee members	42

PROPOSAL EIGHT	Re-election of the independent voting rights representative	43

PROPOSAL NINE	Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 27, 2025 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term	44

PROPOSAL TEN	Advisory Vote on the Compensation of Garmin’s Named Executive Officers	45

PROPOSAL ELEVEN	Advisory Vote on the Swiss Statutory Compensation Report	46

PROPOSAL TWELVE	Advisory Vote on the Swiss Statutory Non-Financial Matters Report	47

PROPOSAL THIRTEEN	Binding Vote to Approve Fiscal Year 2026 Maximum Aggregate Compensation for the Executive Management	48

PROPOSAL FOURTEEN	Binding Vote to Approve Maximum Aggregate Compensation for the Board of Directors for the period between the 2025 Annual General Meeting and the 2026 Annual General Meeting	49

PROPOSAL FIFTEEN	Renewal of Capital Band	50

AUDIT MATTERS		51

GENERAL INFORMATION		53

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		57

ANNEX 1 2024 Swiss Statutory Compensation Report		A-1

ANNEX 2 2024 Swiss Statutory Non-Financial Matters Report		A-18

ANNEX 3 Renewal of Capital Band		A-23

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At Garmin, we make products that are engineered on the inside for life on the outside. We bring GPS navigation and wearable technology to the automotive, aviation, marine, outdoor and fitness markets. We think every day is an opportunity to innovate and a chance to beat yesterday.

Garmin’s Mission Statement, Vision and Values

Our Mission

To be an enduring company by creating superior products for automotive, aviation, marine, outdoor, and sports that are an essential part of our customers’ lives.

Our Vision

We will be the global leader in every market we serve, and our products will be sought after for their compelling design, superior quality, and best value.

Our Values

The foundation of our culture is honesty, integrity, and respect for associates, customers, and business partners. Each associate is fully committed to serving customers and fellow associates through outstanding performance and accomplishing what we say we will do.

Garmin’s values are a direct reflection of the values of our founders, Gary Burrell and Dr. Min Kao. The values they embodied and instilled in Garmin at the time of its founding remain the values that drive everything we do.

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PROXY STATEMENT SUMMARY

2024 Business Highlights

In 2024, we delivered record financial results for our shareholders by innovating and delivering exceptional products for customers in our fitness, outdoor, aviation, marine, and automotive segments.

•	Record consolidated revenue of $6.30 billion, a 20% increase compared to the prior year
•	All business segments posted record full-year revenue
•	Record operating income of $1.59 billion, a 46% increase compared to the prior year
•	Celebrated our 35th year anniversary of creating innovative products

All references to currency in this Proxy Statement are in U.S. dollars ($), unless otherwise indicated.

Executive Compensation

We provide executive compensation that is viewed as internally equitable and fair by executives and the broader Garmin employee population, while also being externally competitive in order to attract, motivate and retain a highly qualified executive team. Our executive compensation program is straightforward, with the majority of the compensation provided through long-term equity incentives that are based on individual performance and Garmin’s financial results, which aligns executive compensation with the interests of our shareholders.

For more information on our executive compensation program and the 2024 compensation for our named executive officers, see the section entitled “Compensation Discussion and Analysis” section beginning on page 21.

Director Nominees

Garmin’s Board of Directors (the “Board”) oversees our business, utilizing the diverse skills and experiences of our directors to represent the best interests of our shareholders. Below are the nominees for re-election at our Annual Meeting.

Name	Independent	Age	Director Since	Audit Committee	Compensation Committee	Nominating Committee
Min H. Kao Executive Chairman		76	2000
Clifton A. Pemble President and CEO		59	2004
Susan M. Ball		61	2024	•	•	•
Jonathan C. Burrell		61	2018		•	•
Joseph J. Harnett		69	2013	•	•	•
Catherine A. Lewis		72	2019	•	•	•

•  Chair      •  Member

Garmin does not have a policy that limits the number of terms or years a director may serve on the Board because such limits may cause the loss of experience and expertise important to the operation of the Board. Instead, to ensure the Board remains composed of high-functioning members able to keep their commitments to Board service, the Nominating and Corporate Governance Committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of incumbent directors for re-election. Having a Board comprised of directors with a variety of tenures provides an effective mix of deep knowledge about Garmin and fresh perspectives.

For more information regarding our nominees, see the section entitled “Nominees for Election” beginning on page 17.

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Items of Business and Board Voting Recommendations

At the Annual Meeting, the Board asks you to exercise your voting rights with respect to the following matters. The Board recommends a vote FOR each of the following proposals:

1.	Approval of Garmin’s 2024 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024 and the statutory financial statements of Garmin for the fiscal year ended December 28, 2024;
2.	Approval of the appropriation of available earnings;
3.	Approval of the payment of a cash dividend in the aggregate amount of $3.60 per outstanding share out of Garmin’s reserve from capital contribution in four equal installments;
4.	Discharge of the members of the Board and the Executive Management from liability for the fiscal year ended December 28, 2024;
5.	Re-election of six directors;
6.	Re-election of the Chairman;
7.	Re-election of four Compensation Committee members;
8.	Re-election of the independent voting rights representative;
9.	Ratification of the appointment of Ernst & Young LLP as Garmin’s independent registered public accounting firm for the fiscal year ending December 27, 2025 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term;
10.	Advisory vote on the compensation of Garmin’s Named Executive Officers;
11.	Advisory vote on the Swiss statutory compensation report;
12.	Advisory vote on the Swiss statutory non-financial matters report;
13.	Binding vote to approve Fiscal Year 2026 maximum aggregate compensation for the Executive Management;
14.	Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2025 annual general meeting and the 2026 annual general meeting; and
15.	Renewal of Capital Band.

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CORPORATE GOVERNANCE

Governance Highlights

Garmin is committed to corporate governance practices that promote the long-term interests of our shareholders and provide structure for principled and effective decision-making and appropriate monitoring of compliance and performance.

Our governance framework includes the following highlights:

•	Four out of six director nominees are independent
•	Only independent directors are members of our Audit, Compensation, and Nominating and Governance Committees
•	Regularly scheduled Board meetings include executive sessions during which no members of management are present
•	All directors are elected annually for a one-year term
•	Members of the Compensation Committee are elected annually by the shareholders for a one-year term
•	The Board and its committees conduct annual self-evaluations led by experienced independent outside counsel, including one-on-one interviews
•	An “overboarding” policy that limits the number of boards of other public companies our directors can serve on
•	Board size and structure that enables each independent director to be highly engaged and to have direct access to and significant interaction with our management
•	The Board regularly reviews Board and executive succession planning

Board Independence

Garmin’s Corporate Governance Guidelines require a majority of Board members to be independent. The Board has undertaken a review of the independence of the directors on our Board. Based on this review, the Board has determined that four members of the Board (Ms. Ball, Mr. Burrell, Mr. Hartnett and Ms. Lewis) qualify as “independent” directors as defined under the applicable listing standards of the New York Stock Exchange (“NYSE”) and SEC regulations. Ms. Ball, Mr. Burrell, Mr. Hartnett and Ms. Lewis constitute a majority of the Board. The Board previously undertook a review of the independence of our former member of the Board, Charles Peffer, whose term expired at the 2024 annual general meeting of shareholders. Based on this review, the Board determined that Mr. Peffer qualified as “independent” as defined under the applicable listing standards of the NYSE and SEC regulations.

In making these determinations, our Board considered any current and prior relationships or transactions that each director has with the Company and other information provided by each director concerning his or her background, employment and affiliations, including the beneficial ownership of our common stock by each director and the transactions, if any, involving them described in “Compensation of Directors” and “Related Person Policy and Transactions.”

The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board has determined that all members of each of these committees are independent under the applicable listing standards of the NYSE and SEC rules and regulations for committee memberships.

Board and Committee Structure

Garmin and the Board regularly review the Board’s size, composition and leadership structure. The Board believes the current size of the Board –six directors – is appropriate considering the primary responsibilities of the Board, its governance structure, the experience and high level of engagement of each Board member, and the capabilities of the management team the Board oversees.

The Board believes its leadership structure, in which the roles of Chair and Chief Executive Officer are separated, best serves the Board’s ability to carry out its roles and responsibilities on behalf of Garmin’s shareholders. Dr. Min H. Kao serves as Executive Chairman of the Board, and Clifton A. Pemble serves as President and Chief Executive Officer.

The Board believes this Board leadership structure is appropriate and desirable because Mr. Pemble is well-positioned to be Chief Executive Officer as he has been at Garmin since 1989 and has held a number of engineering and management leadership positions prior to becoming Chief Executive Officer on January 1, 2013, including President and Chief Operating Officer, and Dr. Kao’s continued contribution as Executive Chairman adds significant value because he is a co-founder and former Chief Executive Officer of Garmin, which gives him a unique perspective of the company’s history, vision and values. In addition, because of his significant ownership of Garmin shares, Dr. Kao’s interests are aligned with those of Garmin’s shareholders.

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As mentioned above, the Board regularly reviews its leadership structure. Following its most recent review, the Board determined that not having a lead independent director continues to best serve the Board’s ability to carry out its roles and responsibilities because, given the size of the Board, not having a lead independent director encourages and enables all four of the independent directors to play an active role on the Board. Rather than rely on only one independent director to have access to and interact with Garmin’s management, each of the independent directors has direct access to and regular interaction with Garmin’s management. At executive sessions of the independent directors rather than appoint only one independent director to preside, each of the independent directors is given the opportunity to raise issues, make comments or express views.

The membership and primary responsibilities of each of the Board committees are described below.

Each committee operates under a written charter adopted by the Board, which are available at https://www.garmin.com/en-US/investors/governance/. Each committee reviews and assesses its charter annually.

Audit Committee

Mr. Hartnett (Chair), Ms. Ball and Ms. Lewis serve as the members of the Audit Committee. The Board has determined that Ms. Ball, Mr. Hartnett and Ms. Lewis are “audit committee financial experts” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002.

The primary responsibilities of the Audit Committee include, among others set forth in the Audit Committee’s charter:

•	Assist the Board in overseeing the quality and integrity of Garmin’s financial statements and the accounting and financial reporting processes, both internal and external
•	Appoint and oversee Garmin’s independent registered public accounting firm, including their qualifications and independence, and preapprove fees
•	Oversee Garmin’s internal controls, including the internal audit function
•	Assist the Board in overseeing Garmin’s compliance and ethics programs, including those related to ethics, legal and regulatory matters
•	Discuss with Garmin’s management guidelines and policies to govern the process by which risk assessment and risk management is handled

Compensation Committee

Ms. Lewis (Chair), Ms. Ball, Mr. Burrell and Mr. Hartnett serve as the members of the Compensation Committee. Pursuant to Swiss law and our Articles of Association, the members of the Compensation Committee are elected annually by the shareholders at the annual general meeting of shareholders.

Our Articles of Association provide that the Compensation Committee shall, among other things: (1) consider and make recommendations to the Board; (2) assist the Board in discharging its responsibilities relating to compensation and related disclosure of the members of the Company’s executive management (“Executive Management”), including the development of policies relating to Executive Management compensation and benefit programs; and (3) prepare and recommend to the Board the proposals of the Board to the general meeting of the shareholders regarding the compensation of the Board and Executive Management.

Additional primary responsibilities of the Compensation Committee include, among others set forth in the Compensation Committee’s charter:

•	Review, approve and oversee Garmin’s compensation philosophy for executive officers, and oversee the development and implementation of compensation programs aligned with Garmin’s goals and objectives
•	Annually review and approve corporate goals and objectives relevant to the compensation of the Executive Chairman and CEO, evaluate the performance of the Executive Chairman and CEO and determine and approve the compensation levels, as well as the components and structure of the compensation packages, of the Executive Chairman and CEO
•	Determine the compensation levels, as well as the components and structure of the compensation packages, of other Garmin executive officers
•	Review and recommend to the Board any changes in the amount, components and structure of compensation paid to the non-employee members of the Board for their service on the Board and its committees
•	Prepare and recommend to the Board the proposals for submission at the annual general meeting of shareholders regarding the maximum aggregate compensation of the members of the Board and designated members of Executive Management in accordance with applicable Swiss law
•	Review and discuss with management the proposed Compensation Discussion and Analysis section (“CD&A”) of Garmin’s annual general meeting proxy statement and, based on such review and discussion, make a recommendation to the Board regarding inclusion of the CD&A in the proxy statement
•	Produce the annual Compensation Committee Report required by applicable SEC rules and regulations
•	Review and discuss with management the report regarding the compensation of the members of the Board and Garmin’s Executive Management to accompany Garmin’s statutory financial statements in accordance with Swiss law, and make a recommendation to the Board regarding inclusion of such report with the statutory financial statements
•	Oversee Garmin’s equity incentive plans
•	Review the design and oversee the administration of Garmin’s other broad-based employee compensation and benefit programs
•	Review potential risks related to Garmin’s compensation programs and policies

The processes and procedures for considering and determining executive compensation, including the Compensation Committee’s authority and role in the process and the roles of Garmin executives and consultants in making determinations on executive compensation, are described in “Executive Compensation Matters—Compensation Discussion and Analysis” below.

The processes and procedures for considering and determining non-employee director compensation are described in “Compensation of Directors” below.

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Nominating and Corporate Governance Committee

Mr. Burrell (Chair), Ms. Ball, Mr. Hartnett and Ms. Lewis serve as the members of the Nominating Committee.

The primary responsibilities of the Nominating Committee include, among others set forth in the Nominating Committee’s charter:

•	Make recommendations to the Board regarding the composition, size, role and functions of the Board
•	Determine director selection criteria and conduct searches for prospective directors whose skills and attributes reflect these criteria
•	Evaluate and recommend nominees for election to the Board
•	Evaluate and make recommendations to the Board concerning the appointment of directors to serve on each standing committee and the selection of Board committee chairs, except that, as required by mandatory Swiss law, members of the Compensation Committee are elected by the shareholders
•	Evaluate and make recommendations to the Board of a nominee for election by the shareholders to serve as Chairman of the Board
•	Evaluate prior to each annual general meeting, and report to the Board on, the financial literacy of the Audit Committee members and whether the Audit Committee has at least one “audit committee financial expert” and one Audit Committee member who has accounting or related financial management expertise
•	Evaluate prior to each annual general meeting, and report to the Board on, the independence of director nominees and Board members under applicable laws, regulations, and stock exchange listing standards
•	Create and implement a process for the Board to annually evaluate its own performance
•	Annually review the Nominating Committee’s own performance and verify that the other standing Board committees have annually evaluated their own performance
•	Oversee and make recommendations to the Board regarding corporate governance matters, including Garmin’s Corporate Governance Guidelines, Articles of Association and Organizational Regulations, each of which is available at https://www.garmin.com/en-US/investors/governance/

The Nominating Committee seeks to include individuals from diverse backgrounds with varying perspectives, professional experience, education and skills in the pool from which nominees for vacancies on the Board are chosen.

In recommending a director nominee (including the re-election of an incumbent director), the Nominating Committee: (a) considers whether the nominee meets the standards and has the appropriate qualities and experience, the nominee’s reputation and affiliations, the nominee’s commitment to prepare for and regularly attend Board and Board committee meetings, the nominee’s diversity of background and perspective, and other factors it deems appropriate; (b) evaluates the nominee’s independence from Garmin and other qualifications if independence or other qualifications are necessary or desirable under applicable SEC rules and regulations and the listing standards of the NYSE to meet requirements for Board composition or Board committee membership; and (c) evaluates whether the nominees would satisfy Garmin’s “overboarding” policy described under “Overboarding Policy” below.

In evaluating and recommending candidates for nomination at the annual general meeting of Garmin’s shareholders, the Nominating Committee begins by determining whether the incumbent directors desire and are qualified to continue their service on the Board. In recommending an incumbent director for re-election, in addition to the criteria described above, the Nominating Committee considers the incumbent’s prior Board service, continued commitment to Board service and any changes in employment or other status that may affect such incumbent’s qualifications to serve. If there are Board vacancies and the Nominating Committee does not re-nominate an incumbent, the Nominating Committee will consider and evaluate director candidates recommended by the Board, members of the Nominating Committee, management and any shareholder owning one percent or more of Garmin’s outstanding shares.

The Nominating Committee will use the same criteria to evaluate all director candidates, whether recommended by the Board, members of the Nominating Committee, management or a one percent shareholder. The Nominating Committee has adopted the policy that a shareholder owning one percent or more of Garmin’s outstanding shares may recommend director candidates for consideration by the Nominating Committee by writing to the Company Secretary by mail at Garmin Ltd., Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland. The recommendation must contain the proposed candidate’s name, address, biographical data, a description of the proposed candidate’s business experience, a description of the proposed candidate’s qualifications for consideration as a director, a representation that the nominating shareholder is a beneficial or record owner of one percent or more of Garmin’s outstanding shares (based on the number of outstanding shares reported on the cover page of Garmin’s most recently filed annual report on Form 10-K) and a statement of the number of Garmin shares owned by such shareholder. The recommendation must also be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director of Garmin if nominated and elected. A shareholder may not recommend himself or herself as a director candidate.

Garmin’s Corporate Governance Guidelines adopted by the Board require that a majority of Garmin’s directors be independent and that any independent director candidate meet the definition of an independent director under applicable SEC rules and regulations and the listing standards of the NYSE. The Nominating Committee also requires that at least one independent director qualify as an “audit committee financial expert.” The Nominating Committee further requires that an independent director candidate should have either (a) at least ten years’ of experience at a policy-making level or other level with significant decision-making responsibility in an organization or institution or (b) a high level of technical knowledge or business experience relevant to Garmin’s technology or industry. In addition, the Nominating Committee requires that an independent director candidate have such financial expertise, character, integrity, ethical standards, interpersonal skills and time to devote to Board matters as would reasonably be considered to be appropriate in order for the director to carry out his or her duties as a director.

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Overboarding Policy

Our Board expects individual directors to allot sufficient time and attention to Company matters. Art. 32 b) of the Company’s Articles of Association provides that no member of the Board, including members of Executive Management who serve on the Board, who holds full-time employment or part-time employment of more than sixteen hours per week may serve on the board of directors of more than two other public companies, and that no member of the Board who is retired or holds part-time employment of fewer than sixteen hours per week may serve on the board of directors of more than four other public companies.

As described above under “Nominating and Corporate Governance Committee”, when evaluating and recommending a candidate for nomination (including incumbent directors) the Nominating Committee considers, among other things, whether the candidate has the time and commitment to fulfil their obligations to our Board and whether they comply with the restrictions on serving on other boards of directors of public companies set forth in our Articles of Association.

Board Oversight

The Board takes an active role in overseeing Garmin’s business strategies. The Board believes evaluating management’s processes for identifying and managing risks confronting Garmin is a critical part of the Board’s oversight role.

The entire Board performs the risk oversight role. Garmin’s Chief Executive Officer is a member of the Board, and Garmin’s Chief Financial Officer, co-Chief Operating Officers, and General Counsel regularly attend Board meetings, which helps facilitate discussions regarding risk between the Board and Garmin’s senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management. In addition, at least annually and more frequently as warranted, Garmin’s Chief Executive Officer provides the Board a detailed description of primary business risks and the strategies to mitigate those risks, the co-Chief Operating Officer provides a detailed description of primary operations risks and the strategies to mitigate those risks, the General Counsel provides an overview of primary regulatory and compliance risks and the strategies to mitigate those risks, and reports on any ethics complaints submitted through the compliance hotline, and the head of cybersecurity provides an overview of cybersecurity risks and the strategies to mitigate those risks. The members of the Board have the opportunity to ask questions, raise concerns, request additional information, and provide other input during each of those discussions.

The independent directors meet in executive session at regularly scheduled Board meetings to voice their observations or concerns and to shape the agendas for future Board meetings.

The Board believes that, with these practices, each director has an equal stake in the Board’s actions and oversight role and equal accountability to Garmin and its shareholders.

Board and Committee Meetings and Attendance

The Board held five meetings during the fiscal year ended December 28, 2024. Four executive sessions of the independent directors were held in the 2024 fiscal year.

During the 2024 fiscal year, the Audit Committee held four meetings, the Compensation Committee held five meetings and the Nominating Committee held three meetings.

Each director who served during 2024 attended at least 75% of the aggregate of: (1) the total number of meetings of the Board held during their term, and (2) the total number of meetings held by all committees on which such director served. It is Garmin’s policy to encourage directors to attend Garmin’s annual general meeting. All of Garmin’s then-current directors attended Garmin’s 2024 annual general meeting.

Annual Board and Committee Self-Evaluations

The Board conducts an annual self-evaluation to assess the performance of the Board, its committees and each member of the Board. In addition, as part of its annual self-evaluation the Board evaluates its size, composition, and leadership structure, and discusses whether the current size, composition and leadership structure continue to best serve the Board’s ability to carry out its roles and responsibilities on behalf of Garmin’s shareholders.

The Nominating Committee designs and establishes the overall evaluation framework. Outside legal counsel with expertise in corporate governance matters leads the evaluation process and conducts one-on-one interviews and discussions with each member of the Board to obtain their assessment of the effectiveness and performance of the Board and its committees, as well as their assessment of the effectiveness of the Board’s current size, composition and leadership structure. Additional discussion topics include the timing, agenda and content of Board and committee meetings, Board dynamics and function, the quality and timeliness of information provided to the Board by management prior to and during Board meetings, and whether members of the Board have sufficient access to management.

Outside legal counsel leads a similar annual evaluation process with each committee, and the Nominating Committee verifies that each committee has completed its annual self-evaluation.

A summary identifying any themes or issues that emerged during the Board’s and its committees’ evaluation processes is presented to the Board on an anonymous basis.

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Compensation Committee Interlocks and Insider Participation

Garmin had no compensation committee interlocks for the fiscal year ended December 28, 2024.

Related Person Policy and Transactions

Garmin has adopted a written policy for the review by the Audit Committee of transactions in which Garmin is a participant and any related person will have a direct or indirect material interest in the transaction. This policy is generally designed to cover those related party transactions that would be required to be disclosed in a proxy statement, annual report on Form 10-K or registration statement pursuant to Item 404(a) of Regulation S-K. However, the policy is more encompassing in that the amount involved in a transaction covered by the policy must only exceed $60,000 while disclosure under Item 404(a) of Regulation S-K is required only if the amount involved exceeds $120,000. The policy defines the terms “transaction” and “related person” in the same manner as Item 404(a) of Regulation S-K.

If the nature of the timing of a related party transaction is such that it is not practical to obtain advance approval by the Audit Committee, then management may enter into it, subject to ratification by the Audit Committee. If ratification is not subsequently obtained, then management must take all reasonable efforts to cause the related person transaction to be null and void.

The Audit Committee will approve or ratify only those related party transactions that it determines in good faith are in, or are not inconsistent with, the best interests of Garmin and its shareholders. In making that determination, the Audit Committee shall consider all of the relevant facts and circumstances available to it, including the benefits to Garmin and whether the related party transaction is on terms and conditions comparable to those available in arms-length dealing with an unrelated third party that can provide comparable products or services.

The Audit Committee will also annually review ongoing related party transactions after considering all relevant facts and circumstances. The Audit Committee will then determine if those transactions should be terminated or modified based on whether it is still in the best interests, or not inconsistent with the best interests, of Garmin and its shareholders.

Philip Straub, Executive Vice President, Managing Director-Aviation, Garmin International, Inc. (“Garmin International”), has two family members who are non-executive employees of Garmin International and received annual compensation in 2024 of more than $120,000. Susan Lyman, Vice President, Global Consumer Marketing, Garmin International has two family members who are non-executive employees of Garmin International and received annual compensation in 2024 of more than $120,000. Clifton Pemble, Garmin’s President and Chief Executive Officer, has a family member who is a non-executive employee of Garmin International and received annual compensation in 2024 of more than $120,000. Each of these family members received compensation in 2024 of more than $120,000 and less than $350,000, in addition to customary employee benefits available to all salaried employees in the United States. The Audit Committee reviewed and approved each of these related person transactions.

The compensation of each of the family members described above was established by Garmin International in accordance with its standard compensation practices and is consistent with other employees in similar positions with comparable qualifications, tenure and responsibilities.

Compensation and Risk

The Compensation Committee regularly assesses risks related to compensation programs, including our executive compensation programs. The Compensation Committee and Garmin believe there are no risks arising from Garmin’s compensation policies and practices that are reasonably likely to have a material adverse effect on Garmin.

Communications with the Board

The Board has established a process to receive communications from shareholders and other interested persons. Shareholders and other interested persons may communicate with the Board or with any individual director of Garmin by writing to the Board or such individual director in care of Garmin’s Corporate Secretary by mail at Garmin Ltd., Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland. The Company Secretary will make copies of all such communications and send them to the appropriate director or directors.

Insider Trading Policy

Garmin has adopted an insider trading policy governing the purchase, sale and other dispositions of Garmin’s securities that applies to its directors, officers, employees, and other covered persons. Garmin has also implemented procedures for the repurchase of its securities. Garmin believes its insider trading policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the NYSE. A copy of Garmin’s insider trading policy is filed as Exhibit 19.1 to Garmin’s Annual Report on Form 10-K for the year ending December 28, 2024.

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DIRECTORS

Board Composition

The Board and the Nominating Committee believe the backgrounds, skills, expertise and experiences of our directors provide Garmin with a diverse range of perspectives to effectively oversee management in the operation of Garmin and represent the best interests of Garmin’s shareholders.

Pursuant to Swiss law and our Articles of Association, the members of our Board must be elected annually and individually for a term extending until completion of the next annual general meeting.

After evaluating nominees based on the criteria set forth above under “Nominating and Corporate Governance Committee” the Nominating Committee has recommended the nomination and the Board has nominated the following persons, each of whom is currently a director of Garmin, to stand for re-election for a term extending until completion of the annual general meeting in 2026: Susan M. Ball, Jonathan C. Burrell, Joseph J. Hartnett, Min H. Kao, Catherine A. Lewis and Clifton A. Pemble.

Ms. Ball, Mr. Burrell, Mr. Hartnett, Dr. Kao, Ms. Lewis and Mr. Pemble have each indicated that they are willing and able to continue to serve as directors if re-elected.

Nominees for Election

The following matrix provides summary information about our nominees’ skills, experience and demographics.

	Susan M. Ball	Jonathan C. Burrell	Joseph J. Hartnett	Min H. Kao	Catherine A. Lewis	Clifton A. Pemble
Experience
Executive Leadership Experience
Audit Committee Financial Expert
Global Tax Compliance
Risk and Compliance Oversight
Corporate Governance
Cybersecurity and Information Technology Oversight
Other Public Company Board Experience
Global Operations
Technology Product Design and Development
Product Manufacturing
Mergers and Acquisitions

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	Susan M. Ball	Jonathan C. Burrell	Joseph J. Hartnett	Min H. Kao	Catherine A. Lewis	Clifton A. Pemble
Demographics
Asian
White/Caucasian
Gender	F	M	M	M	F	M

References to the length of time during which (and, in the case of persons who are employees of Garmin, the positions in which they have served) the nominees for re-election have served as directors and/or employees of Garmin in their biographies included in this section of this Proxy Statement refer to their service as directors and/or officers of both (i) Garmin Ltd., a Cayman Islands company (“Garmin Cayman”) which was the ultimate parent holding company of the Garmin group of companies until June 27, 2010 and (ii) Garmin Ltd., a Swiss company, which became the ultimate parent holding company of the Garmin group of companies on June 27, 2010 pursuant to a scheme of arrangement under Cayman Islands law that was approved by the shareholders of Garmin Cayman on May 20, 2010.

Susan M. Ball, age 61, has been a director of Garmin since 2024. Ms. Ball has more than 35 years of experience in finance, accounting, business operations and taxes. She has served as Chief Financial Officer and Treasurer of Surveying and Mapping, LLC, a privately held provider of geospatial and inspection services, since July 2022. Ms. Ball previously served as Chief Financial Officer, Executive Vice President and Treasurer of Team, Inc. (NYSE: TISI) from December 2018 to November 2021. From January 2018 to May 2018, Ms. Ball served as Executive Vice President, Chief Financial Officer and Treasurer of CVR Energy, Inc. (NYSE: CVI) and from August 2012 to December 2017 as its Chief Financial Officer and Treasurer. Ms. Ball also served as Executive Vice President and Chief Financial Officer of the general partner of CVR Partners LP (NYSE: UAN) from January 2018 to May 2018 and as its Chief Financial Officer and Treasurer from August 2012 to December 2017. Ms. Ball has held the designation of Certified Public Accountant since 1991. Ms. Ball was a director of U.S. Concrete, Inc. (Nasdaq: USCR) from August 2018 to August 2021 and served as Chair of its Audit Committee from May 2020 to August 2021 and as a member of its Audit Committee from October 2018 to August 2021.

The Board has concluded that Ms. Ball should be nominated for re-election as a director of Garmin because: (1) her experience as the chief financial officer of both public and private companies and her experience as the chairman of the audit committee of a public company gives her strong qualifications to be a member of the Audit Committee, and she qualifies as an “audit committee financial expert” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002; (2) she has significant experience as a senior executive in the areas of, operations management, executive leadership, strategic planning and finance; (3) she meets the requirements to be an independent director under the listing standards of the NYSE and applicable SEC regulations; and (4) she satisfies the general criteria described above under “Nominating and Corporate Governance Committee.”

Jonathan C. Burrell, age 61, has been a director of Garmin since June 2018. Mr. Burrell is the CEO of the Burrell Family Office. In this role, he manages and provides direction for the assets and investments of the Burrell family. In addition, he is an inventor and active investor in financial, technology and clean energy related businesses. Mr. Burrell is an inventor on 35 issued and pending U.S. patents, many of which are owned by Garmin. Mr. Burrell holds a BS degree in Mechanical Engineering from Wichita State University. He has served on several boards of charitable organizations and currently serves as president of the Burrell family’s charitable foundation.

The Board has concluded that Mr. Burrell should be nominated for re-election as a director of Garmin because: (1) his significant experience in product design and development provides the Board with valuable experience relevant to Garmin’s products; (2) he has considerable knowledge of Garmin’s business and operations from his previous service as a leader of Garmin’s engineering department; (3) he meets the requirements to be an independent director under the listing standards of the NYSE and applicable SEC regulations; and (4) he satisfies the general criteria described above under “Nominating and Corporate Governance Committee.”

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Joseph J. Hartnett, age 69, has been a director of Garmin since June 2013. Mr. Hartnett was Interim President and Chief Executive Officer of Sparton Corporation (NYSE: SPA) from February 2016 to March 2019. Previously he served as President and Chief Executive Officer of Ingenient Technologies, Inc., and U.S. Robotics Corporation where he also served as Chief Financial Officer. Mr. Hartnett was a partner with Grant Thornton LLP where he was employed for over 20 years in various leadership positions at the regional, national and international level. Mr. Hartnett is a registered Certified Public Accountant in the State of Illinois and holds a Bachelor’s degree in Accounting from the University of Illinois at Chicago. Mr. Hartnett was a director of Sparton Corporation from September 2008 to March 2019 and was Chairman of its Board of Directors from October 2014 to February 2016. At Sparton Corporation Mr. Hartnett served as past chairman and member of the audit committee and past member of the compensation and nominating and corporate governance committees. He is also a former director of Crossroad Systems, Inc., Ingenient Technologies, Inc. and U.S. Robotics Corporation.

The Board has concluded that Mr. Hartnett should be nominated for re-election as a director of Garmin because: (1) his 20 years of experience as a Certified Public Accountant with Grant Thornton LLP and his experience as the chairman of the audit committee of two other public companies gives him strong qualifications to be a member of the Audit Committee, and he qualifies as an “audit committee financial expert” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002; (2) he has significant industry experience as a senior executive in the areas of international business, operations management, executive leadership, strategic planning and finance, as well as extensive corporate governance, executive compensation and financial experience; (3) he meets the requirements to be an independent director under the listing standards of the NYSE and applicable SEC regulations; (4) through his years of service on our Board he has obtained a thorough knowledge of Garmin’s business and culture which enables him to provide effective advice and oversight to management consistent with our goal of long-term value creation for shareholders; and (5) he satisfies the general criteria described above under “Nominating and Corporate Governance Committee.”

Min H. Kao, age 76, has served as Executive Chairman of Garmin since January 2013. Dr. Kao served as Chairman of Garmin from September 2004 to December 2012 and was previously Co-Chairman of Garmin from August 2000 to August 2004. He served as Chief Executive Officer of Garmin from August 2002 to December 2012 and previously served as Co-Chief Executive Officer from August 2000 to August 2002. Dr. Kao has served as a director and officer of various subsidiaries of Garmin since August 1990. Dr. Kao holds Ph.D. and MS degrees in Electrical Engineering from the University of Tennessee and a BS degree in Electrical Engineering from National Taiwan University. Dr. Kao has not been a member of the board of directors of any entity other than Garmin or various subsidiaries of Garmin during the last five years.

The Board has concluded that Dr. Kao should be nominated for re-election as a director of Garmin because: (1) he is one of the co-founders of Garmin and its various subsidiaries; (2) he possesses over 30 years of experience in Garmin’s operations and has a high level of relevant technical and business knowledge and experience; (3) he is uniquely positioned to understand Garmin’s vision and values; and (4) he satisfies the general criteria described above under “Nominating and Corporate Governance Committee.”

Catherine A. Lewis, age 72, has been a director of Garmin since June 2019. Ms. Lewis has more than 25 years of experience in the accounting and tax professions. She served as Global Head of Tax for KPMG’s Energy and Natural Resources practice from 2002 until her retirement in 2012. She served on KPMG’s Board of Directors for five years starting in 2004. Before joining KPMG in 2002, Ms. Lewis spent 17 years at Arthur Andersen. Ms. Lewis was a director of CorEnergy Infrastructure Trust, Inc. from July 2013 to June 2024, Chair of its Audit Committee from May 2016 to June 2024, a member of its Compensation and Corporate Governance Committee from July 2021 to June 2024, and a member of its Investment Committee from July 2013 to May 2022.

The Board has concluded that Ms. Lewis should be nominated for re-election as a director of Garmin because: (1) she has more than 25 years of experience as a Certified Public Accountant and has experience as the Audit Committee Chair of another public company and she qualifies as an “audit committee financial expert” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002; (2) she has significant experience advising public companies on U.S. and international taxation; (3) she meets the requirements to be an independent director under the listing standards of the NYSE and applicable SEC regulations; and (4) she satisfies the general criteria described above under “Nominating and Corporate Governance Committee.”

Clifton A. Pemble, age 59, has been a director of Garmin since August 2004 and has served as President and Chief Executive Officer of Garmin since January 2013. Mr. Pemble served as President and Chief Operating Officer of Garmin from October 2007 to December 2012. He has served as a director and officer of various subsidiaries of Garmin since August 2003. He has been President and Chief Executive Officer of Garmin International since January 2013. Previously, he served as Chief Operating Officer of Garmin International from October 2007 to December 2012 and he was Vice President, Engineering of Garmin International from 2005 to October 2007, Director of Engineering of Garmin International from 2003 to 2005, Software Engineering Manager of Garmin International from 1995 to 2002, and a Software Engineer with Garmin International from 1989 to 1995. Garmin International is a subsidiary of Garmin. Mr. Pemble holds BA degrees in Mathematics and Computer Science from MidAmerica Nazarene University. Mr. Pemble has not been a member of the board of directors of any entity other than Garmin and various subsidiaries of Garmin during the last five years.

The Board has concluded that Mr. Pemble should be nominated for re-election as a director of Garmin because: (1) he has served Garmin and its various operating subsidiaries in many important roles for over 30 years; (2) he has a high level of relevant technical and business knowledge and experience; (3) he has a keen understanding of Garmin’s vision and values; and (4) he satisfies the general criteria described above under “Nominating and Corporate Governance Committee.”

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Compensation of Directors

Each Garmin director who is not an officer or employee of Garmin or its subsidiaries (a “Non-Management Director”) is compensated for service on the Board and its committees. Garmin’s President and Chief Executive Officer receives compensation for his role as a Garmin employee, but he does receive any additional compensation for his service as a member of the Board. Under Swiss law we are required to include the Executive Chairman’s compensation in the maximum aggregate compensation for the Board as set forth in Proposal 14, but the Executive Chairman does not receive any compensation for his service on the Board beyond the compensation he receives as a Garmin employee.

The Compensation Committee makes a recommendation to the Board regarding the compensation of the Non-Management Directors, and the Board makes the final determination. Garmin’s Executive Chairman and CEO, in their capacities as members of the Board have a role in making determinations regarding the compensation of Non-Management Directors, but Garmin executives do not have any other role in making determinations regarding the compensation of Non-Management Directors. The objective of Garmin’s compensation for non-employee directors is to provide fair, reasonable and competitive compensation to attract and retain highly qualified, independent professionals to represent Garmin shareholders.

Each Non-Management Director is paid an annual retainer of $100,000, and each Non-Management Director, who chairs a standing committee of the Board (other than the Audit Committee), also receives an annual retainer of $5,000. The Non-Management Director who chairs the Audit Committee receives an annual retainer of $10,000. Each Non-Management Director also receives an annual award of restricted stock units with a target value of $175,000.

The maximum aggregate compensation for the Board for the period between the Annual General Meeting and the 2026 annual general meeting submitted to shareholders for approval under Proposal 14 reflects this compensation program for Non-Management Directors, and also includes an annual salary for our Executive Chairman.

Garmin does not have formal stock ownership guidelines for its directors.

2024 Non-Management Director Compensation

The following table shows the compensation paid to our Non-Management Directors in 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Susan Ball	$58,333	$174,912	$233,245
Jonathan Burrell	$98,750	$174,912	$273,662
Joseph Hartnett	$101,667	$174,912	$276,579
Catherine Lewis	$96,667	$174,912	$271,579
Charles Peffer(2)	$39,583	$-	$39,583
(1)	This column shows the grant date fair value of 1,090 restricted stock units granted on June 7, 2024 to each of the Non-Management Directors computed in accordance with FASB ASC Topic 718. As of December 28, 2024 each Non-Management Director owned 1,090 outstanding restricted stock units.
(2)	Mr. Peffer’s term expired at the conclusion of the 2024 annual general meeting held on June 7, 2024.

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EXECUTIVE COMPENSATION MATTERS

Compensation Committee Report

The Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” section of this Proxy Statement. Based upon such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 28, 2024.

Compensation Committee

Catherine A. Lewis (Chair)
Susan M. Ball
Jonathan C. Burrell
Joseph J. Hartnett

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs for 2024, the compensation determinations the Compensation Committee made under those programs for 2024, and the factors considered in making them. This Compensation Discussion and Analysis focuses on the compensation of our Principal Executive Officer (“PEO”), our Principal Financial Officer (“PFO”) and our three most highly compensated executive officers other than the PEO and the PFO (collectively with the PEO and the PFO, the “Named Executive Officers” or “NEOs”) for 2024, who were:

Name	Title
Clifton A. Pemble (PEO)	President and Chief Executive Officer
Douglas G. Boessen (PFO)	Chief Financial Officer and Treasurer
Patrick G. Desbois	co-Chief Operating Officer
Bradley C. Trenkle	co-Chief Operating Officer
Philip I. Straub	Executive Vice President, Managing Director - Aviation, Garmin International

Our Compensation Philosophy

Garmin’s culture traces its roots to the influence of our founders who embraced a strong set of core values, service to all stakeholders of the Company, and accountability to others. Compensation practices are one of many leadership behaviors that influence the perceptions of every stakeholder. Garmin’s management and Compensation Committee consider executive compensation in light of the entire employee population in order to establish compensation practices that are internally equitable and competitive with other companies that compete with us for talent, based on market information, including data obtained from third party compensation data providers, compensation consultants, and through Garmin’s recruitment and retention experience. Executives are therefore compensated using the same elements and approach as the broader group of employees who contribute to Garmin’s success.

Objectives of the Compensation Program

The objectives of Garmin’s executive compensation program are to:

•	Provide executive compensation that is viewed as internally equitable and fair by both the executives and the broader Garmin employee population, while also being externally competitive in order to attract, motivate and retain a highly qualified executive team;
•	Reward executives for individual performance and contribution;
•	Provide incentives to executives to enhance shareholder value; and
•	Reward executives for long-term, sustained individual and Company performance.

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Key Compensation Governance Features

What We Do	What We Don’t Do

Mitigate excessive risk-taking behaviors by Named Executive Officers:
Garmin’s Compensation Committee regularly reviews the risks related to our executive compensation program, and our program includes features that reduce the likelihood of our Named Executive Officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value.

Use long-term incentives to encourage stock ownership, foster retention of key employees, and link a significant portion of pay to Company performance over time:
A significant portion of each Named Executive Officer’s total direct compensation consists of long-term equity incentive compensation, with awards that vest over time and have their values directly linked to Company performance.

Recovery of performance-based compensation:
We have policies for the recovery of certain performance-based compensation received by Named Executive Officers and other covered employees in the event of certain accounting restatements, as described below under “Recovery of Performance-Based Compensation.”

Include double-trigger change of control provisions in equity awards:
Accelerated vesting of equity awards would only occur following a change of control if a Named Executive Officer resigns with good reason or is terminated without cause within 12 months following the change of control.

Have a policy that prohibits hedging and pledging of Garmin securities:
Named Executive Officers are prohibited from engaging in any hedging or pledging transactions involving Garmin securities under the Garmin Ltd. Anti-Hedging and Anti-Pledging Policy.

No severance agreements:
We do not have severance agreements with any of our Named Executive Officers that would require us to make cash payments upon termination of their employment.

No cash payments upon change of control:
We do not have any separate change of control agreements that would obligate us to make any cash payments to any Named Executive Officers upon a change of control.

No post-retirement benefit plans. No supplemental executive retirement plans:
We do not have any post-retirement benefit plans that would provide post-retirement benefits to any of our Named Executive Officers. We do not have any supplemental executive retirement plans.

No repricing or backdating of underwater equity awards:
We do not reprice or backdate any underwater equity awards.

No setting of executive compensation to meet specific benchmarks:
We do not attempt to set executive compensation to meet specific benchmarks, such as targeting a specific percentile of a compensation component paid by one or more peer groups.

Engagement with Our Shareholders

Garmin seeks shareholder input on executive compensation matters through an annual advisory vote on executive compensation in accordance with U.S. securities laws. In addition, the maximum prospective aggregate compensation of our Executive Management (which consists of our CEO, CFO and co-COOs) and the maximum prospective aggregate compensation of our Board are each subject to an annual binding vote in accordance with Swiss law.

Consideration of Last Year’s “Say on Pay” Vote

Garmin provides its shareholders with an annual, advisory “say on pay” vote. At Garmin’s 2024 annual general meeting of shareholders, in an advisory, non-binding vote, over 94% of the shares voted were voted in favor of approval of the compensation of Garmin’s Named Executive Officers. Although this was only an advisory vote and the results were not binding on Garmin or the Compensation Committee, the Compensation Committee reviewed and considered the results. Considering the strong support demonstrated by our shareholders, the Committee and the Board were encouraged to continue their practices in determining executive compensation, and no changes to executive compensation were made specifically in response to the 2024 “say on pay” vote.

At the 2023 annual general meeting, shareholders voted on the frequency of “say on pay” voting, and voted in favor of an annual advisory “say on pay” vote. The next vote on the frequency of “say on pay” votes is expected to be held at our 2029 annual general meeting.

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How We Determine Executive Compensation

Role of the Compensation Committee

As described under “Compensation Committee” above, our Compensation Committee is comprised of the four non-executive members of the Board, each of whom is an independent director under the listing standards of the NYSE and applicable SEC regulations. The Compensation Committee oversees the determination of specific compensation for Named Executive Officers and other executives, and evaluates these programs against competitive practices, legal and regulatory developments and corporate governance trends. Pursuant to the Compensation Committee Charter, the Compensation Committee is authorized, among other things, to retain and terminate any consultant, as well as to approve the consultant’s fees and other terms of the engagement.

Role of Management

Mr. Pemble, our President and Chief Executive Officer, was one of our first employees and brings a unique perspective with regard to the culture of the Company and recruiting trends specific to our target markets. Mr. Pemble discusses with the Compensation Committee compensation recommendations for the other Named Executive Officers and other executives. Dr. Kao discusses with the Compensation Committee compensation matters related to Mr. Pemble. Dr. Kao and Mr. Pemble attend meetings of the Compensation Committee to discuss executive compensation matters, but they are not members of the Compensation Committee and do not vote on Compensation Committee matters. Mr. Pemble and Dr. Kao are not present for certain portions of Compensation Committee meetings, such as when the Compensation Committee discusses their own respective performance and compensation.

Role of Compensation Consultant

The Compensation Committee engaged Meridian Compensation Partners LLC (“Meridian”) in 2022 to assist the Compensation Committee with evaluating and updating, as appropriate, Garmin’s focused comparator group, which takes into account company size, market capitalization, revenue, industry, and Garmin’s unique culture, which helps to retain talented executives.

The current comparator group consists of the following companies:

Acushnet Holdings Corp.	Teledyne Technologies Incorporated
Brunswick Corporation	Textron Inc.
Deckers Outdoor Corporation	Trimble Inc.
DexCom, Inc.	Visteon Corporation
HEICO Corporation	Winnebago Industries, Inc.
Logitech International S.A.	YETI Holdings, Inc
NetApp, Inc.	Zebra Technologies Corporation
Polaris Inc.

The Compensation Committee reviews the comparator group annually and makes changes to the comparator group to (a) remove companies that are no longer stand-alone, publicly traded companies, (b) remove companies the Compensation Committee, with input from Garmin management, views as no longer fitting the criteria described above, and (c) add other companies the Compensation Committee, with input from Garmin management, views as being better matches based on those criteria. Compared to the 2023 comparator group, the 2024 comparator group removed Belden Inc., National Instruments Corporation, NCR Corporation, Sensata Technologies Holding plc and The Toro Company, and added Acushnet Holdings Corp., Deckers Outdoor Corporation, DexCom, Inc., HEICO Corporation and Zebra Technologies Corporation.

The Compensation Committee uses the comparator group’s executive compensation data primarily to assess the overall competitiveness of Garmin’s compensation programs and to obtain information on compensation trends.

Factors We Consider When Determining Compensation for Individual Executives

In making compensation decisions for individual executives, including Named Executive Officers, the Compensation Committee generally considers the individual’s performance both in the preceding year and over the duration of the individual’s service as an executive of the Company, tenure, scope of responsibilities, past compensation adjustments, mix of fixed compensation (for example, base salary) versus variable compensation (for example, performance-contingent long-term incentives), and the level of risk associated with the individual’s total direct compensation package. The Compensation Committee also factors in overall Company performance, internal equity considerations, retention considerations, and the current business environment.

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Primary Elements of Compensation

The primary elements of total direct compensation for our executives are base salary and long-term equity compensation. Long-term equity compensation includes both time-based vesting awards and performance-based vesting awards, as described in more detail below. We also provide retirement and benefit programs to our executives, consistent with benefit programs provided to other employees.

Garmin does not pay an annual cash incentive award or material annual cash bonuses. In 2024, Garmin’s Named Executive Officers each received a $358 annual holiday cash bonus. This is the same annual holiday cash bonus that was paid to other Garmin employees.

Base Salary

The Compensation Committee believes a competitive base compensation program is an important factor in attracting, motivating and retaining talented employees at all levels of the organization. Named Executive Officers are paid a base salary as compensation for the performance of their primary duties and responsibilities. Increases were provided for 2024 primarily for the factors described above.

The following table shows the base salary in U.S. dollars of each of the Named Executive Officers in 2022, 2023 and 2024, except for 2022 and 2023 in the case of Mr. Trenkle, who first became a Named Executive Officer in 2024:

Name		2022		2023	2024
Mr. Pemble		$1,225,962		$1,350,962	$1,400,000
Mr. Boessen		$694,423		$750,577	$780,385
Mr. Desbois		$740,385		$801,443	$875,481
Mr. Trenkle	$	N/A	$	N/A	$550,962
Mr. Straub		$739,423		$751,442	$825,481

Long-Term Performance: Restricted Stock Units

Garmin’s management and Compensation Committee believe stock ownership is the most important element in achieving the goals of Garmin’s compensation program. Stock ownership aligns the long-term interests of employees with those of shareholders, provides long-term retention incentive, and ties compensation to Garmin’s performance.

Time-Based Vesting Restricted Stock Units

Named Executive Officers are granted awards in the form of full-value restricted stock units (“RSUs”) under the Garmin Ltd. 2005 Equity Incentive Plan that, unless forfeited, vest over a three-year period. These RSU awards provide a long-term retention incentive, align the interests of Named Executive Officers with those of other shareholders and encourage an appropriate degree of risk-taking that is consistent with long-term growth. The Compensation Committee believes time vesting is an appropriate structure to achieve these objectives.

The following table shows the grant date fair value in U.S. dollars of the RSUs awarded to each of the Named Executive Officers in 2022, 2023 and 2024, except for 2022 and 2023 in the case of Mr. Trenkle, who first became a Named Executive Officer in 2024:

Name		2022		2023	2024
Mr. Pemble		$1,749,938		$2,699,956	$2,899,922
Mr. Boessen		$374,912		$624,933	$825,222
Mr. Desbois		$700,080		$850,140	$1,000,212
Mr. Trenkle	$	N/A	$	N/A	$699,960
Mr. Straub		$650,074		$749,847	$849,771

Performance-Based Vesting Restricted Stock Units

Named Executive Officers are also granted performance-contingent RSU awards (“PC-RSUs”) under the Garmin Ltd. 2005 Equity Incentive Plan. Such awards are valued on the grant date based on target achievement of Company performance criteria, as described below. The values on the vesting dates may differ due to share price fluctuation and achievement against predetermined Company performance criteria, ranging from 0% to 175% of target.

The initial vesting of these awards is contingent upon the achievement of certain fiscal year revenue and profitability targets established by the Compensation Committee, and thereafter the remaining unvested PC-RSUs are subject to additional time-based vesting. As shown below, for the last three fiscal years, these targets were the Company’s operating income and revenue, which are derived from the Company’s audited financial statements, without any adjustments. Following the end of the fiscal year in which the PC-RSU awards were granted, the Compensation Committee determines whether each of the performance targets were achieved (the date such determination is made, the “Certification Date”). The percentage of the PC-RSUs that corresponds with the weighting attributed to each performance target that was achieved, if any, will, if not forfeited, vest in three equal installments, first within 30 days of the Certification Date and then on each of the first and second anniversary of the Certification Date.

The Compensation Committee believes the performance-based element of these PC-RSU awards further aligns the interests of Garmin’s Named Executive Officers with the interests of Garmin’s shareholders, and that the time-based element furthers the objective of retaining Named Executive Officers.

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The following table shows the grant date fair value in U.S. dollars of the PC-RSUs awarded to each of the Named Executive Officers in 2022, 2023 and 2024, except for 2022 and 2023 in the case of Mr. Trenkle, who first became a Named Executive Officer in 2024:

Name		2022		2023	2024
Mr. Pemble		$1,573,514		$2,450,067	$2,900,152
Mr. Boessen		$429,053		$625,057	$649,899
Mr. Desbois		$619,743		$849,944	$1,000,025
Mr. Trenkle	$	N/A	$	N/A	$649,899
Mr. Straub		$610,465		$700,019	$800,177

The performance measures, percentage weighting, performance targets, actual results and status for each of the 2022, 2023 and 2024 PC-RSU awards are set forth below (billion dollar amounts denoted with a “B”):

Performance Period	Performance Measures	Weighting	Performance Targets	Actual Results	Status
2022 Fiscal Year	Revenue	50%	$5.25B	$4.86B	• Results were certified by the Compensation Committee in February 2023. None of the Performance Measures were achieved (0%). • The 2022 PC-RSUs did not vest.
	Operating Income	25%	$1.25B	$1.03B
	Operating Income	Up to 75% interpolated linearly for operating income between $1.25B and $1.325B		$1.03B
2023 Fiscal Year	Revenue	25%	$4.600B	$5.228B	• Results were certified by the Compensation Committee in February 2024 (147.2%). • The 2023 PC-RSUs vest 147.2% in three equal annual installments beginning in February 2024.
	Revenue	Up to 25% interpolated linearly for revenue between $4.600B and $5.000B		$5.228B
	Operating Income	25%	$1.020B	$1.092B
	Operating Income	Up to 75% interpolated linearly for operating income between $1.020B and $1.095B		$1.092B
2024 Fiscal Year	Revenue	25%	$5.250B	$6.297B	• Results were certified by the Compensation Committee in February 2025 (175%). • The 2024 PC-RSUs vest 175% in three equal annual installments beginning in February 2025.
	Revenue	Up to 50% interpolated linearly for revenue between $5.2500B and $6.000B		$6.297B
	Operating Income	25%	$1.150B	$1.594B
	Operating Income	Up to 75% interpolated linearly for operating income between $1.150B and $1.250B		$1.594B

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Employee Stock Purchase Plan

Garmin offers a discounted stock purchase plan to employees. This plan allows employees to purchase Garmin shares at a per share price equal to 85% of the lesser of (a) the per share closing price of Garmin’s shares on the last stock trading day of the offering period, and (b) the per share closing price of Garmin’s shares on the first stock trading day of the offering period. Named Executive Officers can participate in this program under the same terms and conditions as all other employees. The plan provides limits on the percentage of salary an employee, including Named Executive Officers, may contribute to the plan and on the total value of Garmin shares that an employee, including Named Executive Officers, may purchase under the plan in any one calendar year.

Benefits; Retirement Contributions

In 2024, for all U.S. employees, including the Named Executive Officers employed by Garmin in the U.S., (a) for every dollar the employee contributed to the Garmin Retirement Plan up to 10% of the employee’s salary per payroll period, Garmin contributed 75 cents, and (b) Garmin made an additional contribution equal to 5% of the employee’s salary, whether or not the employee contributed to the plan. For 2024, 2023 and 2022, no salary in excess of U.S. $345,000, $330,000 and $305,000, respectively, was taken into account for any of the NEOs for either of the foregoing contributions.

Other Considerations

Stock Ownership Guidelines

Garmin does not have formal stock ownership guidelines for executives. However, Garmin executives receive a large portion of their total direct compensation in equity awards, and, as set forth in the “Stock Ownership of Certain Beneficial Owners and Management” table in this Proxy Statement, each of the Named Executive Officers owns a significant number of Garmin shares.

Policy Regarding Hedging and Pledging of Garmin Securities

Pursuant to the Garmin Ltd. Anti-Hedging and Anti-Pledging Policy, Garmin prohibits members of the Board and Named Executive Officers from engaging in any transactions pursuant to which they would hedge the economic risk of Garmin stock ownership or pledge Garmin securities as collateral for a loan.

Recovery of Performance-Based Compensation

Garmin maintains and operates the Garmin Ltd. Incentive Compensation Recovery Policy (the “Compensation Recovery Policy”), effective October 2, 2023, in accordance with SEC rules and NYSE listing standards. Under the Compensation Recovery Policy, in the event Garmin is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under U.S. federal securities laws, then, subject to limited exceptions, Garmin shall recover certain excess incentive compensation received by Named Executive Officers and other covered employees during the recoupment period.

For purposes of the Compensation Recovery Policy, (a) “excess incentive compensation” means the amount of certain performance-based compensation received that exceeds the amount that otherwise would have been received if the determination of the compensation to be received had been determined based on restated amounts in the accounting restatement, without regard to taxes paid, and (b) “recoupment period” means the three completed fiscal years preceding the date on which the determination was made that Garmin is required to prepare the accounting restatement.

With respect to certain PC-RSU awards that were outstanding prior to the effective date of the Compensation Recovery Policy, pursuant to a separate clawback policy (the “Predecessor Clawback Policy”), in the event of an accounting restatement of Garmin’s financial statements due to misconduct resulting in Garmin’s material noncompliance with financial reporting requirements under U.S. federal securities laws, the Compensation Committee has the discretion to require reimbursement or forfeiture of any compensation received by any Named Executive Officer or other covered employee under those awards during the three-year period preceding the date on which Garmin is required to prepare the accounting restatement. In determining the amount to be recovered under the Predecessor Clawback Policy, the Compensation Committee may consider, in addition to other factors, the excess of the performance-based compensation received based on the erroneous data over the performance-based compensation that would have been received had it been based on the restated amounts, as determined by the Compensation Committee.

Grant Practices Specific to Stock Option Awards

During 2024, none of our Named Executive Officers received any grants of any stock options, stock appreciation rights or similar equity awards that include an exercise price (collectively, “Option Awards”).

Garmin has not granted any Option Awards to any employees, including Named Executive Officers, since 2014. The Compensation Committee does not currently have plans to grant Option Awards to any employees, including Named Executive Officers, in the future as part of Garmin’s equity compensation programs. For these reasons, Garmin does not currently have policies or practices on the timing of Option Awards, as described in Item 402(x) of Regulation S-K. In the event the Compensation Committee decides in the future to include Option Awards as part of our compensation programs, such policies and practices would be adopted at that time and disclosed in accordance with Item 402(x) of Regulation S-K.

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Severance Agreements

Garmin does not have severance agreements with any of its Named Executive Officers.

Change of Control Benefits

If a Named Executive Officer’s employment is terminated without cause, or the executive resigns with good reason, within twelve months following a change of control of Garmin, all of the executive’s unvested stock options and stock appreciation rights (SARs), if any, would immediately become exercisable and all of the executive’s unvested RSUs and PC-RSUs would immediately become payable.

“Cause” generally includes certain conduct by the Named Executive Officer, such as a conviction or plea of guilty to a felony or certain other crimes, willful actions or omissions that are grounds for immediate dismissal under certain employment policies, a habitual neglect of duties, and willful and intentional material misconduct in the Named Executive Officer’s performance of their duties that results in financial detriment. However, “Cause” generally does not (other than with respect to crimes) include bad judgment, negligence, or acts or omissions that the Named Executive Officer believed, in good faith, to have been in or at least not opposed to the interests of the Company. “Good Reason” generally includes certain actions by the Company, including a material diminution in the Named Executive Officer’s position, authority or duties, requiring the Named Executive Officer to move more than 50 miles from their current location, or a material diminution in aggregate compensation (other than broad-based reductions applicable to all similarly-situated employees).

If a Named Executive Officer’s employment is terminated without cause, or the executive resigns with good reason, after the Certification Date for PC-RSUs and within twelve months following a change of control of Garmin, all of the executive’s PC-RSUs that were earned pursuant to the performance-based vesting element but not yet vested due to the time-based vesting element would immediately become payable. If the executive’s employment is terminated without cause, or the executive resigns with good reason, prior to the Certification Date and within twelve months after a change of control of Garmin, then all of the executive’s PC-RSUs that would have been earned as of the Certification Date pursuant to the performance-based element but for the termination of employment will become payable within 30 days of the Certification Date.

Such vesting treatment is the only benefit that would be received by the executives in connection with a change of control, and such benefit would also be received by all other Garmin employees who own unvested RSUs or PC-RSUs. This change of control protection is designed to provide adequate protection for executives and other Garmin employees who own unvested equity awards so that they may focus their efforts on effective leadership, rather than significant compensation loss, during a time that Garmin is considering or undertaking a change of control, and to provide executives and other Garmin employees who own unvested equity awards with incentives to remain with Garmin during a time that Garmin is considering or undertaking a change of control.

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Executive Compensation Tables

2024 Summary Compensation Table

The following table shows 2024, 2023 and 2022 compensation, unless otherwise noted, for each Named Executive Officer:

Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Clifton A. Pemble	2024	$1,400,000	$358	$5,800,074	$40,473	$7,240,905
President & Chief Executive Officer	2023	$1,350,962	$333	$5,150,023	$39,348	$6,540,666
	2022	$1,225,962	$333	$3,323,452	$35,848	$4,585,595
Douglas G. Boessen	2024	$780,385	$358	$1,475,121	$40,473	$2,296,337
Chief Financial Officer & Treasurer	2023	$750,577	$333	$1,249,990	$39,348	$2,040,248
	2022	$694,423	$333	$803,965	$35,848	$1,534,569
Philip I. Straub	2024	$825,481	$358	$1,649,948	$40,473	$2,516,260
Executive Vice President, Managing Director-Aviation	2023	$751,442	$4,579	$1,449,866	$39,348	$2,245,235
	2022	$739,423	$333	$1,260,539	$35,848	$2,036,143
Patrick G. Desbois	2024	$875,481	$358	$2,000,237	$40,473	$2,916,549
co-Chief Operating Officer	2023	$801,443	$333	$1,700,084	$39,348	$2,541,208
	2022	$740,385	$333	$1,319,823	$35,848	$2,096,389
Bradley C. Trenkle(4) co-Chief Operating Officer	2024	$550,962	$358	$1,349,859	$34,098	$1,935,277
(1)	Annual holiday cash bonus.
(2)	This column shows the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to PC-RSU and RSU awards. See the Grants of Plan-Based Awards table for information, including material assumptions, on awards made in 2024.
(3)	All Other Compensation includes amounts contributed by the Company (in the form of base and matching contributions) to the trust and in the Named Executive Officers’ benefit under the Company’s qualified 401(k) plan. With respect to 2024, for each Named Executive Officer $17,250 was contributed as a base contribution under the qualified 401(k) plan, and each Named Executive Officer except Mr. Trenkle received $22,875 in company matching contributions related to the qualified 401(k) plan. Mr. Trenkle received $16,500 in company matching contributions related to the qualified 401(k) plan. All Other Compensation for 2022, 2023, and 2024 includes premiums on life insurance.
(4)	Mr. Trenkle first became a Named Executive Officer in 2024.

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2024 Grants of Plan-Based Awards

The following table provides information for each of the Named Executive Officers regarding 2024 grants of RSUs and PC-RSUs:

						All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(1)

			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Award Type	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Clifton A. Pemble	RSUs	12/15/2024				13,821	$2,899,922
	PC-RSUs	2/25/2024	5,573	22,290	39,008		$2,900,152
Douglas G. Boessen	RSUs	12/15/2024				3,933	$825,222
	PC-RSUs	2/25/2024	1,249	4,995	8,741		$649,899
Philip I. Straub	RSUs	12/15/2024				4,050	$849,771
	PC-RSUs	2/25/2024	1,538	6,150	10,763		$800,177
Patrick G. Desbois	RSUs	12/15/2024				4,767	$1,000,212
	PC-RSUs	2/25/2024	1,922	7,686	13,451		$1,000,025
Bradley C. Trenkle	RSUs	12/15/2024				3,336	$699,960
	PC-RSUs	2/25/2024	1,249	4,995	8,741		$649,899
(1)	This column represents the grant date fair value of PC-RSUs and RSUs computed in accordance with FASB ASC Topic 718.
•	For PC-RSUs, that amount assumes 100% (Target) of performance conditions will be met and is calculated by multiplying the closing price of Garmin shares on The New York Stock Exchange on the date of grant, discounted in accordance with accounting requirements to reflect that dividend equivalents are not paid on the PC-RSUs, by the number of target units awarded. At 175% of Target (Maximum) the grant date fair value of PC-RSUs would be $5,075,266, $1,137,324, $1,400,309, $1,750,045, and $1,137,324, respectively, for Mr. Pemble, Mr. Boessen, Mr. Straub, Mr. Desbois, and Mr. Trenkle.
•	For RSUs, that amount is calculated by multiplying the closing price of Garmin shares on The New York Stock Exchange on the date of grant, discounted in accordance with accounting requirements to reflect that dividend equivalents are not paid on the RSUs, by the number of units awarded.
•	For additional information on the valuation assumptions with respect to the 2024 grants, refer to Note 10 of Garmin’s financial statements in the Form 10-K for the fiscal year ended December 28, 2024, as filed with the SEC.

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Outstanding Equity Awards at 2024 Fiscal Year-End

The following table provides information for each Named Executive Officer regarding outstanding equity awards held by him as of December 28, 2024:

			Stock Awards
Name	Award Type	Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Clifton A. Pemble	RSUs	12/15/2022	6,684	$1,399,362
	RSUs	12/15/2023	14,914	$3,122,395
	RSUs	12/15/2024	13,821	$2,893,565
	PC-RSUs	2/25/2023	25,884	$5,419,074
	PC-RSUs	2/25/2024	22,290	$4,666,634
Douglas G. Boessen	RSUs	12/15/2022	1,432	$299,804
	RSUs	12/15/2023	3,452	$722,711
	RSUs	12/15/2024	3,933	$823,413
	PC-RSUs	2/25/2023	6,604	$1,382,613
	PC-RSUs	2/25/2024	4,995	$1,045,753
Philip I. Straub	RSUs	12/15/2022	2,483	$519,841
	RSUs	12/15/2023	4,142	$867,169
	RSUs	12/15/2024	4,050	$847,908
	PC-RSUs	2/25/2023	7,396	$1,548,427
	PC-RSUs	2/25/2024	6,150	$1,287,564
Patrick G. Desbois	RSUs	12/15/2022	2,674	$559,829
	RSUs	12/15/2023	4,696	$983,155
	RSUs	12/15/2024	4,767	$998,019
	PC-RSUs	2/25/2023	8,980	$1,880,053
	PC-RSUs	2/25/2024	7,686	$1,609,141
Bradley C. Trenkle	RSUs	12/15/2022	1,719	$359,890
	RSUs	12/15/2023	2,900	$607,144
	RSUs	12/15/2024	3,336	$698,425
	PC-RSUs	2/25/2023	5,282	$1,105,840
	PC-RSUs	2/25/2024	4,995	$1,045,753
(1)	All RSUs vest at the rate of one-third per year on the first, second and third anniversaries of the grant date. Upon certification of performance criteria, all PC-RSUs vest at the rate of one-third per year on the first, second and third anniversaries of the grant date.
(2)	Determined by multiplying the number of units by $209.36, which was the closing price of Garmin shares on The New York Stock Exchange on December 27, 2024.

2024 Option Exercises and Stock Vested

The following table provides stock awards vested in 2024 for each of the Named Executive Officers. No options were held or exercised in 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Clifton A. Pemble	37,037	$6,477,995
Douglas G. Boessen	8,929	$1,531,047
Philip I. Straub	12,155	$2,117,117
Patrick G. Desbois	13,017	$2,273,312
Bradley C. Trenkle	7,955	$1,390,112

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Potential Payments Upon Termination or Change of Control

In the Compensation Discussion and Analysis section above, under the heading “Change of Control Benefits,” we discuss our Named Executive Officers’ rights to certain compensation and benefits under certain conditions following a change of control of Garmin. The following table provides more detail about such rights with respect to early vesting of equity awards under such conditions:

Name	Voluntary	For Cause	Death	Disability	Without Cause	Involuntary Termination within 12 months of Change in Control
Clifton A. Pemble	$-	$-	$17,501,030	$17,501,030	$-	$17,501,030
Douglas G. Boessen	$-	$-	$4,274,294	$4,274,294	$-	$4,274,294
Philip I. Straub	$-	$-	$5,070,909	$5,070,909	$-	$5,070,909
Patrick G. Desbois	$-	$-	$6,030,197	$6,030,197	$-	$6,030,197
Bradley C. Trenkle	$-	$-	$3,817,052	$3,817,052	$-	$3,817,052
(1)	The dollar values in this table represent the value of unvested RSU and PC-RSU awards, based on $209.36 per share, the closing price of the Company’s shares on the New York Stock Exchange on December 28, 2024. The estimated current values for PC-RSUs are based on actual vesting percentages for awards.

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K we are providing the following information about the relationship of the median of the annual total compensation of our employees (on a worldwide basis) and the annual total compensation of our PEO, Mr. Pemble.

For 2024, the respective annual total compensation for our median employee and for Mr. Pemble, and the ratio of Mr. Pemble’s annual total compensation to the median employee’s annual total compensation, are set forth below.

Median employee annual total compensation: $49,027.

Mr. Pemble (PEO) annual total compensation: $7,240,905, as reported in the Summary Compensation Table included in this Proxy Statement.

Based on this information, for 2024 the ratio of annual total compensation of our PEO to the annual total compensation of our median employee was approximately 147:1. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below.

We refer to the employee who received the median annual total compensation as the median employee. In accordance with Item 402(u) of Regulation S-K, in calculating the pay ratio for 2024, we used the same median employee as was used to calculate our pay ratio for 2023 because there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact this pay ratio disclosure.

For 2023, to identify the median of the annual total compensation of all of our employees, we prepared a listing of all employees as of October 1, 2023. We selected that date to allow sufficient time to identify the median employee given the global scope of our operations. Gross earnings for 2023, as reported to applicable tax authorities, for example, the Internal Revenue Service for our U.S. employees, were then calculated for each of those employees, other than our PEO. Gross earnings for 2023 were annualized for those permanent employees who were hired between January 1, 2023 and October 1, 2023 and for those whose employment terminated between October 2, 2023 and December 31, 2023. Gross earnings paid in currencies other than U.S. dollars were converted to U.S. Dollars using the average 2023 currency exchange rate for each applicable currency. The median employee was then selected from the annualized list.

The median employee’s total annual compensation for 2024 was calculated using the same methodology we used to calculate total annual compensation for our PEO and other Named Executive Officers, as set forth in the Summary Compensation Table in this Proxy Statement. We then compared the median employee’s total annual compensation for 2024 to our PEO’s total annual compensation for 2024 to calculate the pay ratio set forth above. We did not make any cost-of-living adjustments in identifying the “median employee.”

For supplemental informational purposes, our median U.S. - based employee’s total annual compensation for 2024 was $116,910, and the ratio of our PEO’s total annual compensation for 2024 to our median U.S. based employee’s total annual compensation for 2024 was approximately 62:1.

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2024 Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K we are providing the following information to show how compensation actually paid (“CAP”) to the PEO and the Non-PEO NEOs (as described below) (averaged) relates to certain total shareholder return results, Garmin net income and Garmin operating income results for the years 2020-2024.

	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on:
Year					Total Shareholder Return	Peer Group Total Shareholder Return	Net Income	Operating Income
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$7,240,905	$18,055,818	$2,416,106	$5,343,825	$239.08	$193.57	$1,411,436,000	$1,593,994,000
2023	$6,540,666	$10,679,153	$2,113,742	$3,241,006	$144.25	$148.74	$1,289,636,000	$1,092,160,000
2022	$4,585,595	$900,886	$1,888,561	$698,576	$100.81	$104.45	$973,585,000	$1,027,845,000
2021	$4,238,341	$5,967,081	$1,694,354	$2,271,591	$142.59	$165.87	$1,082,200,000	$1,218,620,000
2020	$3,684,276	$5,909,431	$1,596,351	$2,383,954	$125.14	$133.30	$992,324,000	$1,054,240,000

The PEO for each year was Clifton A. Pemble. For 2024, the Non-PEO NEOs were Douglas G. Boessen, Bradley C. Trenkle, Philip I. Straub and Patrick G. Desbois. For 2023 and 2022, the Non-PEO NEOs were Douglas G. Boessen, Andrew R. Etkind, Philip I. Straub and Patrick G. Desbois. For 2021 and 2020, the Non-PEO NEOs were Min H. Kao, Douglas G. Boessen, Andrew R. Etkind, Philip I. Straub and Patrick G. Desbois.

The peer group for purposes of the table above is the S&P 500 Consumer Discretionary Index.

Operating income, for compensation purposes, is presented from the Company’s audited financial statements without adjustment.

To calculate CAP for our PEO, the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation, as required under Item 402(v) of Regulation S-K:

Year	SCT Total	Deduction of Reported Value of Equity Awards	Equity Award Adjustments	CAP
		(i)	(ii)
2024	$7,240,905	$(5,800,074)	$16,614,987	$18,055,818
2023	$6,540,666	$(5,150,023)	$9,288,510	$10,679,153
2022	$4,585,595	$(3,323,452)	$(361,257)	$900,886
2021	$4,238,341	$(3,003,686)	$4,732,426	$5,967,081
2020	$3,684,276	$(2,599,853)	$4,825,008	$5,909,431
(i)	Represents the grant date fair value of equity based awards granted for each year shown, as reported in the SCT. As required under Item 402(v) of Regulation S-K, this value is deducted from SCT total compensation to calculate CAP for each year shown.
(ii)	Represents the value of equity award adjustments for each year shown, as calculated in accordance with the methodology required under Item 402(v) of Regulation S-K. The amounts deducted or added in calculating the equity award adjustments are provided in the supplemental table below:

Equity Award Adjustments for PEO	2024	2023	2022	2021	2020
RSUs:
Year-End Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	$2,893,565	$2,875,568	$1,850,599	$1,663,383	$1,419,079
Change in Fair Value (From Prior Year-End to Current Year-End) of Awards Granted Prior to Current Year that Remain Unvested as of Year-End	$1,745,550	$634,049	$(513,916)	$173,666	$304,853
Change in Fair Value (From Prior Year-End to Vesting Date) of Awards Granted Prior to Current Year that Vested During Year	$1,586,411	$498,869	$(516,070)	$208,362	$315,569
PC-RSUs:
Year-End Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	$8,166,610	$4,990,626	$-	$2,352,257	$2,574,357
Change in Fair Value (From Prior Year-End to Current Year-End) of Awards Granted Prior to Current Year that Remain Unvested as of Year-End	$2,091,916	$211,356	$(793,151)	$263,567	$310,319
Change in Fair Value (From Prior Year-End to Vesting Date) of Awards Granted Prior to Current Year that Vested During Year	$130,935	$78,042	$(388,719)	$71,191	$(99,169)
TOTAL EQUITY AWARD ADJUSTMENTS FOR PEO	$16,614,987	$9,288,510	$(361,257)	$4,732,426	$4,825,008

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To calculate CAP for our Non-PEO NEOs (averaged), the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation, as required under Item 402(v) of Regulation S-K:

Year	SCT Total	Deduction of Reported Value of Equity Awards	Equity Award Adjustments	CAP
		(ii)	(iii)
2024	$2,416,106	$(1,618,791)	$4,546,510	$5,343,825
2023	$2,113,742	$(1,199,958)	$2,327,222	$3,241,006
2022	$1,888,561	$(1,034,936)	$(155,049)	$698,576
2021	$1,694,354	$(892,596)	$1,469,833	$2,271,591
2020	$1,596,351	$(843,849)	$1,631,452	$2,383,954
(i)	Represents the grant date fair value of equity based awards granted for each year shown, as reported in the SCT. As required under Item 402(v) of Regulation S-K, this value is deducted from SCT total compensation to calculate CAP for each year shown.
(ii)	Represents the value of equity award adjustments for each year shown, as calculated in accordance with the methodology required under Item 402(v) of Regulation S-K. The amounts deducted or added in calculating the equity award adjustments are provided in the supplemental table below:

Equity Award Adjustments for Non-PEO NEOs	2024	2023	2022	2021	2020
RSUs:
Year-End Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	$841,941	$592,409	$548,618	$438,136	$407,422
Change in Fair Value (From Prior Year-End to Current Year-End) of Awards Granted Prior to Current Year that Remain Unvested as of Year-End	$474,777	$183,026	$(139,301)	$50,459	$93,083
Change in Fair Value (From Prior Year-End to Vesting Date) of Awards Granted Prior to Current Year that Vested During Year	$438,317	$142,035	$(145,836)	$63,083	$99,505
PC-RSUs:
Year-End Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	$2,182,342	$1,311,231	$-	$790,793	$939,757
Change in Fair Value (From Prior Year-End to Current Year-End) of Awards Granted Prior to Current Year that Remain Unvested as of Year-End	$570,982	$71,055	$(275,337)	$99,430	$128,340
Change in Fair Value (From Prior Year-End to Vesting Date) of Awards Granted Prior to Current Year that Vested During Year	$38,151	$27,466	$(143,193)	$27,932	$(36,655)
TOTAL EQUITY AWARD ADJUSTMENTS FOR NON-PEO NEOs	$4,546,510	$2,327,222	$(155,049)	$1,469,833	$1,631,452

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Most Important Performance Measures

As required under Item 402(v) of Regulations S-K, in the table below we list the financial performance measures used by the Compensation Committee to link compensation actually paid to the NEOs for 2024 to Garmin’s performance.

Operating Income
Revenue

Relationship Between Compensation Actually Paid and Certain Performance Results

As required pursuant to Item 402(v) of Regulation S-K, in the charts below we show the relationship for the years shown between CAP for the PEO and the non-PEO NEOs (average) and each of the following: (1) total shareholder return (“TSR”) for Garmin; (2) net income; and (3) operating income. We also show the relationship for the years shown between Garmin TSR and TSR for the S&P 500 Consumer Discretionary Index. As stated above, the Compensation Committee uses operating income and revenue to link CAP to performance. The Compensation Committee does not use TSR or net income.

CAP VS TSR

Thousands
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid
$300
$250
$200
$150
$100
$50
$0
Total Shareholder Return
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Garmin Total Shareholder Return
S&P 500 Consumer Discretionary Index Total Shareholder Return

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CAP VS NET INCOME

Thousands
Millions
Compensation Actually Paid
Net Income
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

CAP VS OPERATING INCOME

Thousands
Millions
Compensation Actually Paid
Operating Income
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Operating Income

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PROPOSALS

The Board knows of no matters that are expected to be presented for consideration at the Annual Meeting other than the proposals listed in this Proxy Statement.

PROPOSAL ONE

Approval of Garmin’s 2024 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024 and the statutory financial statements of Garmin for the fiscal year ended December 28, 2024

The consolidated financial statements of Garmin for the fiscal year ended December 28, 2024, and the Swiss statutory financial statements of Garmin for the fiscal year ended December 28, 2024, are contained in the 2024 Annual Report, which was mailed to all registered shareholders with this Proxy Statement. A copy of the 2024 Annual Report is available in the Investor Relations section of Garmin’s website at www.garmin.com. The 2024 Annual Report also contains the reports of Ernst & Young Ltd, Garmin’s auditor pursuant to the Swiss Code of Obligations, and information on our business activities and financial situation.

Under Swiss law, the Annual Report and the consolidated financial statements and Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting.

Ernst & Young Ltd, as Garmin’s statutory auditor, has issued a recommendation to the Annual Meeting that the statutory financial statements of Garmin for the fiscal year ended December 28, 2024 be approved. As Garmin’s statutory auditor, Ernst & Young Ltd has expressed its opinion that such statutory financial statements and the proposed appropriation of available earnings comply with Swiss law and Garmin’s Articles of Association.

Ernst & Young Ltd has also issued a recommendation to the Annual Meeting that the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024 be approved. As Garmin’s statutory auditor, Ernst & Young Ltd has expressed its opinion that such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Garmin, the consolidated results of operations and cash flows in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and comply with Swiss law.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2024 ANNUAL REPORT, THE CONSOLIDATED FINANCIAL STATEMENTS OF GARMIN FOR THE FISCAL YEAR ENDED DECEMBER 28, 2024 AND THE STATUTORY FINANCIAL STATEMENTS OF GARMIN FOR THE FISCAL YEAR ENDED DECEMBER 28, 2024.

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PROPOSAL TWO

Appropriation of available earnings

Under Swiss law, the appropriation of available earnings as set forth in Garmin’s statutory financial statements must be submitted to shareholders for approval at each annual general meeting. The Board proposes the following appropriation of available earnings:

Proposed Appropriation of Available Earnings
Balance brought forward from previous years	$625,412,000
Cancellation of repurchased shares	$(99,182,000)
Net earnings (loss) for the period (on a stand-alone unconsolidated basis)	$227,835,000
Total available to the general meeting	$754,065,000
Resolution proposed by the Board of Directors: - RESOLVED, that the available earnings of $754,065,000 shall be carried forward.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROPRIATION OF AVAILABLE EARNINGS.

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PROPOSAL THREE

Payment of a cash dividend in the aggregate amount of $3.60 per outstanding share out of Garmin’s reserve from capital contribution in four equal installments

Under Swiss law, the shareholders must approve the payment of any dividend or distribution at a general meeting. The Board proposes to the Annual Meeting that Garmin pay a cash dividend in the amount of $3.60 per outstanding share out of Garmin’s reserve from capital contribution payable in four equal installments at the dates determined by the Board in its discretion, as further specified in the Board’s dividend proposal set forth below. The Board currently expects that the dividend payment and record dates will be as follows:

Dividend Payment Date	Record Date	$ Per Share
June 27, 2025	June 16, 2025	$0.90
September 26, 2025	September 12, 2025	$0.90
December 26, 2025	December 12, 2025	$0.90
March 27, 2026	March 13, 2026	$0.90

The Board’s dividend proposal has been confirmed to comply with Swiss law and Garmin’s Articles of Association by Garmin’s statutory auditor, Ernst & Young Ltd, a state-supervised auditing enterprise, representatives of which will be present at the Annual Meeting. The Board proposes the following resolutions with respect to the dividend:

Reserve from Capital Contribution as per December 28, 2024	$3,640,349,000

Resolutions proposed by the Board of Directors:

•  RESOLVED, that Garmin, out of, and limited at a maximum to the amount of, the Dividend Reserve (as defined below), pay a cash dividend in the amount of $3.60 per outstanding share[1] out of Garmin’s reserve from capital contribution payable in four equal installments at the dates determined by the Board of Directors in its discretion, the record date and payment date for each such installment to be announced in a press release[2] at least ten calendar days prior to the record date; and further

•  RESOLVED, that the cash dividend shall be made with respect to the outstanding share capital of Garmin on the record date for the applicable installment, which amount will exclude any shares of Garmin held by Garmin or any of its direct or indirect subsidiaries; and further

• RESOLVED, that $771,808,000[3] be allocated to dividend reserves from capital contribution (the “Dividend Reserve”) from the reserve from capital contribution in order to pay such dividend of $3.60 per outstanding share (assuming a total of 194,900,165 shares[4] eligible to receive the dividend); and further	$(771,808,000)
• RESOLVED that if the aggregate dividend payment is lower than the Dividend Reserve, the relevant difference will be allocated back to the reserve from capital contribution; and further

•  RESOLVED, that to the extent that any installment payment would exceed the Dividend Reserve then remaining, the U.S. dollar per share amount of that installment payment shall be reduced on a pro rata basis, provided, however, that the aggregate amount of that installment payment shall in no event exceed the then remaining Dividend Reserve.

• Reserve from Capital Contribution after Dividend Reserve Allocation	$2,868,541,000
(1)	In no event will the dividend payment exceed a total of $3.60 per share.
(2)	The announcements will not be published in the Swiss Official Gazette of Commerce.
(3)	The amount of the Dividend Reserve, calculated on the basis of the Company’s issued shares as at December 28, 2024, includes a margin to accommodate new share issuance (see footnote 4 below) that may occur between the time when the dividend is approved by shareholders and when the last installment payment is made. Any unused portion of the Dividend Reserve will be returned to the reserve from capital contribution after the last installment payment.
(4)	This number is based on the registered share capital as at December 28, 2024. The number of shares eligible for dividend payments may change due to the reissuance of treasury shares or the issuance of new shares, including (without limitation) from the capital band or the conditional share capital reserved for the share incentive plans, or the cancellation of existing shares as a result of share repurchases.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PAYMENT OF A CASH DIVIDEND IN THE AGGREGATE AMOUNT OF $3.60 PER OUTSTANDING SHARE OUT OF GARMIN’S RESERVE FROM CAPITAL CONTRIBUTION IN FOUR EQUAL INSTALLMENTS.

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PROPOSAL FOUR

Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 28, 2024

In accordance with Article 698, paragraph 2, item 7 of the Swiss Code of Obligations, it is customary for Swiss companies to request shareholders at the annual general meeting to discharge the members of the Board and the Executive Management from personal liability for their activities during the preceding fiscal year. This discharge is only effective with respect to facts that have been disclosed to shareholders and only binds shareholders who either voted in favor of the proposal or who subsequently acquired shares with knowledge that shareholders have approved this proposal. In addition, shareholders who vote against this proposal, abstain from voting on this proposal, do not vote on this proposal, or acquire their shares without knowledge of the approval of this proposal, may bring, as a plaintiff, any claims in a shareholder derivative suit within six months after the approval of the proposal. After the expiration of the six-month period, such shareholders will generally no longer have the right to bring, as a plaintiff, claims in shareholder derivative suits against the directors and the management.

Pursuant to Article 23.1 of the Organizational Regulations of Garmin Ltd., the Executive Management consists of the Chief Executive Officer and such other officers expressly designated by the Board to be members of the Executive Management. The Board has designated the Chief Executive Officer, the co-Chief Operating Officers and the Chief Financial Officer to be the members of Executive Management.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DISCHARGE OF THE MEMBERS OF THE BOARD AND THE EXECUTIVE MANAGEMENT FROM LIABILITY FOR THE FISCAL YEAR ENDED DECEMBER 28, 2024.

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PROPOSAL FIVE

Re-election of six directors

Pursuant to Swiss law and our Articles of Association, the members of our Board must be elected annually and individually for a term extending until completion of the next annual general meeting.

The Nominating Committee has recommended for nomination and the Board has nominated the following persons, each of whom is currently a director of Garmin, to stand for re-election for a term extending until completion of the annual general meeting in 2026: Susan M. Ball, Jonathan C. Burrell, Joseph J. Hartnett, Min H. Kao, Catherine A. Lewis and Clifton A. Pemble.

Ms. Ball, Mr. Burrell, Mr. Hartnett, Dr. Kao, Ms. Lewis and Mr. Pemble have each indicated that they are willing and able to continue to serve as directors if re-elected.

For more information on each of the director nominees, please see the section entitled “Directors” beginning on page 17.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RE-ELECTION OF EACH OF THESE NOMINEES TO THE BOARD OF DIRECTORS.

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PROPOSAL SIX

Re-election of the Chairman

Pursuant to Swiss law, the chair of a Swiss company listed on a stock exchange is required to be elected annually by the shareholders for a term extending until completion of the next annual general meeting.

Subject to his re-election as a member of the Board, the Board has nominated Dr. Min Kao, who is currently the Executive Chairman of Garmin, to stand for re-election as Executive Chairman for a term extending until completion of the annual general meeting in 2026. Dr. Kao has indicated that he is willing and able to continue to serve as Executive Chairman if re-elected.

Information about Dr. Kao can be found at page 19 of this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF MIN H. KAO AS EXECUTIVE CHAIRMAN.

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PROPOSAL SEVEN

Re-election of four Compensation Committee members

Pursuant to Swiss law, the members of the compensation committee of a Swiss company listed on a stock exchange are required to be elected annually and individually by the shareholders for a term extending until completion of the next annual general meeting.

Subject to their re-election as members of the Board, the Board has nominated Susan M. Ball, Jonathan C. Burrell, Joseph J. Hartnett and Catherine A. Lewis, who are currently members of the Compensation Committee, to stand for re-election as members of the Compensation Committee for a term extending until completion of the annual general meeting in 2026. If re-elected, Ms. Lewis will be re-appointed as chair of the Compensation Committee. Ms. Ball, Mr. Burrell, Mr. Hartnett and Ms. Lewis have each indicated that they are willing and able to serve as a member of the Compensation Committee if re-elected.

Information about Mses. Ball and Lewis and Messrs. Burrell and Hartnett can be found at pages 18 and 19 of this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RE-ELECTION OF EACH OF THESE NOMINEES TO SERVE AS COMPENSATION COMMITTEE MEMBERS.

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PROPOSAL EIGHT

Re-election of the independent voting rights representative

Swiss law requires that the shareholders of a Swiss company listed on a stock exchange elect annually an independent voting rights representative for a term extending until completion of the next annual general meeting.

The main duty of the independent voting rights representative is to exercise the voting rights in accordance with the instructions received from shareholders. The independent voting rights representative will not make statements, submit proposals or ask questions to the Board on behalf of shareholders. The Board has recommended that the law firm of Wuersch & Gering LLP, 100 Wall Street, 10th Floor, New York, NY 10005, USA be re-elected as the independent voting rights representative for a term extending until completion of the annual general meeting in 2026. Wuersch & Gering LLP is a New York law firm with lawyers who have experience in Swiss legal matters. Wuersch & Gering LLP does not perform any other services for Garmin.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF WUERSCH & GERING LLP AS THE INDEPENDENT VOTING RIGHTS REPRESENTATIVE.

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PROPOSAL NINE

Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 27, 2025 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term

Ernst & Young LLP has acted as Garmin’s independent registered public accounting firm since 2000 and has been appointed by the Audit Committee to audit and certify Garmin’s financial statements for the fiscal year ending December 27, 2025.

Ernst & Young Ltd was re-elected as Garmin’s statutory auditor for 2024. Swiss law and our Articles of Association require that our shareholders elect annually a firm as statutory auditor. The statutory auditor’s main task is to audit our consolidated financial statements and parent company financial statements that are required under Swiss law. The Audit Committee and Board propose that Ernst & Young Ltd be re-elected as Garmin’s statutory auditor for another one-year term.

Representatives of Ernst & Young Ltd will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Although the ratification of the appointment of Ernst & Young LLP is not required, we value the opinions of Garmin’s shareholders. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether to appoint Ernst & Young LLP as Garmin’s registered independent public accounting firm for the fiscal year ending December 27, 2025.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS GARMIN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 27, 2025 AND RE-ELECTION OF ERNST & YOUNG LTD AS GARMIN’S STATUTORY AUDITOR FOR ANOTHER ONE-YEAR TERM.

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PROPOSAL TEN

Advisory Vote on the Compensation of Garmin’s Named Executive Officers

As required by Section 14A of the Exchange Act, the Board proposes that shareholders be provided with an annual advisory vote on the compensation of Garmin’s Named Executive Officers, as disclosed in the CD&A, the accompanying compensation tables and any related material disclosed in this Proxy Statement. The formal resolution is as follows:

RESOLVED, that, on an advisory basis, the compensation of Garmin’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the “Compensation Discussion and Analysis,” compensation tables and related narratives and descriptions in this Proxy Statement, is hereby APPROVED.

As described in the CD&A, the objectives of Garmin’s executive compensation program are to:

1.	Provide executive compensation that Garmin believes is fair, reasonable and competitive in order to attract, motivate and retain a highly-qualified executive team;
2.	Reward executives for individual performance and contribution;
3.	Provide incentives to executives to enhance shareholder value;
4.	Reward executives for long-term, sustained individual and Company performance; and
5.	Provide executive compensation that is viewed as internally equitable by both the executives and the broader Garmin employee population.

As an advisory vote, the shareholders’ vote on this proposal is not binding on Garmin. However, we value the opinions of Garmin shareholders and the Compensation Committee of our Board plans to review voting results on this proposal and expects to give consideration to such voting when making future executive compensation decisions for Garmin’s Named Executive Officers. Garmin currently conducts this advisory vote on an annual basis, and the next advisory vote is expected to be held at Garmin’s 2026 annual general meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF GARMIN’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT RELATING TO THE ANNUAL GENERAL MEETING OF SHAREHOLDERS PURSUANT TO THE EXECUTIVE COMPENSATION DISCLOSURE RULES PROMULGATED BY THE SEC.

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PROPOSAL ELEVEN

Advisory Vote on the Swiss Statutory Compensation Report

Under Swiss law, we are required to prepare a separate Swiss Statutory Compensation Report each year that contains specific items in a presentation format determined by Swiss law. This report must be submitted annually to shareholders for approval or disapproval in an advisory vote. As an advisory vote, the shareholders’ vote on this proposal is not binding on Garmin. However, we value the opinions of Garmin shareholders and the Compensation Committee of our Board plans to review voting results on this proposal and will give consideration to such voting when making future compensation decisions.

The Swiss Statutory Compensation Report sets forth, for the fiscal years ended December 28, 2024 and December 30, 2023, the compensation of the members of the Board and the members of Executive Management.

With regard to our compensation of Executive Management, we note that at our annual general meeting of shareholders held on June 7, 2024, shareholders approved the fiscal year 2025 maximum aggregate compensation amount for Executive Management in the aggregate amount of $11,000,000 with 95.61% of the shares voted voting in favor of the proposal. Shareholders also approved at that meeting the maximum aggregate compensation amount for the Board for the period between the 2024 annual general meeting and the Annual General Meeting in the aggregate amount of $1,800,000 with 99.77% of the shares voted voting in favor of the proposal. A copy of our 2024 Swiss Statutory Compensation Report is contained in Annex 1 to this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE SWISS STATUTORY COMPENSATION REPORT.

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PROPOSAL TWELVE

Advisory Vote on the Swiss Statutory Non-Financial Matters Report

Under Swiss law, we are required to prepare and submit to shareholders annually a Non-Financial Matters Report for approval or disapproval in an advisory vote.

The Swiss Non-Financial Matters Report contains information on environmental, social and employee matters, respect for human rights and ethical standards. A copy of our 2024 Non-Financial Matters Report is contained in Annex 2 to this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE SWISS NON-FINANCIAL MATTERS REPORT.

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PROPOSAL THIRTEEN

Binding Vote to Approve Fiscal Year 2026 Maximum Aggregate Compensation for the Executive Management

Pursuant to Swiss law and Article 22(a) of our Articles of Association, the shareholders must annually approve the maximum aggregate compensation of the Executive Management for the next fiscal year.

Pursuant to Article 23.1 of the Organizational Regulations of Garmin, the Executive Management consists of the Chief Executive Officer and such other officers expressly designated by the Board to be members of the Executive Management. Prior to 2024, the Board had designated two officers, the Chief Executive Officer and the Chief Financial Officer, to be members of the Executive Management. In 2024, the Board designated two additional officers, the co-Chief Operating Officers, to be members of the Executive Management, bringing the total number of designated members of the Executive Management up from two to four.

The Board proposes that the amount of $19,000,000 be approved as the maximum aggregate amount of compensation of the Executive Management for the fiscal year commencing on December 28, 2025 and ending on December 26, 2026. Such maximum aggregate amount includes all forms of cash, stock and other compensation and is based on the expected fiscal year 2026 compensation of the Executive Management. This amount represents the maximum possible amount that Garmin could pay to the Executive Management in the 2026 fiscal year and not necessarily the actual amount that will be paid. Actual 2026 fiscal year compensation for the Executive Management will be determined by the Compensation Committee based on company and individual performance and other relevant factors.

Maximum Aggregate Executive Management Compensation Proposal for the 2026 Fiscal Year

Salaries and benefits	$4,064,279	(1)
Stock compensation (assuming vesting of all performance based RSUs at 100% of target)	$11,950,000	(2)
All other compensation and contingencies	$2,985,721
TOTAL	$19,000,000
(1)	Garmin’s social security and Medicare contributions for the Executive Management pursuant to applicable law are not included in the maximum aggregate amount. The estimated aggregate amount of Garmin’s social security contributions for the Executive Management is $43,924 and Garmin is also required to pay Medicare contributions in the amount of 1.45% on the first $200,000 of taxable income of the Executive Management and in the amount of 2.35% on all taxable income of the Executive Management in excess of $200,000.
(2)	Stock compensation consists of grants of restricted stock units which vest in equal annual installments over a period of three years. Such grants are valued at grant date fair value in accordance with U.S. GAAP methodology. To the extent that such grants of restricted stock units are subject to the achievement of performance targets, such grants are valued based on target achievement of performance criteria. The value on the vesting date may differ due to share price fluctuation and achievement against predetermined performance criteria ranging from 0% to 175% of target.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE FISCAL YEAR 2026 MAXIMUM AGGREGATE COMPENSATION FOR THE EXECUTIVE MANAGEMENT.

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PROPOSAL FOURTEEN

Binding Vote to Approve Maximum Aggregate Compensation for the Board of Directors for the period between the 2025 Annual General Meeting and the 2026 Annual General Meeting

Pursuant to Swiss law and Article 22(a) of our Articles of Association, the shareholders must annually approve the maximum aggregate compensation of the Board for the period between the annual general meeting at which approval is sought and the next annual general meeting. This proposal is based on the Board consisting of six directors, of whom four are Non-Management Directors. Only the Non-Management Directors and the Executive Chairman are included in this proposal. The President and Chief Executive Officer, who also is a member of the Board, does not receive any compensation for his role as a director.

The Board proposes that the amount of $1,800,000 be approved as the maximum aggregate amount of compensation for the Board for the period between the 2025 annual general meeting and the 2026 annual general meeting. A description of the compensation program for the Board is provided on page 20 (“Compensation of Directors”). The proposed maximum aggregate amount includes all forms of cash, stock and other compensation and represents the maximum possible amount that Garmin could pay to the Board for the period between the 2025 annual general meeting and the 2026 annual general meeting and not necessarily the actual amount that will be paid.

Maximum Aggregate Board Compensation Proposal for the period between the 2025 annual general meeting and the 2026 annual general meeting

Board retainer fees	$420,000
Stock compensation	$700,000
Executive Chairman compensation	$395,142	(1)
All other compensation and contingencies	$284,858
TOTAL	$1,800,000
(1)	Garmin’s social security and Medicare contributions for the Executive Chairman pursuant to applicable law are not included in the maximum aggregate amount. The estimated amount of Garmin’s social security contributions for the Executive Chairman is $10,981 and Garmin is also required to pay Medicare contributions in the amount of 1.45% on the first $200,000 of taxable income of the Executive Chairman and in the amount of 2.35% on all taxable income of the Executive Chairman in excess of $200,000.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MAXIMUM AGGREGATE COMPENSATION FOR THE BOARD OF DIRECTORS FOR THE PERIOD BETWEEN THE 2025 ANNUAL GENERAL MEETING AND THE 2026 ANNUAL GENERAL MEETING.

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PROPOSAL FIFTEEN

Renewal of Capital Band

Under a capital band, our Articles of Association may authorize the Board for a maximum period of five years to increase the stated share capital to a maximum of 150% and/or reduce it to a minimum of 50% of the stated share capital. At the annual general meeting held on June 7, 2024 the shareholders voted to amend our Articles of Association in order to authorize the Board for a maximum period of one year to increase the stated share capital to a maximum of 120% and/or reduce it to a minimum of 90% of the existing stated share capital of the Company. The Board believes it is advisable and in the best interests of Garmin for the shareholders to amend our Articles of Association in order to re-authorize the Board for a maximum period of one year to increase the stated share capital to a maximum of 120% and/or reduce it to a minimum of 90% of the existing stated share capital of the Company. If this proposal is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue common shares or securities convertible into or exercisable for common shares in one or a series of related transactions if such common shares represent 20% or more of the voting power or outstanding common shares of the company. NYSE rules also require shareholder approval for an issuance of shares that would result in a change of control of the company, as well as for share issuances in connection with certain benefit plans or related party transactions.

The Board believes that it is customary for public companies incorporated in Switzerland to maintain an authorization for the board of directors to increase or decrease the share capital and that the re-authorization of the capital band is prudent to ensure that Garmin maintains financial flexibility. The renewal of the capital band does not mean that there will be any increase or decrease in share capital. The Board does not currently have any plans to increase or decrease the share capital. The share capital would only be increased or decreased if and when the Board makes use of its authorization.

The resolution for the renewal of the capital band requires the approval of a qualified majority of at least two-thirds of the votes and an absolute majority of the nominal value of the shares, (in person or by proxy) at the Annual Meeting.

The proposed shareholder resolution and the proposed amendments to our Articles of Association are included in Annex 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RENEWAL OF THE CAPITAL BAND.

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AUDIT MATTERS

Report of Audit Committee

This report is submitted by the Audit Committee.

The Board pursues its responsibility for oversight of Garmin’s financial reporting process through the Audit Committee. The Board, in its business judgment, has determined that all members of the Audit Committee are independent and financially literate as required by the applicable listing standards of the NYSE. The Audit Committee operates pursuant to the Audit Committee Charter adopted by the Board, as amended and restated on July 26, 2024, a copy of which is available on Garmin’s website at www.garmin.com/investors/governance. The Audit Committee and the Board annually review and assess the adequacy of the Audit Committee Charter.

The Audit Committee meets regularly with the independent auditor, management and Garmin’s internal auditors. The independent auditor and Garmin’s internal auditors have direct access to the Audit Committee, with and without the presence of management representatives, to discuss the scope and results of their work and their comments on the adequacy of internal accounting controls and the quality of financial reporting.

In performing its oversight function, the Audit Committee reviewed and discussed Garmin’s audited consolidated financial statements for the fiscal year ended December 28, 2024, with management and with Ernst & Young LLP, the independent registered public accounting firm retained by Garmin to audit its financial statements, and with Ernst & Young Ltd, its statutory auditor. The Audit Committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm and the statutory auditor that Garmin’s audited financial statements were prepared in accordance with U.S. GAAP. The Audit Committee also discussed with the independent registered public accounting firm and the statutory auditor during the 2024 fiscal year the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and discussed with Ernst & Young LLP the independence of its firm. The Audit Committee considered whether the non-audit services provided by Ernst & Young LLP, as well as its affiliates, including Ernst & Young Ltd (collectively, “EY”), are compatible with its independence.

Based upon the review and discussions referenced above, the Audit Committee recommended to Garmin’s Board, and the Board approved, that the audited consolidated financial statements be included in our 2024 Annual Report for the fiscal year ended December 28, 2024, for filing with the SEC.

Audit Committee

Joseph J. Hartnett, Chair

Susan M. Ball

Catherine A. Lewis

Annual Evaluation and Selection of Independent Auditors

The Audit Committee annually evaluates the performance of Garmin’s independent auditors and determines whether to recommend reengagement of the current independent auditors or consider other audit firms. Factors considered by the Audit Committee include the auditors’ independence, global capabilities, technical expertise and knowledge of Garmin’s global operations and industry, quality of communication with the Audit Committee and management, quality and efficiency of services provided, external data on audit quality and performance, and the appropriateness of fees. Additionally, the Audit Committee considers the benefits of longer auditor tenure and the controls and processes that ensure continued auditor independence.

The Audit Committee believes the benefits of longer tenure include:

•	enhanced audit quality associated with deep institutional knowledge;
•	competitive fees that can be achieved due to the independent auditors’ familiarity with Garmin; and
•	the avoidance of incremental time and costs that would be incurred in the engagement of new independent auditors.

The Audit Committee also considers the following controls and processes that ensure the continued independence of Ernst & Young LLP:

•	oversight by the Audit Committee, including regular private sessions;
•	limits on non-audit services, including pre-approval for all audit and permissible non-audit services;
•	Ernst & Young LLP’s internal independence process, including periodic internal reviews and partner rotations; and
•	a robust regulatory framework, including periodic Public Company Accounting Oversight Board (the “PCAOB”) inspections, peer reviews, and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee believes that retaining Ernst & Young LLP and Ernst & Young Ltd to serve as Garmin’s independent registered public accounting firm and statutory auditor, respectively, for the fiscal year ending December 27, 2025 is in the best interests of the Company and its shareholders.

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Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to Garmin and its subsidiaries for the fiscal year ended December 28, 2024 and the fiscal year ended December 30, 2023 by EY:

(U.S. Dollars listed in thousands)	2024	2023
Audit Fees(1)	$3,719	$3,676
Audit Related Fees	-	-
Tax Fees(2)(4)	22	-
All Other Fees(3)(4)	7	148
TOTAL:	$3,748	$3,824
(1)	Audit Fees consisted of fees for the integrated audit of the Company’s consolidated financial statements and internal controls, reviews of the Company’s quarterly consolidated financial statements, and audit services provided in connection with other statutory and regulatory filings.
(2)	Tax Fees in 2024 consisted of tax consulting services.
(3)	In 2024, All Other Fees consisted of online research subscription fees. In 2023, All Other Fees consisted of fees for environmental, social and governance regulatory readiness consultation services and online research subscription fees.
(4)	The Audit Committee concluded that the provision of these services is compatible with maintaining the independence of EY.

Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee has adopted a policy that requires advance approval by the Audit Committee of all audit services, audit-related services, tax services and other services performed by EY. The policy provides for pre-approval by the Audit Committee annually of specifically defined services up to specifically defined fee levels. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before EY is engaged to perform it. The Audit Committee has delegated to the Audit Committee Chair authority to approve permitted services provided that the Chair reports any such approval decisions to the Audit Committee at its next meeting. The Audit Committee pre-approved all services that EY rendered to Garmin and its subsidiaries in 2024.

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GENERAL INFORMATION

Information Concerning Solicitation and Voting

The accompanying proxy is solicited by the Board for use at the Annual General Meeting of Shareholders to be held at the offices of the law firm of Homburger Ltd, Prime Tower, Hardstrasse 201, 8005 Zurich, Switzerland, at 5:00 p.m. Central European Summer Time on Friday, June 6, 2025, and at any adjournment(s) or postponement(s) thereof for the purposes set forth herein and in the accompanying Notice of the Annual General Meeting of Shareholders. This proxy statement (the “Proxy Statement”) and the accompanying proxy card are first being furnished to shareholders on or about April 23, 2025.

We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee (“Broker Customers”) and to participants in the Garmin International, Inc. Retirement Plan (the “Retirement Plan”) with a beneficial interest in our shares (“Plan Participants”), and we are mailing our proxy materials to shareholders whose shares are held directly in their names with our transfer agent, Computershare Trust Company, N.A. (such holders, “Record Holders”).

Shareholders Entitled to Exercise Voting Rights

April 11, 2025 is the record date (the “Record Date”) for the Annual Meeting. On the Record Date, there were 192,641,210 shares (excluding shares held by Garmin or any of its direct or indirect subsidiaries) outstanding and entitled to exercise voting rights with respect to the matters to be resolved upon at the Annual Meeting. Shareholders registered in our share register at the close of business, U.S. Eastern Time, on the Record Date are entitled to exercise voting rights with respect to the matters to be resolved upon at the Annual Meeting, except as provided below. Any additional shareholders who are registered in Garmin’s share register on May 27, 2025 will receive a copy of the proxy materials after May 27, 2025 and are entitled to exercise voting rights by giving instructions to our independent voting rights representative (in the manner as further set out in this Proxy Statement) with respect to the matters to be resolved upon at the Annual Meeting. Shareholders not registered in Garmin’s share register as of May 27, 2025 will not be entitled to exercise voting rights with respect to the matters to be resolved upon at the Annual Meeting.

No shareholder will be entered in Garmin’s share register as a shareholder with voting rights between the close of business on May 27, 2025 and the opening of business on the day following the Annual Meeting. Computershare Trust Company, N.A., which maintains Garmin’s share register, will, however, continue to register transfers of Garmin’s shares in the share register in its capacity as transfer agent during this period. Shareholders who are registered in Garmin’s share register on May 27, 2025 but have sold their shares before the Annual Meeting date are not entitled to exercise voting rights with respect to the matters to be resolved upon at the Annual Meeting.

Solicitation of Proxies

The cost of soliciting proxies will be borne by Garmin. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, Garmin will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of Garmin registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. Garmin may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile, video conference, or electronic mail, without additional compensation.

Voting

Each shareholder is entitled to one vote on each proposal presented in this Proxy Statement for each share held. There is no cumulative voting in the election of directors. The required quorum for the transaction of business at the Annual Meeting is the presence in person or by proxy of shareholders holding not less than a majority of the shares entitled to vote at the meeting with abstentions, invalid ballots and broker non-votes regarded as present for purposes of establishing the quorum.

A shareholder who purchases shares from a registered holder after the Record Date but on or before May 27, 2025 and who wishes to exercise voting rights with respect to the matters to be resolved upon at the Annual Meeting must ask to be registered as a shareholder with respect to such shares in our share register prior to May 27, 2025. Registered holders of our shares (as opposed to beneficial shareholders) on May 27, 2025 who sell their shares prior to the Annual Meeting will not be entitled to exercise voting rights with respect to those shares in relation to the matters to be resolved upon at the Annual Meeting.

Proposals 1 through 14 each requires the affirmative vote of a majority of the share votes cast (in person or by proxy) at the Annual Meeting, excluding unmarked, invalid and non-exercisable votes and abstentions. Proposal 15 requires the affirmative vote of at least two-thirds of the votes and the absolute majority of the par value of shares (in each case, in person or by proxy) at the Annual Meeting. An abstention, blank or invalid ballot will have the effect of a vote “AGAINST” this proposal.

Members of our Board and members of Executive Management (which consists of our CEO, our co-COOs and our CFO) are not allowed to exercise their shareholder voting rights with respect to Proposal 4, the proposal to discharge the members of the Board and the Executive Management from liability for the fiscal year ended December 28, 2024.

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Shareholder ratification of the appointment of Ernst & Young LLP as Garmin’s independent registered public accounting firm for the fiscal year ending December 27, 2025 is not required by law or by our organizational regulations (the “Organizational Regulations”), but shareholders’ views are important to the Audit Committee of the Board (the “Audit Committee”) and the Board. If shareholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee will reconsider the appointment of Ernst & Young LLP as Garmin’s independent registered public accounting firm.

Proposals 10, 11 and 12 are advisory and non-binding on Garmin. However, our Board will review voting results on these proposals and will give consideration to such results.

Broker Non-Votes

Although brokers have discretionary authority to exercise voting rights with respect to shares of Broker Customers on “routine” matters, they do not have authority to exercise voting rights with respect to shares of Broker Customers on “non-routine” matters pursuant to applicable NYSE rules. We believe that the following proposals to be resolved upon at the Annual Meeting will be considered to be “non-routine” under NYSE rules and, therefore, brokers will not be able to exercise voting rights with respect to shares owned by Broker Customers in relation to these proposals unless the broker receives instructions from such customers:

•	Proposal No. 4 (discharge of the members of the Board and Executive Management from liability for the fiscal year ended December 30, 2023);
•	Proposal No. 5 (re-election of six directors);
•	Proposal No. 6 (re-election of the Chairman);
•	Proposal No. 7 (re-election of four Compensation Committee members);
•	Proposal No. 10 (advisory vote on compensation of Garmin’s Named Executive Officers);
•	Proposal No. 11 (advisory vote on the Swiss compensation report);
•	Proposal No. 13 (binding vote to approve Fiscal Year 2025 maximum aggregate compensation for the Executive Management);
•	Proposal No. 14 (binding vote to approve maximum aggregate compensation for the Board for the period between the 2025 annual general meeting and the 2026 annual general meeting).

How Shareholders Vote

Shareholders, Plan Participants and Broker Customers may exercise voting rights (or in the case of Plan Participants, may direct the trustee of the Garmin International, Inc. Retirement Plan (the “Retirement Plan”) to exercise voting rights) with respect to their shares as follows:

Shares of Record

Shareholders may only vote their shares if they or their proxies are present at the Annual Meeting. Shareholders may appoint as their proxy the independent voting rights representative, the law firm of Wuersch & Gering LLP, 100 Wall Street, New York, NY 10005, USA, to vote their shares by checking the appropriate box on the enclosed proxy card and the independent voting rights representative will vote all shares for which it is the proxy as specified by the shareholders on the proxy card. A registered shareholder desiring to name as proxy someone other than the independent voting rights representative may do so by crossing out the name of the independent voting rights representative on the proxy card and inserting the full name of such other person. In that case, the shareholder must sign the proxy card and deliver it to the person named, and the person named must be present, present appropriate identification and vote at the Annual Meeting. Shares owned by shareholders who have timely submitted a properly executed proxy card and specifically indicated their votes will be voted as indicated. Shares owned by shareholders who have timely submitted a properly executed proxy card and have not specifically indicated their votes instruct the independent voting rights representative to vote in the manner recommended by the Board. If any modifications to agenda items or proposals identified in the invitation to the Annual Meeting or other matters on which voting is permissible under Swiss law are properly presented at the Annual Meeting for consideration, you instruct the independent voting rights representative, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board.

We urge you to return your proxy card by 5:00 p.m., U.S. Eastern Time, on June 2, 2025 to ensure that your proxy can be timely submitted.

Shareholders may also grant a written proxy to a third party, who need not be a shareholder but who must present appropriate identification and the shareholder’s written proxy and participate in person and exercise the shareholder’s rights at the Annual Meeting.

Shares Held Under the Garmin International, Inc. Retirement Plan

On the voting instructions card, Plan Participants may instruct the trustee of the Retirement Plan how to vote the shares allocated to their respective participant accounts. The trustee will vote all allocated shares accordingly. Shares for which inadequate or no voting instructions are received will not be voted by the trustee. The trustee of the Retirement Plan will vote shares allocated to the accounts of the Plan Participants by giving instructions to the independent voting rights representative accordingly.

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Shares Held Through a Broker or Other Nominee

Each broker or nominee must solicit from the Broker Customers directions on how to vote the shares, and the broker or nominee must then vote such shares through voting instructions relayed to the independent voting rights representative in accordance with such directions. Brokers or nominees are to forward the Notice to the Broker Customers, at the reasonable expense of Garmin if the broker or nominee requests reimbursement. See “Broker Non-Votes.”

Revoking Proxy Authorizations or Instructions

Until the polls for a particular proposal on the agenda close (or in the case of Plan Participants, until the trustee of the Retirement Plan votes), voting instructions or votes of Record Holders and voting instructions of Plan Participants may be revoked or recast with a later-dated, properly executed and delivered proxy card or, in the case of Plan Participants, a voting instruction card. Otherwise, shareholders may not revoke a vote, unless: (a) in the case of a Record Holder, the Record Holder or his or her properly appointed proxy either (i) attends the Annual Meeting and casts a ballot at the meeting or (ii) delivers a written revocation to the independent voting rights representative at any time before the Chairman of the Annual Meeting closes the polls for a particular proposal on the agenda; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the Retirement Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.

Attendance and Voting in Person at the Annual Meeting

Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of shares having evidence of such ownership, and guests of Garmin. Plan Participants and Broker Customers, absent special direction to Garmin from the respective Retirement Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders or their properly appointed proxies may vote by casting a ballot at the Annual Meeting. Security measures will be in place at the meeting, and briefcases, handbags and packages are subject to inspection. No cameras (including mobile phone cameras) or recording devices of any kind, or signs, placards, banners or similar materials, may be used during the meeting. Anyone who refuses to comply with these requirements will not be admitted, or, if admitted, will be required to leave.

Shareholder Proposals for the 2026 Annual General Meeting

To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder, and the proposal must be a proper subject for shareholder action under Swiss law.

If a holder of Garmin shares wishes to present a proposal for inclusion in Garmin’s proxy statement for the 2026 annual general meeting, such proposal must be received by Garmin on or before December 24, 2025. Such proposal must be made in accordance with Rule 14a-8 promulgated by the SEC and the interpretations thereof. Any such proposal should be sent to the Corporate Secretary, Garmin Ltd., Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Garmin’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2026.

Under Swiss law, a shareholder of record can request in writing for an item to be put on the agenda for an annual general meeting, provided that we receive such requests by the date that is 90 calendar days in advance of the anniversary of the date that we filed our proxy statement for the previous year’s annual general meeting with the SEC. In order for a shareholder proposal that is not included in the Proxy Statement for the 2026 annual general meeting to be properly brought before the meeting, such proposal must be delivered to the Corporate Secretary and received at Garmin’s executive offices in Schaffhausen, Switzerland no later than January 23, 2026, and specify the relevant agenda items and motions, together with evidence of the required shareholdings recorded in the share register, and must also comply with the procedures outlined in this Proxy Statement under the heading “Nominating and Corporate Governance Committee.” The determination that any such proposal has been properly brought before such meeting is made by the director presiding over such meeting.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Garmin’s directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of Garmin’s shares (collectively “Reporting Persons”), to file reports of their ownership of such shares, and the changes therein, with the SEC and Garmin (the “Section 16 Reports”). Based solely on a review of the Section 16 Reports for 2024 and any amendments thereto furnished to Garmin, all Section 16 Reports for fiscal year 2024 were timely filed by the Reporting Persons; however, in January 2025, Wang Cheng-Wei filed an amendment to a Form 3 originally filed on January 9, 2019 to include 658 shares beneficially owned by Mr. Wang that were previously omitted.

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Eliminating Duplicate Mailings

Pursuant to the rules of the SEC, services that deliver Garmin’s communications to shareholders that hold their shares through a bank, broker or other nominee holder of record may deliver to multiple shareholders sharing the same address a single copy of the 2024 Annual Report and Proxy Statement. Garmin will promptly deliver upon written or oral request a separate copy of the 2024 Annual Report and/or Proxy Statement to any shareholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Garmin Ltd., c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, Attention: Investor Relations Manager, and oral requests may be made by calling Investor Relations at +1 (913) 397-8200. Any shareholder who wants to receive separate copies of this Proxy Statement or 2024 Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker or other nominee holder of record.

Copies of Annual Report

Garmin will furnish without charge upon written request a copy of the 2024 Annual Report. The 2024 Annual Report includes a list of all exhibits thereto. Garmin will furnish copies of such exhibits upon written request therefore and payment of Garmin’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Garmin shares entitled to exercise voting rights at the Annual Meeting. Such written request should be directed to the Corporate Secretary, Garmin Ltd., Mühlentalstrasse 2, 8200 Schaffhausen, Switzerland. The 2024 Annual Report is available at www.garmin.com and is also available through the SEC’s Internet site at www.sec.gov. See the Notice of the Annual General Meeting included at the beginning of this Proxy Statement for information on the delivery without charge of the 2024 Annual Report of Garmin containing the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024 and the statutory financial statements of Garmin for the fiscal year ended December 28, 2024, as well as the respective Auditor’s Reports, the Swiss Compensation Report for Fiscal Year 2024 and the Swiss Non-Financial Matters Report.

Information on, or accessible through, our website is not part of this Proxy Statement. We have included our website only as an inactive textual reference and do not intend it to be an active link to our website.

Webcast of the Annual Meeting

A live audio webcast of the Annual Meeting will be available at www.garmin.com/investors/AGMwebcast. Shareholders who watch the Annual Meeting via webcast are not deemed to be participants in the Annual Meeting, and shares cannot be voted via webcast.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 11, 2025 Garmin had outstanding 192,641,210 shares (excluding shares held by Garmin or any of its direct or indirect subsidiaries). The following table contains information as of April 11, 2025 concerning the beneficial ownership of shares by: (i) beneficial owners of shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding shares; (ii) each director and nominee; (iii) each named executive officer named in the Summary Compensation Table; and (iv) all the directors, nominees and named executive officers as a group. No officer or director of Garmin owns any equity securities of any subsidiary of Garmin. Unless otherwise indicated, the address for each person named below is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, USA.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)	Percent of Class (2)
5% Shareholders
BlackRock, Inc.(3) Institutional Shareholder	15,305,863		7.95%
The Vanguard Group(4) Institutional Shareholder	17,793,841		9.24%
Directors and Executive Officers
Susan M. Ball Director Nominee	1,265	(5)	*
Douglas G. Boessen CFO and Treasurer	12,989		*
Jonathan Burrell(6) Director	10,676,584	(7)	5.54%
Patrick Desbois co-Chief Operating Officer	37,453		*
Joseph J. Hartnett Shareholder and Director	20,797	(8)	*
Min H. Kao, Ph.D. Director and Executive Chairman	18,686,980	(9)	9.70%
Catherine A. Lewis Director	6,822	(10)	*
Clifton A. Pemble Director, President and CEO	75,413	(11)	*
Philip I. Straub Executive Vice President – Managing Director, Aviation	75,586		*
Bradley C. Trenkle co-Chief Operating Officer	25,831		*

Directors and Executive Officers as a Group (10 persons)	29,619,720	(12)	15.38%
*	Less than 1% of the outstanding shares
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or stock appreciation rights held by that person that are currently exercisable as of April 11, 2025 or within 60 days of such date and shares of restricted stock units that will be released to that person within 60 days of April 11, 2025 upon vesting of restricted stock unit awards, are deemed to be outstanding and beneficially owned by that person. The holders may disclaim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to Garmin’s knowledge, each shareholder named in the table has sole voting power and dispositive power with respect to the shares set forth opposite such shareholder’s name. In addition, except as indicated in the footnotes to this table, to Garmin’s knowledge, each shareholder named in the table owns the shares set forth opposite such shareholder’s name directly.
(2)	The percentage is based upon the number of shares outstanding as of April 11, 2025 (excluding shares held directly or indirectly in treasury) and computed as described in footnote (1) above.

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(3)	According to Schedule 13G Amendment No. 8 filed by BlackRock, Inc. on February 6, 2024. According to the Schedule 13G Amendment No. 8, BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001, USA.
(4)	According to Schedule 13G Amendment No. 8 filed by The Vanguard Group on February 13, 2024. According to the Schedule 13G Amendment No. 8, The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355, USA.
(5)	Ms. Ball’s beneficial ownership includes 1,090 shares that will be released to her within 60 days of April 11, 2025 upon vesting of restricted stock unit awards.
(6)	Mr. Burrell’s address is P.O. Box 507, Stillwell, KS 66085.
(7)	Mr. Burrell’s beneficial ownership includes (i) 348,006 shares held in several Charitable Lead Annuity Trusts, over which shares Mr. Burrell has the sole voting and dispositive power; (ii) 5,978,150 shares held in several Grantor Retained Annuity Trusts established by Judith M. Burrell, over which shares Mr. Burrell has sole voting and dispositive power; (iii) 256,000 shares held in a revocable trust established by Judith M. Burrell, over which shares Mr. Burrell shares voting and dispositive power; (iv) 2,348,041 shares held in a revocable trust, over which shares Mr. Burrell has the sole voting and dispositive power; (v) 1,044,833 shares held in a GRAT remainder trust established for Mr. Burrell’s benefit, over which shares Mr. Burrell shares voting and dispositive power with a third party co-trustee; (vi) 394,478 shares held in one or more limited liability companies that are wholly-owned by a GRAT remainder trust established for Mr. Burrell’s benefit, over which shares Mr. Burrell has the sole voting and dispositive power; and (vii) 299,400 shares held in several Grantor Retained Annuity Trusts established by Mr. Burrell, over which shares Mr. Burrell has the sole voting and dispositive power. Mr. Burrell’s beneficial ownership also includes 1,090 shares that will be released to him within 60 days of April 11, 2025 upon vesting of restricted stock unit awards.
(8)	Mr. Hartnett’s beneficial ownership includes 1,090 shares that will be released to him within 60 days of April 11, 2025 upon vesting of restricted stock unit awards.
(9)	Dr. Kao’s beneficial ownership includes (i) 6,242,981shares held by the M&F Trust 10/17/19, over which Dr. Kao has shared voting and dispositive power; (ii) 11,975,819 shares held by revocable trusts established by Dr. Kao’s children, over which Dr. Kao has shared voting and dispositive power; and (iii) 468,180 shares held by the Kao Family Foundation, a charitable foundation of which Dr. Kao is president and director and in such capacity may be deemed to exercise shared voting and dispositive power over such shares. Dr. Kao disclaims beneficial ownership of the shares held by the Kao Family Foundation.
(10)	Ms. Lewis’s beneficial ownership includes 1,090 shares that will be released to her within 60 days of April 11, 2025 upon vesting of restricted stock unit awards.
(11)	Of these shares, 255 shares are held by a child of Mr. Pemble who shares the same household.
(12)	The number includes 4,360 shares that will be released upon vesting of restricted stock unit awards within 60 days of April 11, 2025. Individuals in the group have disclaimed beneficial ownership as to a total of 468,180 of the shares listed.

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ANNEX 1      2024 SWISS STATUTORY COMPENSATION REPORT

COMPENSATION REPORT

Letter from the Compensation Committee

Dear Shareholders,

The Compensation Committee is pleased to present you with the Compensation Report for Garmin Ltd.’s (the “Company” or “Garmin”) fiscal year ended December 28, 2024.

This Compensation Report provides 2024 and 2023 compensation information for members of the Company’s Board of Directors and Executive Management. This Compensation Report also provides a description of the Company’s compensation philosophy and programs with respect to members of the Board of Directors and Executive Management, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions.

Thank you.

Sincerely,

/s/ Catherine A. Lewis

Catherine A. Lewis
Chairman of the Compensation Committee

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Remuneration of the Board of Directors

Executive Directors

Two of the six members of the Company’s Board of Directors are also Company executives. These two executive directors are Dr. Min H. Kao, Executive Chairman, and Clifton A. Pemble, President and Chief Executive Officer. Mr. Pemble does not receive any additional compensation for serving on the Board of Directors beyond the compensation he receives as President and Chief Executive Officer. Dr. Kao is paid an annual salary for his service as Executive Chairman.

Non-Executive Directors

The four non-executive directors on the Company’s Board of Directors are Susan M. Ball, Jonathan C. Burrell, Joseph J. Hartnett and Catherine A. Lewis. Charles W. Peffer served as a director until the conclusion of the annual general meeting of Garmin’s shareholders (the “AGM”) on June 7, 2024, and Ms. Ball was elected as a director at that AGM. The Compensation Committee makes a recommendation to the Board of Directors regarding the compensation of the four non-executive directors, and the Board of Directors makes the final determination. The objective of Garmin’s compensation for non-executive directors is to provide fair, reasonable and competitive compensation to attract and retain highly qualified, independent professionals to represent Garmin shareholders.

ANNUAL RETAINERS AND EQUITY AWARD FOR NON-EXECUTIVE MEMBERS OF THE BOARD OF DIRECTORS

The table below shows the annual retainers and target equity awards for each of 2024 and 2023 for non-executive members of the Board of Directors:

Annual Retainers	USD
Board Membership	$100,000 (2024)
$85,000 (2023)
Audit Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$5,000
Compensation Committee Chair	$5,000
Annual Equity Award	USD
Restricted Stock Units	$175,000 (2024)
$150,000 (2023)

As shown in the table above, in 2024 the amount of the annual board membership retainer paid to non-executive members following the AGM was increased from USD 85,000 to USD 100,000, and the value of the annual equity award granted to non-executive members following the AGM was increased from USD 150,000 to USD 175,000, consistent with the objectives set forth above. The amount of the annual board membership retainer and the value of the annual equity award grant were last increased in 2015 and 2018, respectively. The restricted stock units awards vest on the first anniversary of their grant dates.

Non-executive members of the Board of Directors do not receive pension benefits and are not eligible to participate in any of the Company’s employee incentive programs or other employee benefits, except non-executive members of the Board are permitted to utilize the same discount on Garmin products that is provided to Garmin employees. The Company does not grant loans or guarantees to non-executive members of the Board of Directors.

No non-executive members of the Board of Directors, or related parties to any of them, received any fees or remunerations for services rendered to the Company or its subsidiaries, other than the renumeration paid to the non-executive members of the Board of Directors included in this Compensation Report. A related party includes a spouse, children below the age of eighteen, legal or natural person acting as a fiduciary and legal entities controlled by a non-executive member of the Board.

Remuneration of Executive Management

The Company’s Executive Management Compensation Philosophy

Effective July 1, 2024 Garmin’s Executive Management consists of its Chief Executive Officer, Chief Financial Officer, and two co-Chief Operating Officers. Prior to July 1, 2024 Garmin’s Executive Management consisted of its Chief Executive Officer and Chief Financial Officer.

Garmin’s culture traces its roots to the influence of its founders who embraced a strong set of core values, service to all stakeholders of the Company, and accountability to others. Compensation practices are one of many leadership behaviors that influence the perceptions of every stakeholder. The Compensation Committee considers Executive Management compensation in light of the entire employee population in order to establish compensation practices that are internally equitable and competitive with other companies that compete with us for talent, based on market information, including data obtained from third party compensation data providers, compensation consultants, and through Garmin’s recruitment and retention experience. Members of Executive Management are therefore compensated using the same elements and approach as the broader group of employees who contribute to Garmin’s success.

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Objectives of the Compensation Program

The objectives of Garmin’s Executive Management compensation program are to:

•	Provide Executive Management compensation that is viewed as internally equitable and fair by the Executive Management team and the broader Garmin employee population, while also being externally competitive in order to attract, motivate and retain a highly qualified Executive Management team;
•	Reward Executive Management members for individual performance and contribution;
•	Provide incentives to Executive Management to enhance shareholder value; and
•	Reward Executive Management members for long-term, sustained individual and Company performance.

Key Governance Features

What We Do	What We Don’t Do

Mitigate excessive risk-taking behaviors by Executive Management:
The Compensation Committee regularly reviews the risks related to our Executive Management compensation program, and our program includes features that reduce the likelihood of members of Executive Management making excessively risky business decisions that could maximize short-term results at the expense of long-term value.

Use long-term equity incentives to encourage stock ownership and to link a significant portion of pay to company performance over time
A significant portion of Executive Management members’ total direct compensation consists of long-term equity incentive compensation, with awards that vest over time and have their values directly linked to company performance.

Recovery of performance-based compensation:
We have policies for the recovery of certain performance-based compensation received by Named Executive Officers and other covered employees in the event of certain accounting restatements, as described below under “Recovery of Performance-Based Compensation.”

Include double-trigger change in control provisions in equity awards:
Accelerated vesting of equity awards would only occur following change in control if a member of Executive Management resigns with good reason or is terminated without cause within 12 months following the change in control.

Have a Policy that prohibits hedging and pledging of Garmin securities
Members of Executive Management are prohibited from engaging in any hedging or pledging transactions involving Garmin securities.

No severance agreements:
We do not have severance agreements with any members of Executive Management that would require us to make cash payments upon termination of their employment.

No cash payments upon change in control:
We do not have any separate change in control agreements that would obligate us to make any cash payments to any members of Executive Management upon a change of control.

No post-retirement benefit plans. No supplemental Executive Management retirement plans.
We do not have any post-retirement benefit plans that would provide post-retirement benefits to any members of Executive Management. We do not have any supplemental Executive Management plans.

No repricing or backdating of underwater equity awards
We do not reprice or backdate any underwater equity awards.

No setting of Executive Management compensation to meet specific benchmarks
We do not attempt to set Executive Management compensation to meet specific benchmarks, such as targeting a specific percentile of a compensation component paid by one or more peer groups.

Engagement with our Shareholders

Garmin seeks shareholder input on executive compensation matters through an annual advisory vote on executive compensation in accordance with U.S. securities laws. In addition, the maximum prospective aggregate compensation of our Executive Management and the maximum prospective aggregate compensation of our Board of Directors are each subject to an annual binding vote in accordance with Swiss law.

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How We Determine Executive Management Compensation

Role of the Compensation Committee

Our Compensation Committee is comprised of the four non-executive members of the Board, each of whom is an independent director under the listing standards of the New York Stock Exchange (“NYSE) and the applicable rules of the United States Securities and Exchange Commission (the “SEC”). The Compensation Committee oversees the determination of specific compensation for Executive Management, and evaluates these programs against competitive practices, legal and regulatory developments and corporate governance trends. Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any consultant, as well as to approve the consultant’s fees and other terms of the engagement.

Role of Executive Management

Mr. Pemble, our Chief Executive Officer, is the only member of Executive Management who has a role with respect to the compensation of members of Executive Management. Mr. Pemble, our Chief Executive Officer, was one of our first employees and brings a unique perspective with regard to the culture of the Company and recruiting trends specific to our target markets. Mr. Pemble attends meetings of the Compensation Committee to discuss Executive Management compensation matters, but he is not a member of the Compensation Committee and he does not vote on Compensation Committee matters. Mr. Pemble is not present for certain portions of Compensation Committee meetings, such as when the Compensation Committee discusses his own performance and determines his own compensation.

Role of Compensation Consultant

The Compensation Committee engaged Meridian Compensation Partners LLC (“Meridian”) in 2022 to assist the Compensation Committee with evaluating and updating, as appropriate, Garmin’s focused comparator group, which takes into account company size, market capitalization, revenue, industry, and Garmin’s unique culture, which helps to retain talented executives.

The Compensation Committee reviews the comparator group annually and makes changes to the comparator group to (a) remove companies that are no longer stand-alone, publicly traded companies, (b) remove companies the Compensation Committee, with input from Garmin management, views as no longer fitting the criteria described above, and (c) add other companies the Compensation Committee, with input from Garmin management, views as being better matches based on those criteria.

The current comparator group consists of the following companies:

Acushnet Holdings Corp.	Teledyne Technologies Incorporated
Brunswick Corporation	Textron Inc.
Deckers Outdoor Corporation	Trimble Inc.
DexCom, Inc.	Visteon Corporation
HEICO Corporation	Winnebago Industries, Inc.
Logitech International S.A.	YETI Holdings, Inc
NetApp, Inc.	Zebra Technologies Corporation
Polaris Inc.

The Compensation Committee uses the comparator group’s executive compensation data primarily to assess the overall competitiveness of Garmin’s compensation programs and to obtain information on compensation trends.

Factors the Compensation Committee Considers when Determining Compensation for Individual Members of Executive Management

In making compensation decisions for individual members of Executive Management, the Compensation Committee generally considers the individual’s performance both in the preceding year and over the duration of the individual’s service as a member of Executive Management, tenure, scope of responsibilities, past compensation adjustments, mix of fixed compensation (e.g. base salary) versus variable compensation (e.g. performance-contingent long-term incentives), and the level of risk associated with the individual’s total direct compensation package. The Compensation Committee also factors in overall Company performance, internal equity considerations, retention considerations, and the current business environment.

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Elements of Compensation

Garmin has two elements of total direct compensation for members of Executive Management: base salary and long-term equity compensation. Garmin also provides retirement and benefit programs to members of Executive Management, consistent with benefit programs provided to other employees.

Current Year’s Performance: Salary and Annual Incentives

Base Salary

The Compensation Committee believes a competitive base compensation program is an important factor in attracting, motivating and retaining talented associates at all levels of the organization, including Executive Management. Executive Management members are paid a base salary as compensation for the performance of their primary duties and responsibilities.

Annual Incentive and Bonus Awards

Garmin does not pay material annual cash bonuses to any of our Executive Management members. Garmin’s Executive Management members each received a US $358 and US $333 annual holiday cash bonus in 2024 and 2023, respectively. These were the same annual holiday cash bonuses that were paid to other Garmin employees.

Long-Term Performance: Restricted Stock Units

The Compensation Committee believes stock ownership is the most important element in achieving the goals of Garmin’s compensation program. Stock ownership aligns the long-term interests of Executive Management with those of shareholders, provides long-term retention incentive, and ties compensation to Garmin’s performance.

Time-Based Vesting Restricted Stock Units

Executive Management members are granted awards in the form of full value restricted stock units (“RSUs”) under the Company’s 2005 Equity Incentive Plan that, unless forfeited, vest over a three-year period, which provides a long-term retention incentive, aligns the interests of Executive Management with those of other shareholders and encourages an appropriate degree of risk-taking that is consistent with long-term growth. The Compensation Committee believes time vesting is an appropriate structure to achieve these objectives.

Performance-Based Vesting Restricted Stock Units

Members of Executive Management are also granted performance-contingent RSU awards under the Company’s 2005 Equity Incentive Plan. Such grants are valued on the grant date based on target achievement of Company performance criteria, as described below. The values on the vesting dates may differ due to share price fluctuation and achievement against predetermined Company performance criteria ranging from 0% to 175% of target.

The initial vesting of these awards is solely contingent upon the achievement of certain fiscal year revenue and profitability targets established by the Compensation Committee, and thereafter the remaining unvested shares are subject to time-based vesting requirements (“PC-RSUs”). For 2024 and 2023 these targets were the Company’s operating income and revenue, which are derived from Garmin’s audited financial statements, without any adjustments. Following the end of the fiscal year in which the PC-RSU awards were granted, the Compensation Committee determines whether each of the performance targets for these PC-RSU awards was achieved (the “Certification Date”). The percentage of the PC-RSU’s that corresponds with the weighting attributed to each performance target that was achieved will, if not forfeited, vest in three equal installments within 30 days of the Certification Date and the first and second anniversaries of the Certification Date.

The Compensation Committee believes the performance-based element of these PC-RSU awards further aligns the interests of Garmin’s Executive Management members with the interests of Garmin’s shareholders by conditioning vesting on meeting or exceeding financial performance goals, and that the time-based element furthers the objective of retaining Executive Management members.

Employee Stock Purchase Plan

Garmin offers a discounted stock purchase plan to employees. This plan allows employees to purchase Garmin shares at a per share price equal to 85% of the lesser of (a) the per share closing price of Garmin’s shares on the last stock trading day of the offering period, and (b) the per share closing price of Garmin’s shares on the first stock trading day of the offering period. Executive Management members can participate in this plan under the same terms and conditions as all other employees.

The plan provides limits on the percentage of salary an employee, including Executive Management members, may contribute to the plan and on the total value of Garmin shares that an employee, including Executive Management members, may purchase under the plan in any one calendar year. Non-executive members of the Board of Directors are not eligible to participate in the plan.

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Benefits; Retirement Contributions

For Garmin’s U.S. employees, including members of Executive Management employed by Garmin in the U.S., (a) for every dollar the employee contributed to the plan up to 10% of the employee’s salary per payroll period, Garmin contributed 75 cents, and (b) Garmin made an additional contribution equal to 5% of the employee’s salary, whether or not the employee contributed to the plan. For each of 2024 and 2023, no salary in excess of US $345,000 and $330,000, respectively, was taken into account for either of the foregoing contributions.

Other Considerations

Policy Regarding Hedging and Pledging of Garmin Securities

Pursuant to the Garmin Ltd. Anti-Hedging and Anti-Pledging Policy, Garmin prohibits members of the Board of Directors and Executive Management from engaging in transactions pursuant to which they would hedge the economic risk of Garmin stock ownership or pledge Garmin securities as collateral for a loan.

Recovery of Performance-Based Compensation

Garmin’s Board of Directors adopted the Garmin Ltd. Incentive Compensation Recovery Policy, effective October 2, 2023, in accordance with SEC rules and NYSE listing standards. Under the Incentive Compensation Recovery Policy, in the event Garmin is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under U.S. federal securities laws, then, subject to limited exceptions, Garmin shall recover the excess incentive compensation received by members of Executive Management and other covered employees during the recoupment period.

For purposes of the Incentive Compensation Recovery Policy, (a) “excess incentive compensation” means the amount of performance-based compensation received that exceeds the amount that otherwise would have been received if the determination of the compensation to be received had been determined based on restated amounts in the accounting restatement, without regard to taxes paid, and (b) “recoupment period” means the three completed fiscal years preceding the date on which the determination was made that Garmin is required to prepare the accounting restatement.

With respect to PC-RSU awards that were outstanding prior to the October 2, 2023 effective date of the Incentive Compensation Recovery Policy, pursuant to a separate claw back policy in the event of an accounting restatement of Garmin’s financial statements due to misconduct resulting in Garmin’s material noncompliance with financial reporting requirements under U.S. federal securities laws, the Compensation Committee has the discretion to require reimbursement or forfeiture of any compensation received by any Executive Management member or other covered employee under those awards during the three-year period preceding the date on which Garmin is required to prepare an accounting restatement. In determining the amount to be recovered, the Compensation Committee may consider, in addition to other factors, the excess of the performance-based compensation received based on the erroneous data over the performance-based compensation that would have been received had it been based on the restated amounts, as determined by the Compensation Committee.

Change-in-Control Benefits

If an Executive Management member’s employment is terminated without cause, or the member resigns with good reason, within twelve months following a change in control of Garmin, all of the member’s unvested stock options and stock appreciation rights (SARs), if any, would immediately become exercisable and all of the member’s unvested time-based RSUs would immediately become payable.

“Cause” generally includes certain conduct by the Executive Management member, such as a conviction or plea of guilty to a felony or certain other crimes, willful actions or omissions that are grounds for immediate dismissal under certain employment policies, a habitual neglect of duties, and willful and intentional material misconduct in the Executive Management member’s performance of their duties that results in financial detriment. However, “Cause” generally does not (other than with respect to crimes) include bad judgment, negligence, or acts or omissions that the Executive Management member believed, in good faith, to have been in or at least not opposed to the interests of the Company. “Good Reason” generally includes certain actions by Garmin, including a material diminution in the Executive Management member’s position, authority or duties, requiring the Executive Management member to move more than 50 miles from their current location, or a material diminution in aggregate compensation (other than broad-based reductions applicable to all similarly-situated employees).

If an Executive Management member’s employment is terminated without cause, or the member resigns with good reason, after the Certification Date for PC-RSUs and within twelve months following a change in control of Garmin, all of the member’s PC-RSUs that were earned pursuant to the performance-based vesting element but not yet vested due to the time-based vesting element would immediately become payable. If the Executive Management member’s employment is terminated without cause, or the member resigns with good reason, prior to the Certification Date and within twelve months after the change in control of Garmin, then all of the member’s PC-RSUs that would have been earned as of the Certification Date pursuant to the performance-based element but for the termination of employment will become immediately payable.

Such vesting treatment is the only benefit that would be received by Executive Management members upon a change in control, and such benefit would also be received by all other Garmin employees who own unvested stock options, SARs, RSUs or PC-RSUs. This change-in-control protection is designed to provide adequate protection for Executive Management members so that they may focus their efforts on effective leadership, rather than significant compensation loss, during a time that Garmin is considering or undertaking a change in control, and to provide Executive Management members who own unvested equity awards with incentives to remain with Garmin during a time that Garmin is considering or undertaking a change of control.

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Compensation Tables (Audited)

Effective as of January 1, 2023, Garmin Ltd. changed the denomination of its share capital to U.S. Dollars (USD), as set out in Swiss Code of Obligations 621(3). Our accounting policies in this respect are presented in Note 1 of the Garmin Ltd statutory financial statements for the year ended December 28, 2024, with indicative CHF amounts presented. As such, the compensation tables below present information in USD.

Compensation is paid in USD. Salary, Bonus and All Other Compensation are disclosed on an accrual basis. Stock Awards are disclosed based on their respective US GAAP grant date fair values in the financial year they are granted.

Two of the six members of the Company’s Board of Directors are also Company executives. These two executive directors are Dr. Min H. Kao, Executive Chairman, and Clifton A. Pemble, President and Chief Executive Officer.

For 2023, the President and Chief Executive Officer and Chief Financial Officer and Treasurer were members of the Executive Management within the meaning of Art. 716b of the Swiss Code of Obligations (the “Swiss Code”) and, as such, were included in the disclosure concerning 2023 compensation in the following tables. Effective July 1, 2024 Garmin’s Executive Management consists of its President and Chief Executive Officer, Chief Financial Officer and Treasurer, and two co-Chief Operating Officers, and, as such, those Executive Management members are included in the disclosure concerning 2024 compensation in the following tables.

During 2024 and 2023, no payments other than those set out below were made to current members of the Board of Directors, Executive Management or related parties as specified in Art. 734c of the Swiss Code. In addition, there were no inadmissible payments made as outlined in Art. 735c or 735d of the Swiss Code. During 2024 and 2023, no loans were granted to current or former members of the Board of Directors or Executive Management or related parties as specified in Art. 734b or 734c of the Swiss Code.

Approval of the compensation report (including audited section):

/s/ Min H. Kao	/s/ Clifton A. Pemble
Min H. Kao	Clifton A. Pemble
Executive Chairman of the Board of Directors	Member of the Board of Directors, President and CEO

/s/ Catherine A. Lewis	/s/ Douglas G. Boessen
Catherine A. Lewis	Douglas G. Boessen
Member of the Board of Directors,	Chief Financial Officer and Treasurer
Chair of the Compensation Committee

(Other pages of the audited section initialed for identification purposes.)

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The 2024 compensation amounts per individual Board member are listed in the table below:

2024 BOARD OF DIRECTORS COMPENSATION

Name	Function(1)	Settled in Cash (USD)(2)	Settled in Shares (USD)(3)	Total (USD)	Settled in Cash (Indicative CHF)(2)	Settled in Shares (Indicative CHF)(3)	Total (Indicative CHF)
Min H. Kao(4)	Executive Chairman, Member of the Board	-	-	-	-	-	-
Clifton A. Pemble(5)	President & Chief Executive Officer, Member of the Board	-	-	-	-	-	-
Susan Ball(6)	Member of the Board, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	58,333	174,912	233,245	52,500	157,421	209,921
Jonathan Burrell	Member of the Board and Compensation Committee, Chair of Nominating and Corporate Governance Committee	98,750	174,912	273,662	88,875	157,421	246,296
Joseph Hartnett	Member of the Board, Compensation Committee and Nominating and Corporate Governance Committee, Chair of Audit Committee	101,667	174,912	276,579	91,500	157,421	248,921
Catherine Lewis	Member of the Board, Audit Committee and Nominating and Corporate Governance Committee, Chair of Compensation Committee	96,667	174,912	271,579	87,000	157,421	244,421
Charles Peffer(7)	Member of the Board, Compensation Committee and Nominating and Corporate Governance Committee, Former Chair of Audit Committee	39,583	-	39,583	35,625	-	35,625
		395,000	699,648	1,094,648	355,500	629,684	985,184
(1)	Functions held by the Board of Directors in other entities are as follows:

Name	Company Name	Function
Min H. Kao	None
Susan Ball	Surveying And Mapping, LLC (SAM)	CFO and Treasurer
Jonathan Burrell	Burrell Family Office	Chief Executive Officer
Joseph Hartnett	None
Catherine Lewis	CorEnergy Infrastructure Trust, Inc.	Director, Chair of Audit Committee, and Member of Investment Committee (until June 2024)
(2)	Represents gross amounts earned during the year, prior to deductions for social security, withholding tax, etc.
(3)	Represents value of share-based compensation received by Board members; USD 174,912 (CHF 157,421) is awarded in shares of the Company.
(4)	While Dr. Kao does not receive any Board payments and is not part of the Executive Management, as an employee of the Company, he received compensation of $414,136 (CHF 372,723) consisting of $350,000 (CHF 315,000) salary, $358 (CHF 323) bonus and $63,778 (CHF 57,400) in other compensation.
(5)	The compensation of Mr. Pemble, as a member of the Executive Management, is included in the 2024 Executive Compensation Table that follows. Any functions held in other entities are also disclosed in that table.
(6)	Ms. Ball was elected as a Director at the Annual General Meeting of Garmin Ltd. shareholders on June 7, 2024.
(7)	Mr. Peffer ceased being a Director following the Annual General Meeting of Garmin Ltd. shareholders on June 7, 2024.

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The 2023 compensation amounts per individual Board member are listed in the table below:

2023 BOARD OF DIRECTORS COMPENSATION

Name	Function(1)	Settled in Cash (USD)(2)	Settled in Shares (USD)(3)	Total (USD)	Settled in Cash (Indicative CHF)(2)	Settled in Shares (Indicative CHF)(3)	Total (Indicative CHF)
Min H. Kao(4)	Executive Chairman, Member of the Board	-	-	-	-	-	-
Clifton A. Pemble(5)	President & Chief Executive Officer, Member of the Board	-	-	-	-	-	-
Jonathan Burrell	Member of the Board and Compensation Committee, Chair of Nominating and Corporate Governance Committee	90,000	153,943	243,943	75,609	129,327	204,936
Joseph Hartnett	Member of the Board, Audit Committee and Nominating and Corporate Governance Committee, Chair of Compensation Committee	90,000	153,943	243,943	75,609	129,327	204,936
Catherine Lewis	Member of the Board, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	85,000	153,943	238,943	71,409	129,327	200,736
Charles Peffer	Member of the Board, Compensation Committee and Nominating and Corporate Governance Committee, Chair of Audit Committee	95,000	153,943	248,943	79,810	129,327	209,137
		360,000	615,772	975,772	302,437	517,308	819,745
(1)	Functions held by the Board of Directors in other entities are as follows:

Name	Company Name	Function
Min H. Kao	None
Jonathan Burrell	Burrell Family Office	Chief Executive Officer
Joseph Hartnett	None
Catherine Lewis	CorEnergy Infrastructure Trust, Inc.	Director, Chair of Audit Committee, and Member of Investment Committee
Charles Peffer	Commerce Funds Lockton, Inc.	Trustee Advisory Director
(2)	Represents gross amounts earned during the year, prior to deductions for social security, withholding tax, etc.
(3)	Represents value of share-based compensation received by Board members; USD 153,943 (CHF 129,327) is awarded in shares of the Company.
(4)	While Dr. Kao does not receive any Board payments and is not part of the Executive Management, as an employee of the Company, he received compensation of $413,001 (CHF 346,962) consisting of $350,000 (CHF 294,035) salary, $333 (CHF 280) bonus and $62,668 (CHF 52,647) in other compensation.
(5)	The compensation of Mr. Pemble, as a member of the Executive Management, is included in the 2023 Executive Compensation Table that follows. Any functions held in other entities are also disclosed in that table.

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The total compensation for 2024 of each member of the Company’s Executive Management during 2024 is listed in the table below:

2024 EXECUTIVE COMPENSATION TABLE

Name & Principal Position(5)	Salary (USD)	Bonus (USD)(2)	Stock Awards (USD)(3)	All Other Compensation (USD)(4)	Total (USD)	Salary (Indicative CHF)	Bonus (Indicative CHF)(1)	Stock Awards (Indicative CHF)(2)	All Other Compensation (Indicative CHF)(3)	Total (Indicative CHF)
Clifton A. Pemble * President & Chief Executive Officer	1,400,000	358	5,800,074	75,849	7,276,281	1,260,000	323	5,220,067	68,264	6,548,654
Douglas G. Boessen Chief Financial Officer & Treasurer	780,385	358	1,475,121	77,233	2,333,097	702,346	323	1,327,610	69,510	2,099,789
Patrick Desbois(1) co-Chief Operating Officer	875,481	358	2,000,237	77,113	2,953,189	787,933	323	1,800,214	69,402	2,657,872
Bradley C. Trenkle(1) co-Chief Operating Officer	550,962	358	1,349,859	63,957	1,965,136	495,865	323	1,214,874	57,561	1,768,623
	3,606,828	1,432	10,625,291	294,152	14,527,703	3,246,144	1,292	9,562,765	264,737	13,074,937

* Highest paid executive

(1)	Effective as of July 1, 2024, the Company’s Board of Directors has determined that the Company’s Executive Management consists of its President & Chief Executive Officer, its Chief Financial Officer & Treasurer, and each of its co-Chief Operating Officers.
(2)	Each member of Executive Management received an annual holiday bonus of $358 (CHF 323).
(3)	This column shows the grant date fair value with respect to the PC-RSUs and RSUs granted in 2024. For PC-RSUs, the grant date fair value is based on the achievement of the performance targets at the 100% level. If the targets are exceeded, up to 175% of the target awards may be achieved. See the Grants of Plan-Based Awards table for information on awards made in 2024.
(4)	All Other Compensation for 2024 includes amounts contributed by the Company (in the form of base and matching contributions) to the trust and in the Executive Management members’ benefit under the Company’s qualified 401(k) plan. With regard to 2024, Mr. Pemble, Mr. Boessen and Mr. Desbois each received $17,250 (CHF 15,525) in base contributions as well as $22,875 (CHF 20,588) in company matching contributions related to the qualified 401(k) plan. Mr. Trenkle received $17,250 (CHF 15,525) in base contributions and $16,500 ($14,850) in company matching contributions. Health and other insurance premiums are included in All Other Compensation for 2024 as follows: Mr. Pemble - $35,376 (CHF 31,838), Mr. Boessen - $36,760 (CHF 33,084), Mr. Desbois - $36,640 (CHF 32,976) and Mr. Trenkle - $29,859 (CHF 26,873). Finally, All Other Compensation for 2024 includes premiums on life insurance for all Executive Management members.
(5)	Functions held by Executive Management in other entities are as follows:

Name	Company Name	Function
Clifton A. Pemble	None
Douglas G. Boessen	None
Patrick Desbois	None
Bradley C. Trenkle	None

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The total compensation for 2023 of each member of the Company’s Executive Management during 2023 is listed in the table below:

2023 EXECUTIVE COMPENSATION TABLE

Name & Principal Position(4)	Salary (USD)	Bonus (USD)(1)	Stock Awards (USD)(2)	All Other Compensation (USD)(3)	Total (USD)	Salary (Indicative CHF)	Bonus (Indicative CHF)(1)	Stock Awards (Indicative CHF)(2)	All Other Compensation (Indicative CHF)(3)	Total (Indicative CHF)
Clifton A. Pemble * President & Chief Executive Officer	1,350,962	333	5,150,023	74,694	6,576,012	1,134,943	280	4,326,534	62,750	5,524,507
Douglas G. Boessen Chief Financial Officer & Treasurer	750,577	333	1,249,990	75,895	2,076,795	630,560	280	1,050,116	63,759	1,744,715
	2,101,539	666	6,400,013	150,589	8,652,807	1,765,503	560	5,376,650	126,509	7,269,222

* Highest paid executive

(1)	Both Mr. Pemble and Mr. Boessen received an annual holiday bonus of $333 (CHF 280).
(2)	This column shows the grant date fair value with respect to the PC-RSUs and RSUs granted in 2023. For PC-RSUs, the grant date fair value is based on the achievement of the performance targets at the 100% level. If the targets are exceeded, up to 150% of the target awards may be achieved. See the Grants of Plan-Based Awards table for information on awards made in 2023.
(3)	All Other Compensation for Mr. Pemble and Mr. Boessen for 2023 includes amounts contributed by the Company (in the form of base and matching contributions) to the trust and in the Executive Management members’ benefit under the Company’s qualified 401(k) plan. With regard to 2023, Mr. Pemble and Mr. Boessen each received $16,500 (CHF 13,862) in base contributions as well as $22,500 (CHF 18,902) in company matching contributions related to the qualified 401(k) plan. Health and other insurance premiums are included in All Other Compensation for 2023 as follows: Mr. Pemble - $35,346 (CHF 29,694) and Mr. Boessen - $36,547 (CHF 30,703). Finally, All Other Compensation for 2023 includes premiums on life insurance for all Executive Management members.
(4)	Functions held by Executive Management in other entities are as follows:

Name	Company Name	Function
Clifton A. Pemble	None
Douglas G. Boessen	None

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Grants of Plan-Based Awards

The following table provides information for each member of the Company’s Executive Management during 2024 regarding 2024 grants of RSUs and PC-RSUs:

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards:	All Other Option Awards: Number of	Exercise or Base	Grant Date Fair Value	Grant Date Fair Value of Stock
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)(2)	Securities Underlying Options (#)	Price of Option Awards (USD/Sh)	of Stock and Option Awards (USD)(3)(4)	and Option Awards (Indicative CHF)(3)(4)
Clifton A. Pemble	12/15/2024				13,821			2,899,922	2,609,930
	2/25/2024	5,573	22,290	39,008				2,900,152	2,610,137
Douglas G. Boessen	12/15/2024				3,933			825,222	742,700
	2/25/2024	1,249	4,995	8,741				649,899	584,910
Patrick G. Desbois(5)	12/15/2024				4,767			1,000,212	900,191
	2/25/2024	1,922	7,686	13,451				1,000,025	900,023
Bradley C. Trenkle(5)	12/15/2024				3,336			699,960	629,964
	2/25/2024	1,249	4,995	8,741				649,899	584,910
(1)	Awards made in the form of time-based and performance-based vesting restricted stock units (PC-RSUs) on February 25, 2024.
(2)	Awards made in the form of restricted stock units (RSUs) on December 15, 2024.
(3)	This column represents the grant date fair value of PC-RSUs and RSUs.
	-	For PC-RSUs, that amount assumes 100% (Target) of performance conditions will be met and is calculated by multiplying the closing price of Garmin shares on The New York Stock Exchange on the date of grant, discounted in accordance with accounting requirements to reflect that dividend equivalents are not paid on the PC-RSUs, by the number of shares to be awarded. If 175% of Target (Maximum) is met, the grant date fair value of PC-RSUs would be $5,075,266 (CHF 4,567,739) for Mr. Pemble, $1,137,324 (CHF 1,023,592) for Mr. Boessen, $1,750,045 (CHF 1,575,040) for Mr. Desbois and $1,137,324 (CHF 1,023,592) for Mr. Trenkle.
	-	For RSUs, that amount is calculated by multiplying the closing price of Garmin shares on The New York Stock Exchange on the date of grant, discounted in accordance with accounting requirements to reflect that dividend equivalents are not paid on the RSUs, by the number of shares to be awarded. For additional information on the valuation assumptions with respect to the 2024 grants, refer to Note 10 of Garmin’s financial statements in the Form 10-K for the fiscal year ended December 28, 2024, as filed with the SEC.
(4)	Employer social security contributions are not included as only due at vesting and expected to trigger employer social security costs of a maximum 8% of the value at vesting.
(5)	Effective as of July 1, 2024, the Company’s Board of Directors determined that the Company’s Executive Management consists of its President & Chief Executive Officer, its Chief Financial Officer & Treasurer, and each of its co-Chief Operating Officers.

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The following table provides information for each member of the Company’s Executive Management during 2023 regarding 2023 grants of RSUs and PC-RSUs:

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base Price of	Grant Date Fair Value of Stock	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)(2)	Securities Underlying Options (#)	Option Awards (USD/Sh)	and Option Awards (USD)(3)(4)	Awards (Indicative CHF)(3)(4)
Clifton A. Pemble	12/15/2023				22,371			2,699,956	2,268,233
	2/25/2023	13,188	26,376	39,564				2,450,067	2,058,301
Douglas G. Boessen	12/15/2023				5,178			624,933	525,006
	2/25/2023	3,365	6,729	10,094				625,057	525,110
(1)	Awards made in the form of time-based and performance-based vesting restricted stock units (PC-RSUs) on February 25, 2023.
(2)	Awards made in the form of restricted stock units (RSUs) on December 15, 2023.
(3)	This column represents the grant date fair value of PC-RSUs and RSUs.
	-	For PC-RSUs, that amount assumes 100% (Target) of performance conditions will be met and is calculated by multiplying the closing price of Garmin shares on The New York Stock Exchange on the date of grant, discounted in accordance with accounting requirements to reflect that dividend equivalents are not paid on the PC-RSUs, by the number of shares to be awarded. If 150% of Target (Maximum) is met, the grant date fair value of PC-RSUs would be $3,675,100 (CHF 3,087,451) for Mr. Pemble and $937,585 (CHF 787,665) for Mr. Boessen.
	-	For RSUs, that amount is calculated by multiplying the closing price of Garmin shares on The New York Stock Exchange on the date of grant, discounted in accordance with accounting requirements to reflect that dividend equivalents are not paid on the RSUs, by the number of shares to be awarded. For additional information on the valuation assumptions with respect to the 2023 grants, refer to Note 10 of Garmin’s financial statements in the Form 10-K for the fiscal year ended December 30, 2023, as filed with the SEC.
(4)	Employer social security contributions are not included as only due at vesting and expected to trigger employer social security costs of a maximum 8% of the value at vesting.

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Share Ownership of Garmin Ltd. by Board Members and Members of Executive Management

As of December 28, 2024 and December 30, 2023, the members of the Board of Directors held the following numbers of shares:

Name and Function	Total number of shares held at Dec. 28, 2024		Total number of shares held at Dec. 30, 2023
Susan M. Ball, Member of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	175	(1)	-
Jonathan Burrell, Chair of Nominating and Corporate Governance Committee, Member of Compensation Committee	17,833,750	(3)	18,775,059	(2)
Joseph Hartnett, Chair of Audit Committee, Member of Compensation Committee and Nominating and Corporate Governance Committee	19,707		18,582
Min H. Kao, Ph.D., Executive Chairman	18,686,980	(5)	18,842,060	(4)
Catherine A. Lewis, Chair of Compensation Committee, Member of Audit Committee and Nominating and Corporate Governance Committee	5,732		4,607
Charles W. Peffer, Former Chair of Audit Committee, Former Member of Compensation Committee and Nominating and Corporate Governance Committee	-	(6)	27,532
Clifton A. Pemble, President & Chief Executive Officer	-		-	(7)
TOTAL	36,546,344		37,667,840
(1)	Ms. Ball was elected as a Director at the Annual General Meeting of Garmin Ltd. shareholders on June 7, 2024.
(2)	Includes (a) 9,223,049 shares held in several charitable lead annuity trusts (CLATs), of which Mr. Burrell is a co-trustee; (b) 8,047,147 shares held in several GRATs established by Mr. Burrell’s mother, of which Mr. Burrell is a co-trustee; (c) 96,600 shares held in a revocable trust; (d) 773,834 held in a GRAT remainder trust established for Mr. Burrell’s benefit, of which Mr. Burrell is a co-trustee; (e) 394,478 shares held by several limited liability companies that are wholly-owned by a GRAT remainder trust established for Mr. Burrell’s benefit, of which Mr. Burrell is a manager; and (f) 233,400 shares held in multiple grantor retained annuity trusts (GRATs) established by Mr. Burrell, of which Mr. Burrell is a co-trustee.
(3)	Includes (a) 9,223,049 shares held in several charitable lead annuity trusts (CLATs), of which Mr. Burrell is a co-trustee; (b) 7,037,597 shares held in several GRATs established by Mr. Burrell’s mother, of which Mr. Burrell is a co-trustee; (c) 9,300 shares held in a revocable trust; (d) 910,350 held in a GRAT remainder trust established for Mr. Burrell’s benefit, of which Mr. Burrell is a co-trustee; (e) 394,478 shares held by several limited liability companies that are wholly-owned by a GRAT remainder trust established for Mr. Burrell’s benefit, of which Mr. Burrell is a manager; and (f) 251,300 shares held in multiple grantor retained annuity trusts (GRATs) established by Mr. Burrell, of which Mr. Burrell is a co-trustee.
(4)	Includes (a) 6,330,753 shares held by a revocable trust established by Dr. Kao and his wife, over which Dr. Kao has shared voting and dispositive power; (b) 12,133,539 shares held by revocable trusts established by Dr. Kao’s children, over which Dr. Kao has shared voting and dispositive power; and (c) 377,768 shares held by the Kao Family Foundation, a charitable foundation over which Dr. Kao and members of his family may be deemed to have voting and dispositive power.
(5)	Includes (a) 6,254,081 shares held by a revocable trust established by Dr. Kao and his wife, over which Dr. Kao has shared voting and dispositive power; (b) 11,998,019 shares held by revocable trusts established by Dr. Kao’s children, over which Dr. Kao has shared voting and dispositive power; and (c) 434,880 shares held by the Kao Family Foundation, a charitable foundation over which Dr. Kao and members of his family may be deemed to have voting and dispositive power.
(6)	Mr. Peffer ceased being a Director following the Annual General Meeting of Garmin Ltd. shareholders on June 7, 2024.
(7)	Shares held by Mr. Pemble are shown in the Executive Management disclosure below.

As of December 28, 2024 and December 30, 2023, the members of Executive Management held the following numbers of shares:

Name and Principal Position(1)	Total number of shares held at Dec. 28, 2024	Total number of shares held at Dec. 30, 2023
Douglas G. Boessen, Chief Financial Officer & Treasurer	12,261	17,357
Patrick Desbois, co-Chief Operating Officer	39,246	-	(2)
Clifton A. Pemble, President & Chief Executive Officer	67,514	75,454	(3)
Bradley C. Trenkle, co-Chief Operating Officer	22,760	-	(2)
TOTAL	141,781	92,811
(1)	Effective as of July 1, 2024, the Company’s Board of Directors has determined that the Company’s Executive Management consists of its President & Chief Executive Officer, its Chief Financial Officer & Treasurer, and each of its co-Chief Operating Officers.
(2)	Shares are not shown at December 30, 2023 for Mr. Desbois and Mr. Trenkle because they were not members of the Company’s Executive Management prior to July 1, 2024.
(3)	Reflects correction as to 9,550 shares that were erroneously included in the figure reported for Mr. Pemble in the 2023 Compensation Report.

The members of our Board of Directors and Executive Management owned 18.82 and 19.28 percent of the Company’s total shares issued as of December 28, 2024 and December 30, 2023, respectively.

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The following tables provide information for each non-employee member of the Board of Directors regarding outstanding equity awards held by them as of December 28, 2024 and December 30, 2023, respectively.

OUTSTANDING EQUITY AWARDS AT DECEMBER 28, 2024

Name and Function	Stock Awards(1)
Susan Ball(2)	1,090
Member of the Board, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee
Jonathan Burrell	1,090
Member of the Board and Compensation Committee, Chair of Nominating and Corporate Governance Committee
Joseph Hartnett	1,090
Member of the Board, Compensation Committee and Nominating and Corporate Governance Committee, Chair of Audit Committee
Catherine Lewis	1,090
Member of the Board, Audit Committee and Nominating and Corporate Governance Committee, Chair of Compensation Committee
TOTAL	4,360
(1)	Represents restricted stock units.
(2)	Ms. Ball was elected as a Director at the Annual General Meeting of Garmin Ltd. shareholders on June 7, 2024.

OUTSTANDING EQUITY AWARDS AT DECEMBER 30, 2023

Name and Function	Stock Awards(1)
Jonathan Burrell	1,501
Member of the Board and Compensation Committee, Chair of Nominating and Corporate Governance
Joseph Hartnett	1,501
Member of the Board, Audit Committee and Nominating and Corporate Governance Committee, Chair of Compensation Committee
Catherine Lewis	1,501
Member of the Board, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee
Charles Peffer	1,501
Member of the Board, Compensation Committee and Nominating and Corporate Governance Committee, Chair of Audit Committee
TOTAL	6,004
(1)	Represents restricted stock units.

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The following tables provide information for each member of Executive Management regarding outstanding equity awards held by them as of December 28, 2024 and December 30, 2023, respectively.

OUTSTANDING EQUITY AWARDS AT DECEMBER 28, 2024

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (USD)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Indicative CHF)(4)
Clifton A. Pemble	6,684	(1)	1,399,362	1,259,426
President & Chief Executive Officer	14,914	(1)	3,122,395	2,810,156
	13,821	(1)	2,893,565	2,604,208
	25,884	(2)	5,419,074	4,877,167
	22,290	(2)	4,666,634	4,199,971
	83,593
Douglas G. Boessen	1,432	(1)	299,804	269,823
Chief Financial Officer & Treasurer	3,452	(1)	722,711	650,440
	3,933	(1)	823,413	741,072
	6,604	(2)	1,382,613	1,244,352
	4,995	(2)	1,045,753	941,178
	20,416
Patrick Desbois(5)	2,674	(1)	559,829	503,846
co-Chief Operating Officer	4,696	(1)	983,155	884,839
	4,767	(1)	998,019	898,217
	8,980	(2)	1,880,053	1,692,048
	7,686	(2)	1,609,141	1,448,227
	28,803
Bradley C. Trenkle(5)	1,719	(1)	359,890	323,901
co-Chief Operating Officer	2,900	(1)	607,144	546,430
	3,336	(1)	698,425	628,582
	5,282	(2)	1,105,840	995,256
	4,995	(2)	1,045,753	941,178
	18,232
TOTAL	151,044
(1)	Represents restricted stock units.
(2)	Represents time-based and performance-based vesting restricted stock units.
(3)	Determined by multiplying the number of unearned shares by USD 209.36, which was the closing price of Garmin shares on The New York Stock Exchange on December 27, 2024.
(4)	Determined by multiplying the number of unearned shares by CHF 188.42, the CHF equivalent of the USD closing price of Garmin shares on The New York Stock Exchange on December 27, 2024.
(5)	Effective as of July 1, 2024, the Company’s Board of Directors has determined that the Company’s Executive Management consists of its President & Chief Executive Officer, its Chief Financial Officer & Treasurer, and each of its co-Chief Operating Officers.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 30, 2023

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (USD)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Indicative CHF)(4)
Clifton A. Pemble	4,123	(1)	529,970	445,228
President & Chief Executive Officer	13,368	(1)	1,718,323	1,443,563
	22,371	(1)	2,875,568	2,415,765
	5,831	(2)	749,517	629,669
	26,376	(2)	3,390,371	2,848,251
	72,069
Douglas G. Boessen	861	(1)	110,673	92,976
Chief Financial Officer & Treasurer	2,864	(1)	368,139	309,273
	5,178	(1)	665,580	559,154
	1,608	(2)	206,692	173,642
	6,729	(2)	864,946	726,641
	17,240
TOTAL	89,309
(1)	Represents restricted stock units.
(2)	Represents time-based and performance-based vesting restricted stock units.
(3)	Determined by multiplying the number of unearned shares by USD 128.54, which was the closing price of Garmin shares on The New York Stock Exchange on December 29, 2023.
(4)	Determined by multiplying the number of unearned shares by CHF 107.99, the CHF equivalent of the USD closing price of Garmin shares on The New York Stock Exchange on December 29, 2023.

Other than as disclosed, no related party of any member of the Board of Directors or Executive Management held any shares of Garmin Ltd. or equity awards in Garmin Ltd. shares as of December 28, 2024 and December 30, 2023. A related party includes a spouse, children below the age of eighteen, legal or natural person acting as a fiduciary and legal entities controlled by a non-executive member of the Board.

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ANNEX 2

2024 SWISS STATUTORY NON-FINANCIAL MATTERS REPORT

Garmin Ltd. 2024 Non-Financial Matters Report

This report on general non-financial matters for the fiscal year ended December 28, 2024 has been prepared pursuant to the requirements of Art. 964a et seq. of the Swiss Code of Obligations including the Ordinance on Due Diligence and Transparency in relation to Minerals and Metals from Conflict-Affected Areas and Child Labour as well as the Ordinance on Climate Disclosures and thus indirectly the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD).

Garmin’s Business Model

For more than 35 years, Garmin Ltd. and its subsidiaries (collectively, we, our, us, the Company or Garmin) have pioneered new products, many of which feature location technology such as Global Positioning System (GPS), and applications that are designed for people who live an active lifestyle. Garmin serves five primary markets: fitness, outdoor, aviation, marine, and auto OEM. We design, develop, manufacture, market, and distribute a diverse family of GPS-enabled products and other navigation, communications, sensor-based and information products for these markets, as well as products installed by original equipment manufacturers (OEMs) and for aftermarket applications.

We make products that are engineered on the inside for life on the outside. We do this so our customers can make the most of the time they spend pursuing their passions. Our collective effort to design and deliver exceptional products is anchored in the Garmin mission, vision and values.

Garmin’s values are a direct reflection of the values of our founders, Gary Burrell and Dr. Min Kao. The values they embodied and instilled in Garmin at the time of its founding remain the values that drive everything we do.

Please refer to our 2024 Annual Report on Form 10-K (“2024 Form 10-K”), in particular Part I, Item 1, for additional details on Garmin’s business model.

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Environment

Garmin’s global environmental policy1 is a commitment to protect the environment throughout all aspects of our business. We continually evaluate and improve our performance by establishing objectives that conserve resources, reduce our impact on the environment, while also fulfilling requirements. This policy, aligned with Garmin’s mission, vision and values, supports business strategies and objectives. To support our commitment to the environment, Garmin manufacturing facilities in Taiwan, where the majority of our products are produced, have all achieved International Organization for Standardization (ISO) 50001 certification for energy management systems. The ISO 50001 standard sets requirements for establishing, implementing, maintaining, and improving an energy management system. Additionally, Garmin has implemented environmental management systems to improve resource efficiency, reduce waste, and reduce costs, and has achieved certification to the ISO 14001 standard for Environmental Management at facilities in the U.S., U.K., Taiwan, Poland, and China.

Recycling and waste management are components of environmental matters that are managed by Garmin. Our guidelines and protocols around recycling and waste management follow our global environmental policy. In 2024, we collected and recycled approximately 4,630 metric tons of materials, including paper, cardboard, plastic and electronic waste, from our facilities.

RECYCLING BY MATERIAL (TONS)

PAPER AND CARDBOARD | 2,720
PLASTIC | 460
METAL | 210
E-SCRAP | 400
OTHER | 840
TOTAL | 4,630

The following section specifically discusses Garmin’s climate-related governance, strategy, risk management, and metrics in line with the Swiss Ordinance on Climate Disclosures and thus indirectly the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD).

Governance

The Garmin Board of Directors (the Board) provides oversight and governance on all business matters, including those related to responsible business practices. Garmin management regularly updates the Board on these matters. Engagement and involvement from our Board and management ensures that Garmin’s strategies related to responsible business practices are integrated into business decisions and throughout the organization.

Garmin management is responsible for developing, implementing and reviewing the performance of corporate strategies. Garmin has an executive leadership team dedicated to providing direction on and overseeing the implementation of strategies related to responsible business practices.

Climate-related risks and opportunities are evaluated by members of the executive leadership team. The executive leadership team is informed and updated about climate-related topics through regular channels within our business operations.

Strategy

Garmin conducted a climate scenario analysis in line with the TCFD recommendations to evaluate relevant climate-related risks and opportunities and their potential impacts to our business. This analysis assessed physical and transition risks and opportunities over various time horizons. The following time horizons were used in our analysis:

•	Short-term: 0 to 3 years
•	Medium-term: 3 to 10 years
•	Long-term: 10+ years

Relevant risks and opportunities were evaluated against either a high-emissions climate scenario or a low-emissions scenario, in line with the TCFD recommendations. The selected scenarios are hypothetical, plausible scenarios outlined by the Intergovernmental Panel on Climate Change (IPCC) and International Energy Agency (IEA). The high-emissions climate scenario follows the IPCC SSP5-8.5, where global temperatures rise 4°C above pre-industrial temperatures by 2100. The low-emissions climate scenario follows the IEA Net Zero Emissions by 2050 scenario, where global temperature rise is limited to 1.5°C above pre-industrial temperatures by 2050. The assessment of physical risks focused on certain Garmin properties critical to our operations.

Within the climate scenario analysis, management identified physical and transition climate-related risks that could potentially have a meaningful impact on our business, including:

Physical Risk

Increased severity of extreme weather events, such as cyclones, floods, landslides, and tornados, could cause disruption to our business operations, damage to our properties and assets, loss of inventory or affect the sale of our products.

Transition Risk

An increase in regulations and legislative measures to address climate change could have a direct or indirect impact on our cost of operations or market for our products.

Based on the scenario pathways utilized, these risks exist across all time horizons with exposure increasing over the medium and long-terms.

Opportunities were also assessed within the climate scenario analysis. As an innovation-driven company, we adapt business strategies to capitalize on meaningful opportunities that emerge over time, such as changes in consumer preferences and behavior.

Our vertically integrated business model, balance sheet, financial performance, and diversified business enable us to maintain resilient strategies to mitigate climate-related risks and capitalize on future opportunities. We continually monitor our physical exposure and the regulatory landscape for evolving risks to our business, and we adapt or respond as appropriate.

The risks noted above are not the only ones facing our company. Please refer to our 2024 Form 10-K, in particular Part I, Item 1A, for additional information on the risks and uncertainties facing the Company.

Risk Management

Garmin utilizes a cross-functional team to conduct our climate scenario analysis and assess climate-related risks, which are reviewed with members of the executive leadership team. Business leaders and responsible parties

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involved in the climate scenario analysis remain engaged such that any changes to factors that could affect the judgement and results of the analysis are continually evaluated.

Garmin takes a pragmatic approach to managing climate-related risks, ensuring decisions align with our long-term business strategies and objectives. Risks are evaluated based on their likelihood of occurrence and their potential impact on our business. When evaluating these risks, we also consider the applicability and effectiveness of our existing risk management strategies that address potential climate-related impacts. For example, Garmin has developed backup and recovery plans, retained insurance against certain losses, diversified our suppliers where possible to mitigate supply chain disruptions, and continually innovates and seeks opportunities to provide products and technologies that meet customer expectations.

Metrics and Targets

The table below presents Garmin’s 2024 greenhouse gas (GHG) emissions that are calculated using the GHG Protocol.

Type	2024 Emissions (MTCO2e)
Scope 1	9,865
Scope 2, market-based	45,326
Scope 3*	960,295

Because our 2024 global GHG emissions will serve as the baseline, we have not yet established specific GHG targets or goals. Any specific GHG targets or goals will be developed based on 2024 emissions.

*	Scope 3 emissions include the following categories:
•	Category 1 – Purchased Goods and Services
•	Category 2 – Capital Goods
•	Category 3 – Fuel and Energy-Related Activities
•	Category 4 – Upstream Transportation
•	Category 5 – Waste Generated in Operations
•	Category 6 – Business Travel
•	Category 7 – Employee Commuting
•	Category 11 – Use of Sold Products
•	Category 12 – End-of-Life Treatment of Sold Products
•	Category 15 – Investments

Social

For Garmin, our corporate values, which are outlined in our Code of Conduct4, guide how we care for our communities and also how we treat our customers. We provide opportunities for our employees to build and strengthen their connections with their communities. We are dedicated to serving our customers, creating superior products that are an essential part of our customers’ lives, and safeguarding our customers’ personal data.

Around the world, our employees are involved in community outreach and volunteer efforts serving a broad range of organizations, donating their time, talent and finances to make a difference in their communities. Garmin supports local community engagement initiatives where we have a business presence, and we provide opportunities for employees to give back to those communities. One such initiative is through active engagement in Science, Technology, Engineering, and Math (“STEM”) community outreach programs. Our strategic aim in these educational programs is to educate and inspire local students to pursue careers in information technology and engineering fields.

Our products offer customers a broad range of tools that allow them to achieve their fitness, health and wellness goals and provide insightful health metrics including heart rate, respiration rate and sleep tracking. We collect, store, process, and use personal information and other user data to enable our customers to get the most out of our products. Garmin has a Global Data Privacy Policy2 and protects the reasonable privacy expectations of its customers, employees, and other individuals. We are transparent about the types of personal data we process and the ways we use it, in compliance with applicable privacy laws and regulations. We believe personal data belongs to our customers, who control what can be shared, and we never sell customers’ personal data to anyone. We also have a responsibility to be good stewards of that data, and we protect it in accordance with best practices in cybersecurity frameworks. Our privacy and security teams are updated on current trends and practices through annual trainings and collaboration with industry groups, and we engage independent parties to perform annual assessments of our cyber security programs for continuous improvement.

Many countries in which Garmin conducts business have enacted privacy and data protection laws, which set out the rules for protecting an individual’s personal data. Noncompliance could result in significant penalties, governmental investigations and regulatory proceedings, litigation, harm to our brand, and a decrease in the use of our products and services. Please refer to our 2024 Form 10-K, in particular Part I, Item 1A, for additional information on the risks and uncertainties facing the Company.

Employees

Garmin employs approximately 21,800 individuals in 35 countries. Successful execution of our strategy is dependent on attracting, developing, and retaining key employees and members of our management team. To facilitate talent attraction and retention, we provide opportunities for our employees to grow and develop in their careers, supported by generous compensation and benefits, in a safe and healthy working environment.

We invest significant resources in our talent development programs to provide employees with the training and education they need to achieve their career goals, build relevant skills, and bring value to their teams. To support this, we provide many employee benefits, which vary by country or region, such as education assistance as well as leadership and professional development courses. We also offer a range of benefits to our

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employees that enable us to attract and retain leading talent. In addition to salaries, these programs, which vary by country or region, include stock compensation, savings plans, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family leave, and an Employee Stock Purchase Plan, which provides employees an opportunity to acquire company ownership for a discounted price. Our most recent employee engagement survey, which was conducted by Flex Surveys in 2023, surveyed U.S. employees on a range of metrics, including company culture and compensation and benefits. In the results, Garmin scored in the top 20% among comparable companies.

We believe our investments in our employees contribute to our relatively low turnover rate for a company in the technology industry. The average turnover across the Company for the most recent reporting period was approximately 9%(3). We were recently recognized by Forbes, who ranked Garmin as number 2 on their 2024 list of Best Large Employers in America.

Garmin has a Global Health and Safety Policy1 and we are committed to providing a safe and healthy workplace that promotes the wellbeing of our employees. We continually evaluate our processes to ensure they fulfill requirements and educate and engage with our employees to implement improvements that prevent work-related incidents and illnesses, eliminate hazards and mitigate risks. Garmin has also achieved certification to the ISO 45001 standard, an internationally recognized certification for management systems of occupational health and safety, at facilities in the U.S., Taiwan, Poland, and China. As a reflection of Garmin health and safety practices, our Total Recordable Injury Rate (TRIR) is consistently well below industry averages. TRIR, as defined by the United States Occupational Safety and Health Administration, is the total number of recordable injuries and illnesses per 100 full-time equivalent workers during a one-year period. In 2024 our TRIR among our manufacturing and distribution locations that have achieved ISO 45001 certification was approximately 0.42. This value is approximately 1.9 times9 better than most recent industry averages as provided by the U.S. Bureau of Labor Statistics.

As outlined in our Global Code of Conduct4, Garmin is committed to supporting an engaged and collaborative workforce at all levels of the company. As a global company with offices in 35 different countries around the world, teamwork and belonging play an important role in our culture, business operations, and ability to create innovative new products and services. For additional information on Garmin’s workforce representation, please refer to our Sustainability Accounting Standards Board (SASB) Report on our corporate sustainability reporting webpage5.

Our future success depends significantly on the continued contribution of our key executive, engineering, sales, marketing, manufacturing, and administrative personnel. Recruiting and retaining the skilled personnel we require to maintain and grow our market position can be challenging. Please refer to our 2024 Form 10-K, in particular Part I, Item 1A, for additional information on the risks and uncertainties facing the Company.

Human Rights

As outlined in our Global Human Rights Policy1, Garmin is committed to upholding human rights and freedoms for all people, including the right to experience safe, fair, and nondiscriminatory working conditions. We are committed to complying with all applicable laws and adhering to prevailing industry standards, and we expect the same of our suppliers.

In accordance with our Modern Slavery Policy6, Garmin condemns modern slavery in all forms and prohibits acts that constitute modern slavery. We have standards and procedures in place and require employees to report any suspected instances of modern slavery. Our global employee Code of Conduct requires our employees to comply with all applicable laws and regulations, which include those regarding modern slavery and human trafficking. We are committed to educating our workforce about modern slavery and human trafficking and ensuring compliance with applicable laws. Additionally, our factories are subject to periodic compliance audits by many of our distributors and other resellers to confirm our compliance with applicable laws, regulations, and international labor and human rights standards. Our Supplier Code of Conduct7 addresses supplier policies on labor and human rights issues including modern slavery. Additionally, our standard supply agreements require suppliers to assure us that products they supply are not produced, manufactured or packaged by forced, prison or child labor. Garmin conducts periodic assessments of our suppliers to assess and verify compliance with our Supplier Code of Conduct and other supply chain requirements. These assessments include evaluations of compliance with policies implemented to prevent child labor, forced labor and other human rights issues. Garmin has also evaluated our supply chain to determine whether there are reasonable grounds to suspect child labor, pursuant to the requirements of Art. 964j of the Swiss Code of Obligations. As a result of the analysis performed, we have determined that there are no reasonable grounds to suspect Garmin’s products or services have been manufactured or provided using child labor.

Garmin also takes steps to ensure our supply chain is free of conflict minerals, which include tin, tantalum, tungsten, and gold, also known as 3TG. Although Garmin does not directly purchase any raw 3TG minerals from our suppliers, Garmin purchases component parts from its suppliers that could include 3TG derived from mines in the Democratic Republic of Congo (DRC) or adjoining countries. Garmin designed its due diligence measures in conformance with the due diligence related steps of the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict- Affected and High-Risk Areas, as further set forth in the specific guidance for downstream companies contained in the supplements on tin, tantalum, tungsten, and gold. Garmin expects each of our suppliers to adopt a policy of responsible sourcing of minerals and pass this requirement through its supply chain. Garmin responds to identified risks when there is reason to believe that conflict minerals included in its products may have originated in the DRC or an adjoining country and are not from recycled or scrap sources. For additional information on Garmin’s policies and procedures regarding conflict minerals, please refer to our Conflict Minerals Policy8 and our Conflict Minerals Report on our corporate sustainability reporting webpage5.

As a business that operates worldwide, we are subject to complex and changing global laws and regulations, including those related to health and safety, labor and employment, import, export and trade. We have implemented policies and procedures designed to ensure compliance with applicable global laws and regulations, including those discussed above. Please refer to our 2024 Form 10-K, in particular Part I, Item 1A, for additional information on the risks and uncertainties facing the Company.

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Business Conduct and Combating Corruption

Garmin is committed to conducting business in a manner fully consistent with our ethical standards and legal obligations. Garmin is also committed to complying with all anti-corruption laws of the countries in which it does business, such as the United States Foreign Corrupt Practices Act, the U.K. Bribery Act 2010 and articles 322ter – 322decies of the Swiss Criminal Code (CP). Garmin is committed to conducting its activities free from the illegal and improper influence of bribery and to ensuring anti-corruption awareness among its employees, as well as third parties with respect to their activities related to Garmin.

In accordance with our Code of Conduct4, Garmin empowers our employees to identify corruption risk and to respond appropriately. Employees are expected to be aware of local law requirements, follow the Company’s approval process for transactions, refuse and report to Garmin’s Chief Compliance Officer any requests for bribes or facilitating payments, and ensure any expenses for government officials are appropriate. Our employees are provided with mandatory annual trainings that includes the education and resources they need to be informed of and to adhere to applicable regulations and Garmin’s compliance policies. Additionally, our employees are required to acknowledge on an annual basis that they have reviewed the Code of Conduct and understand they are expected to comply with all of the rules therein. Garmin employees are required to report any compliance concern and may do so anonymously through Garmin’s compliance helpdesk where permitted by local law. Garmin promptly investigates any concerns relating to potential violations of our Code of Conduct reported through the reporting methods set forth in our Code of Conduct, including the compliance helpdesk. No such concerns have been reported regarding potential corruption, which is an indicator of the effectiveness of our anti-corruption compliance program.

Garmin’s Chief Compliance Officer has overall responsibility for the Company’s anti-corruption compliance program and the related guidelines. These guidelines are in place so neither Garmin nor any of its agents, partners or representatives will give, offer, receive or solicit any improper direct or indirect payments or anything of value to or from any customers, agents, counterparties or other business relationships or authorities. Included in the Company’s guidelines are due diligence processes designed to screen certain proposed business relationships with third parties that could have authority to make payments on Garmin’s behalf, including distributors, consultants, agents, and outside law firms. This due diligence process includes an analysis of the related risks and the need to implement safeguards, the results of which are reviewed and approved by our legal department prior to entering into an agreement. Once Garmin has retained a third party, additional due diligence is performed periodically and as needed.

Garmin is subject to complex and changing global laws and regulations, including those related to anticorruption, bribery, and anti-money laundering. We have implemented policies and procedures designed to ensure compliance with applicable global laws and regulations, including those discussed above. Please refer to our 2024 Form 10-K, in particular Part I, Item 1A, for additional information on the risks and uncertainties facing the Company.

FOOTNOTES

1See Garmin.com/GlobalPolicy

2See Garmin.com/PrivacyPolicy

3This metric does not include Garmin’s seasonal, intern, or temporary employees

4See Garmin.com/CodeofConduct

5See Garmin.com/SustainabilityReports

6See Garmin.com/ModernSlavery

7See Garmin.com/SupplierCodeofConduct

8See Garmin.com/ConflictMinerals

9Based on communications equipment manufacturing (NAICS: 334200)

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ANNEX 3

RENEWAL OF CAPITAL BAND

Proposed Shareholder Resolution

The Board submits and recommends the shareholder resolution set forth below for approval by Garmin’s shareholders:

Shareholder Resolution

It is hereby resolved that Article 5 of the Articles of Association shall be amended as set out further below (in which text to be deleted is marked with a strikethrough and text to be added is underlined)

Art. 5   Kapitalband

1.	Die Gesellschaft verfügt über ein Kapitalband zwischen USD 17’541’086.85 (untere Grenze) und USD 23’388’115.80 (obere Grenze). Der Verwaltungsrat ist im Rahmen des Kapitalbands ermächtigt, bis zum ~~7. Juni 2025~~ 5. Juni 2026 oder bis zu einem früheren Dahinfallen des Kapitalbands das Aktienkapital einmal oder mehrmals und in beliebigen Beträgen zu erhöhen oder herabzusetzen oder Aktien direkt oder indirekt zu erwerben oder zu veräussern. Die Kapitalerhöhung oder -herabsetzung kann durch Ausgabe von bis zu 38’980’193 voll zu liberierenden Aktien mit einem Nennwert von je USD 0.10 bzw. Vernichtung von bis zu 19’490’096 Aktien mit einem Nennwert von je USD 0.10 oder durch eine Erhöhung bzw. Herabsetzung der Nennwerte der bestehenden Aktien mit einem Nennwert von je USD 0.10 im Rahmen des Kapitalbands oder durch gleichzeitige Herabsetzung und Wiedererhöhung erfolgen.
2.	Im Falle einer Ausgabe von neuen Aktien unterliegen Zeichnung und Erwerb der neuen Aktien sowie jede nachfolgende Übertragung der Aktien den Beschränkungen von Art. 8 dieser Statuten.
3.	Bei einer Erhöhung des Aktienkapitals im Rahmen des Kapitalbands legt der Verwaltungsrat, soweit erforderlich, den Ausgabebetrag, die Art der Einlagen (einschliesslich Barliberierung, Sacheinlage, Verrechnung und Umwandlung von Reserven oder eines Gewinnvortrags in Aktienkapital), den Zeitpunkt der Ausgabe, die Bedingungen der Bezugsrechtsausübung und den Beginn der Dividendenberechtigung fest. Dabei kann der Verwaltungsrat neue Aktien mittels Festübernahme durch eine Bank, ein Bankenkonsortium oder einen anderen Dritten und anschliessendem Angebot an die bisherigen Aktionäre oder an Dritte (sofern die Bezugsrechte der bisherigen Aktionäre aufgehoben oder nicht gültig ausgeübt wurden) ausgeben. Der Verwaltungsrat ist ermächtigt, den Handel mit Bezugsrechten zu ermöglichen, zu beschränken oder auszuschliessen. Nicht gültig ausgeübte Bezugsrechte kann der Verwaltungsrat verfallen lassen, oder er kann diese bzw. Aktien, für welche Bezugsrechte eingeräumt, aber nicht gültig ausgeübt wurden, zu Marktkonditionen platzieren oder anderweitig im Interesse der Gesellschaft verwenden.
4.	Der Verwaltungsrat ist im Fall einer Ausgabe von Aktien ermächtigt, das Bezugsrecht der bisherigen Aktionäre aufzuheben oder zu beschränken und Dritten, der Gesellschaft oder einer ihrer Konzerngesellschaften zuzuweisen:
(a)	wenn der Ausgabebetrag der neuen Aktien unter Berücksichtigung des Marktpreises festgesetzt wird; oder
(b)	für die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen, den Erwerb von Produkten, Immaterialgütern oder Lizenzen durch oder Investitionsvorhaben der Gesellschaft oder einer ihrer Konzerngesellschaften oder für die Finanzierung oder Refinanzierung solcher Transaktionen durch eine Aktienplatzierung; oder
(c)	zum Zwecke der Erweiterung des Aktionärskreises der Gesellschaft in gewissen Finanz- oder Investorenmärkten oder im Zusammenhang mit der Kotierung neuer Aktien an inländischen oder an ausländischen Börsen; oder
(d)	für nationale und internationale Platzierungen von neuen Aktien zum Zwecke der Erhöhung des Streubesitzes oder zur Einhaltung anwendbarer Kotierungsvorschriften; oder
(e)	zwecks Beteiligung von strategischen Investoren, einschliesslich Finanzinvestoren; oder
(f)	für die Einräumung einer Mehrzuteilungsoption (“greenshoe”) von bis zu 20% der zu platzierenden oder zu verkaufenden Aktien an die betreffenden Erstkäufer oder Festübernehmer im Rahmen einer Aktienplatzierung oder eines Aktienverkaufs; oder
(g)	für die Beteiligung der Verwaltungsratsmitgliedern, Geschäftsleitungsmitgliedern, Mitarbeitern, Beauftragten, Beratern der Gesellschaft oder einer Gruppengesellschaft, oder anderen Personen, die Dienstleistungen an die Gesellschaft oder eine ihrer Gruppengesellschaft erbringen; oder
(h)	um Eigenkapital auf eine schnelle und flexible Weise zu beschaffen, welche ohne den Ausschluss der Bezugsrechte der bestehenden Aktionäre nicht oder nur schwer oder zu wesentlich schlechteren Bedingungen möglich wäre.
5.	Nach einer Nennwertveränderung sind neue Aktien im Rahmen des Kapitalbands mit gleichem Nennwert auszugeben wie die bestehenden Aktien
6.	Erhöht sich das Aktienkapital aufgrund einer Erhöhung aus bedingtem Kapital nach Art. 6 dieser Statuten, so erhöhen sich die obere und die untere Grenze des Kapitalbands entsprechend dem Umfang der Erhöhung des Aktienkapitals. Der Verwaltungsrat macht die erforderlichen Feststellungen und ändert die Statuten entsprechend.
7.	Bei einer Herabsetzung des Aktienkapitals im Rahmen des Kapitalbands legt der Verwaltungsrat, soweit erforderlich, die Verwendung des Herabsetzungsbetrags fest. Der Verwaltungsrat kann den Herabsetzungsbetrag auch zur teilweisen oder vollständigen Beseitigung einer Unterbilanz im Sinne von Artikel 653p OR verwenden oder das Aktienkapital im Sinne von Artikel 653q OR gleichzeitig herabsetzen und mindestens auf den bisherigen Betrag erhöhen.

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Art. 5   Capital Band

1.	The Company has a capital band ranging from USD 17,541,086.85 (lower limit) to USD 23,388,115.80 (upper limit). The Board of Directors shall be authorized within the capital band to increase or decrease the share capital once or several times and in any amounts or to acquire or dispose of Shares directly or indirectly, until ~~June 7, 2025~~ June 5, 2026 or until an earlier expiration of the capital band. The capital increase or decrease may be effected by issuing up to 38,980,193 fully paid-in shares with a nominal value of USD 0.10 each and cancelling up to 19,490,096 shares with a nominal value of USD 0.10 each, as applicable, or by increasing or decreasing the nominal value of the existing shares with a nominal value of USD 0.10 each within the limits of the capital band or by simultaneous decrease and re-increase of the share capital.
2.	In the event of an issue of new Shares, the subscription and acquisition of the new Shares and any subsequent transfer of the Shares shall be subject to the limitations pursuant to Art. 8 of these Articles of Association.
3.	In the event of a capital increase within the capital band, the Board of Directors shall, to the extent necessary, determine the issue price, the type of contribution (including cash contributions, contributions in kind, set-off and conversion of reserves or of profit carried forward into share capital), the date of issue, the conditions for the exercise of subscription rights and the commencement date for dividend entitlement. In this regard, the Board of Directors may issue new Shares by means of a firm underwriting through a bank, a syndicate of banks or another third party and a subsequent offer of these Shares to the existing shareholders or third parties (if the subscription rights of the existing shareholders have been withdrawn or have not been duly exercised). The Board of Directors is entitled to permit, to restrict or to exclude the trade with subscription rights. The Board of Directors may permit the expiration of subscription rights that have not been duly exercised, or it may place such rights or Shares as to which subscription rights have been granted, but not duly exercised, at market conditions or may use them otherwise in the interest of the Company.
4.	In the event of an issuance of Shares, the Board of Directors is further authorized to withdraw or restrict subscription rights of existing shareholders and allocate such rights to third parties (including individual shareholders), the Company or any of its group companies:
(a)	if the issue price of the new Shares is determined by reference to the market price; or
(b)	for the acquisition of companies, parts of companies or participations, for the acquisition of products, intellectual property or licenses by or for investment projects of the Company or any of its group companies, or for the financing or refinancing of any of such transactions through a placement of Shares; or
(c)	for the purpose of broadening the shareholder constituency of the Company in certain financial or investor markets or in connection with the listing of new Shares on domestic or foreign stock exchanges; or
(d)	for purposes of national and international offerings of new Shares for the purpose of increasing the free float or to meet applicable listing requirements; or
(e)	for purposes of the participation of strategic partners, including financial investors; or
(f)	for purposes of granting an over-allotment option (“greenshoe”) of up to 20% of the total number of Shares in a placement or sale of Shares to the respective initial purchaser(s) or underwriter(s); or
(g)	for the participation of the members of the Board of Directors, members of the Management Team, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its group companies; or
(h)	for raising equity capital in a fast and flexible manner which would not be possible, or would only be possible with great difficulty or at significantly less favorable conditions, without the exclusion of the subscription rights of the existing shareholders.
5.	After a change of the nominal value, new Shares shall be issued within the capital band with the same nominal value as the existing Shares.
6.	If the share capital increases as a result of an increase from conditional capital pursuant to Art. 6 of these Articles of Association, the upper and lower limits of the capital band shall increase in an amount corresponding to such increase in the share capital. The Board of Directors shall make the necessary ascertainments and amend the Articles of Association accordingly.
7.	In the event of a decrease of the share capital within the capital band, the Board of Directors shall, to the extent necessary, determine the use of the decrease amount. The Board of Directors may also use the decrease amount for the partial or full elimination of a share capital shortfall in the sense of article 653p CO or may, in the sense of article 653q CO, simultaneously decrease and increase the share capital to at least the previous amount.

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ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 DD 3 ADD 4ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m. Eastern Daylight Time (which is 10:59 p.m. Central Daylight Time) on June 5, 2025. Online Go to www.investorvote.com/GRMNor scan the QR code - login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/GRMN Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals - The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 9, 10, 11, 12, 13, 14 and 15.The Board of Directors recommends a vote FOR the nominees listed in Proposals 5, 6, 7 and 8. 1. Approval of Garmin’s 2024 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 28, 2024 and the statutory financial statements of Garmin for the fiscal year ended December 28, 2024 2. Approval of the appropriation of available earnings 3. Approval of the payment of a cash dividend in the aggregate amount of U.S. $3.60 per outstanding share out of Garmin’s reserve from capital contribution in four equal instalments 4. Discharge of the members of the Board of Directors and the Executive Management from liability for the fiscal year ended December 28, 2024 5. Re-election of six directors 5a - Susan M. Ball 5b - Jonathan C. Burrell 5c - Joseph J. Hartnett 5d - Min H. Kao For Against Abstain For Against Abstain 5e - Catherine A. Lewis 5f - Clifton A. Pemble For Against Abstain 6. Re-election of Min H. Kao as Executive Chairman 7a - Susan M. Ball 7b - Jonathan C. Burrell 7c - Joseph J. Hartnett 7d - Catherine A. Lewis 8. Re-election of Wuersch & Gering LLP as independent voting rights representative 9. Ratification of the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the fiscal year ending December 27, 2025 and re-election of Ernst & Young Ltd as Garmin’s statutory auditor for another one-year term 10. Advisory vote on executive compensation of Garmin’s Named Executive Officers 11. Advisory vote on the Swiss Statutory Compensation Report 12. Advisory vote on the Swiss Statutory Non-Financial Matters Report For Against Abstain For Against Abstain For Against Abstain For Against Abstain C 1234567890 1UPX 647417 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 044Y7B

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Proxy - Garmin LTD. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 6, 2025 The undersigned shareholder of Garmin Ltd., a Swiss company, hereby appoints the independent voting rights representative, the law firm Wuersch & Gering LLP, or its substitute, as true and lawful agent and proxy to represent the undersigned and vote all shares of Garmin Ltd. owned by the undersigned in all matters coming before the Annual General Meeting of Shareholders (or any adjournment thereof) to be held at Prime Tower, Hardstrasse 201, 8005 Zürich, Switzerland, on Friday, June 6, 2025, at 17:00 Central European Summer Time. This proxy, when properly executed, will be voted as specified. To the extent you do not give specific instructions, you instruct the independent voting rights representative to vote your shares for all proposals in accordance with the recommendations of the Board of Directors (i.e. FOR Proposals 1, 2, 3, 4, 9, 10, 11, 12, 13, 14 and 15 and FOR the nominees listed in Proposals 5, 6, 7 and 8). If any modifications to agenda items or proposals identified in the invitation to the Annual General Meeting of Shareholders or other matters on which voting is permissible under Swiss law are properly presented at the Annual General Meeting for consideration, you instruct the independent voting rights representative, in the absence of other specific instructions, to vote your shares in accordance with the recommendations of the Board of Directors. Proxy cards must be signed and dated. CONTINUED ON THE REVERSE SIDE. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/GRMN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE 13. Binding vote to approve Fiscal Year 2026 maximum aggregate compensation for the Executive Management 14. Binding vote to approve maximum aggregate compensation for the Board of Directors for the period between the 2025 Annual General Meeting and the 2026 Annual General Meeting 15. Renewal of Capital Band For Against Abstain B New Proposals and Motions/New Agenda Items If new or modified agenda items (other than those in the invitation to the meeting and the proxy statement) or new or modified proposals or motions with respect to those agenda items set forth in the invitation to the meeting and the proxy statement are put forth before the Annual General Meeting, you instruct the independent voting rights representative to vote your shares as follows: In accordance with the respective recommendations of the Board of Directors Abstain Against C Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by duly authorized person. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. Date (mm/dd/yyyy) - Please print date below.